As filed with the Securities and Exchange              Registration No. 33-75248
Commission on November 25, 1997                        Registration No. 811-4536




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 6 TO
                             REGISTRATION STATEMENT
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

--------------------------------------------------------------------------------

       Variable Life Account B of Aetna Life Insurance and Annuity Company

                    Aetna Life Insurance and Annuity Company

            151 Farmington Avenue, RE4A, Hartford, Connecticut 06l56

        Depositor's Telephone Number, including Area Code: (860) 273-4686

--------------------------------------------------------------------------------

                           Julie E. Rockmore, Counsel
                    Aetna Life Insurance and Annuity Company
            151 Farmington Avenue, RE4A, Hartford, Connecticut 06l56
                (Name and Complete Address of Agent for Service)

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

              immediately upon filing pursuant to paragraph (b) of Rule 485
 --------
    X         on November 28, 1997 pursuant to paragraph (b) of Rule 485
 --------
              60 days after filing pursuant to paragraph (a)(1) of Rule 485
 --------
              on __________________ pursuant to paragraph (a)(1) of Rule 485
 --------
              this post-effective amendment designates a new effective date for
 --------     a previously filed post-effective amendment

                             VARIABLE LIFE ACCOUNT B
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY

                              Cross Reference Sheet



     Form N-8B-2        Part I (Prospectus Dated November 28, 1997)
       Item No.
          1             Cover Page; The Separate Account; The Company
          2             Cover Page; The Separate Account; The Company
          3             Not Applicable
          4             Cover Page; The Company; Additional Information - Distribution of the Policies
          5             The Separate Account; The Company
          6             The Separate Account; The Company
          7             Not Applicable
          8             Financial Statements
          9             Additional Information - Legal Matters
          10            The Separate Account; Charges & Fees; Policy Choices; Policy Values; Policy Rights;
                        Additional Information; Miscellaneous Policy Provisions
          11            Allocation of Premiums; Policy Choices
          12            Cover Page; Allocation of Premiums
          13            Charges & Fees; Policy Choices; Term Insurance Rider; Additional Information - Distribution
                        of Policies
          14            Policy Values; Miscellaneous Policy Provisions
          15            Policy Summary; Allocation of Premiums - The Funds; Policy Choices; Policy Values
          16            Policy Summary; Allocation of Premiums - The Funds; Policy Values
          17            Policy Rights
          18            Allocation of Premiums; Policy Choices; Policy Rights
          19            Additional Information
          20            Not Applicable
          21            Policy Rights - Policy Loans:  Preferred and Nonpreferred
          22            Not Applicable
          23            Directors and Officers
          24            Miscellaneous Policy Provisions
          25            The Company
          26            Charges and Fees
          27            The Company




     Form N-8B-2        Part I (Prospectus Dated November 28, 1997)
       Item No.
          28            Directors and Officers
          29            The Company
          30            Not Applicable
          31            Not Applicable
          32            Not Applicable
          33            Not Applicable
          34            Not Applicable
          35            The Company; Additional Information
          36            Not Applicable
          37            Not Applicable
          38            Additional Information
          39            See Item 25
          40            See Item 26
          41            See Item 27
          42            See Item 28
          43            Financial Statements
          44            Policy Values - Accumulation Unit Value; Financial Statements
          45            Not Applicable
          46            The Separate Accounts; Policy Values
          47            The Separate Accounts; Allocation of Premiums; Policy Choices; Policy Values
          48            Not Applicable
          49            Not Applicable
          50            Not Applicable
          51            Cover Page; Policy Choices; Policy Values
          52            The Separate Account; Allocation of Premiums
          53            Tax Matters
          54            Not Applicable
          55            Not Applicable
          56            Not Applicable
          57            Not Applicable
          58            Not Applicable
          59            Financial Statements

Variable Life Account B

Underwritten By:
Aetna Life Insurance and Annuity Company
151 Farmington Avenue
Hartford, Connecticut 06156
(800) 334-7586


Prospectus Dated November 28, 1997

The Flexible Premium Variable Universal Life Insurance Policy

The Policy offered in connection with this prospectus is Corporate VUL, a flexible premium variable universal life insurance policy ("Policy") offered by Aetna Life Insurance and Annuity Company (ALIAC, the Company, we, us or our). This Policy is intended to provide life insurance benefits. The Policy is designed to allow flexible premium payments, a choice of underlying funding options, and a choice from three Death Benefit Options. Your Policy's cash value may vary with the investment performance of the underlying funding options You choose. Although Policy values may vary, the Policy can be guaranteed to stay in force through the Guaranteed Death Benefit provision. Policy cash value may be used to continue Your Policy in force, may be borrowed within certain limits, and may be fully or partially surrendered (subject to a surrender charge).

You may also choose to select one of the annuity settlement options upon maturity of the Policy. Prior to maturity of the Policy, You may apply the value of Your Policy (minus any applicable surrender charges and the amount necessary to repay any loans in full) to one of the annuity settlement options. Upon death of the Insured, the beneficiary will be paid (a) the value of the Death Benefit Option in one lump sum, or (b) under one of the annuity settlement options.

The Policy has a Free-Look Period during which You may return it to our Home Office for a refund. The refund may be more or less than the premiums paid. (See "Right to Examine the Policy.")

It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance policy with a Corporate VUL Policy.

The Policies are available on a multiple life basis where the insureds share a common employment or business relationship, and may be owned individually or by a corporation, trust, association or similar entity. The Policyowner will have all rights and privileges under the Policy. The Policies may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation plans. These Policies may be used by large corporations as a means of funding death benefit liabilities incurred under executive retirement plans or as a source for funding cash flow obligations under such plans. Corporate VUL is not designed to be used in an employer's pension or profit sharing plan.

Variable Life Account B

This prospectus is intended to describe the variable options used to fund this Policy through the Separate Account. The variable funding options
(collectively, the "Funds") currently available through the Separate Account are as follows:

o Aetna Variable Fund                              o Janus Aspen Worldwide Growth
o Aetna Income Shares                                Portfolio
o Aetna Investment Advisers Fund, Inc.             o MFS Total Return Series
o Aetna Variable Encore Fund                       o MFS World Governments Series
o Aetna Variable Capital Appreciation Portfolio    o Oppenheimer Capital Appreciation Fund
o Aetna Variable Growth Portfolio                  o Oppenheimer Global Securities Fund
o Aetna Variable Index Plus Portfolio              o Oppenheimer Growth & Income Fund
o Aetna Variable Small Company Portfolio           o Oppenheimer Strategic Bond Fund
o Fidelity VIP Equity-Income Portfolio             o Portfolio Partners MFS Emerging Equities Portfolio
o Fidelity VIP Growth Portfolio                    o Portfolio Partners MFS Research Growth
o Fidelity VIP High Income Portfolio                 Portfolio
o Fidelity VIP Overseas Portfolio                  o Portfolio Partners MFS Value Equity
o Fidelity VIP II Asset Manager Portfolio            Portfolio
o Fidelity VIP II Contrafund Portfolio             o Portfolio Partners Scudder International
o Janus Aspen Aggressive Growth Portfolio            Growth Portfolio
o Janus Aspen Balanced Portfolio                   o Portfolio Partners T. Rowe Price Growth
o Janus Aspen Flexible Income Portfolio              Equity Portfolio
o Janus Aspen Growth Portfolio


The availability of the above Funds is subject to applicable regulatory approvals. Not all Funds are available in all jurisdictions or under all Policies. The Statement of Additional Information ("SAI") for any of the Funds may be obtained by calling 800-334-7586.

Please read this prospectus carefully and retain it for future reference.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT VARIABLE LIFE ACCOUNT B REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents


Policy Definitions ....................................................  v
Policy Summary ........................................................  1
The Separate Account ..................................................  2
Allocation of Premiums ................................................  3
 Fixed Account ........................................................  3
 Separate Account .....................................................  3
 Mixed and Shared Funding .............................................  7
Charges & Fees ........................................................  8
 Surrender Charge .....................................................  8
 Surrender Charges on Full and Partial Surrenders .....................  8
 Premium Load .........................................................  8
 Charges and Fees Assessed Against the Total Account Value ............  9
 Charges and Fees Associated with the Variable Funding Options ........  9
 Charges Assessed Against the Underlying Funds ........................ 11
 Reduction of Charges ................................................. 12
Policy Choices ........................................................ 14
 Premium Payments ..................................................... 14
 Guaranteed Death Benefit ............................................. 15
 Life Insurance Qualification ......................................... 16
 Death Benefit Options ................................................ 17
 Transfers and Allocations to Funding Options ......................... 18
Policy Values ......................................................... 19
 Total Account Value .................................................. 19
 Accumulation Unit Value .............................................. 19
 Maturity Value ....................................................... 20
 Surrender Value ...................................................... 20
Policy Rights ......................................................... 21
 Partial Surrenders ................................................... 21
 No Lapse Coverage .................................................... 21
 Reinstatement of a Lapsed Policy ..................................... 22
 Policy Loans: Preferred and Nonpreferred ............................. 22
 Policy Changes ....................................................... 23
 Right to Examine the Policy .......................................... 25
Death Benefit ......................................................... 26
Policy Settlement ..................................................... 27
 Settlement Options ................................................... 27
 Calculation of Settlement Payments ................................... 29
Term Insurance Rider .................................................. 30
The Company ........................................................... 31
Directors & Officers .................................................. 32
Additional Information ................................................ 34
 Reports to Policyowners .............................................. 34
 Right to Instruct Voting of Fund Shares .............................. 34
 Disregard of Voting Instructions ..................................... 35
 State Regulation ..................................................... 35
 Legal Matters ........................................................ 35
 The Registration Statement ........................................... 35
 Distribution of the Policies ......................................... 35
 Records and Accounts ................................................. 36
 Independent Auditors ................................................. 37
Tax Matters ........................................................... 38
 General .............................................................. 38
 Federal Tax Status of the Company .................................... 38
 Life Insurance Qualification ......................................... 38
 General Rules ........................................................ 39
 Modified Endowment Contracts ......................................... 39
 Diversification Standards ............................................ 40
 Investor Control ..................................................... 40
 Other Tax Considerations ............................................. 41
Misc. Policy Provisions ............................................... 42
 The Policy   ......................................................... 42

Table of Contents

 Payment of Benefits .................................................. 42
 Age .................................................................. 42
 Incontestability ..................................................... 42
 Suicide .............................................................. 42
 Coverage Beyond Maturity ............................................. 42
 Nonparticipation  .................................................... 43
Illustrations of Death Benefits, Total Account Values and Surrender
 Values ............................................................... 44
Financial Statements of the Separate Account  .......................  S-1
Financial Statements of the Company  ................................  F-1

Policy Definitions

Accumulated Premium: The sum of all premiums paid from the Date of Issue accumulated at the Premium Accumulation Rate. The Accumulated Premium is used with Death Benefit Option 3.

Accumulation Unit: A unit used to measure the value of a Policyowner's interest in each applicable funding option used to calculate the value of the variable portion of the Total Account Value before election of a Settlement Option.

Additional Premiums: Any premium paid in addition to Planned Premiums.

Amount at Risk: The Death Benefit before subtraction of outstanding loans, if any, divided by 1.0032737, minus the Total Account Value.

Annuity: A series of payments for life or for a definite period.

Attained Age: The Issue Age of the Insured increased by the number of Policy Years elapsed.

Cost of Insurance: The portion of the Monthly Deduction attributable to the basic insurance coverage, not including riders, supplemental benefits or monthly expense charges.

Date of Issue: The effective date of initial coverage. The Date of Issue and the effective date for any change in coverage will be the Date of Coverage Change shown in Supplemental Policy Specifications which will be sent to You. Coverage is conditional on payment of the first premium, if required, and issue of the Policy as provided in the application.

Death Benefit: The amount payable in accordance with the Death Benefit Option chosen to the beneficiary upon the death of the Insured, after deduction of the Loan Account Value plus any accrued interest and any overdue deductions.

Death Benefit Option: Any of three methods for determining the Death Benefit.

Fixed Account: The fixed interest option offered under the Policy that guarantees a minimum interest rate of 4.0% per year.

Fixed Account Value: The non-loaned portion of this Policy's Total Account Value attributable to the non-variable portion of the Policy. The Fixed Account Value is held in the General Account.

Fund(s): One or more of the underlying funding options available under the Policy (as described in this Prospectus). Each of the Funds is an open-end management investment company whose shares are available to fund the benefits provided by the Policy.

General Account: The Company's general asset account, in which assets attributable to the non-variable portion of Policies are held, i.e., the Loan Account Value and the Fixed Account Value.

Grace Period: The 61-day period beginning on the Monthly Deduction Day on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction. The Policy will terminate without value at the end of the 61-day period unless a sufficient payment described in the notification letter is received by the Company.

Guaranteed Death Benefit Premium: A specified premium that, if paid, will keep the Policy in force to attained age 80 or 100, even if the Surrender Value is insufficient to cover current monthly deductions.

Home Office: The principal executive office of the Company, located at 151 Farmington Avenue, Hartford, Connecticut.

Insured: The person on whose life the Policy is issued.

Issue Age: The Insured's age on his/her birthday on or prior to the Policy's Date of Issue.

Loan Account Value: An amount equal to the sum of all unpaid loans. The Loan Account Value does not include interest accrued since the last Policy anniversary. Such interest is payable in order to discharge any policy indebtedness.

Maturity Date: The Policy anniversary on which the Insured reaches Attained Age 100.

Maturity Value: The Total Account Value on the Maturity Date, less Loan Account Value plus any accrued interest.

Minimum Monthly Premium: The amount of premium which must be paid to assure that the Policy remains in force for at least five years after issue, assuming there have been no loans or surrenders.

Monthly Deduction: The Monthly Deduction from the Total Account Value which includes the Cost of Insurance, charges for supplemental riders or benefits, and an administrative expense charge. The Monthly Deduction Day is the day that the deduction is actually taken.

Net Premium: The premium paid, less the premium load.

Nonpreferred Loan: Loans taken in the first ten Policy Years, and beginning in the eleventh Policy Year, loans taken in excess of the Preferred Loan Amount.

Planned Premium: The amount of premium the Policyowner chooses to pay the Company on a scheduled basis. This is the amount for which the Company sends a bill.

Policy: The life insurance contract described in this prospectus.

Policyowner: The owner of the Policy, referred to as "You."

Policy Year: Each twelve-month period, beginning on the Date of Issue, during which the Policy is in effect.

Preferred Loan Amount: A portion of the maximum loan amount available beginning in the eleventh Policy Year at zero net cost to the Policyowner. The preferred loan is the amount taken.

Premium Accumulation Rate: The annual rate at which premiums paid will be accumulated to determine the Death Benefit if Death Benefit Option 3 is selected. This rate is chosen by You at issue. Any amount requested in excess of 10% may be subject to additional underwriting.

Separate Account(s): Variable Life Account B (and Variable Annuity Account B when referring to a Settlement Option).

Separate Account Value: The portion of the Policy's Total Account Value attributable to the variable portion of the Policy. The Separate Account Value is held in Variable Life Account B.

Settlement Option(s): The manner in which a beneficiary may receive Annuity payments due from a Death Benefit if elected upon Maturity, or which the insured may choose to receive Annuity payments from the Surrender Value of the Policy.

Settlement Option Units: A measure of the net investment results of the investment options used to calculate the amount of the Settlement Option payments.

Specified Amount: The amount, originally chosen by the Policyowner, used in determining the Death Benefit. It is initially equal to the Death Benefit. The Specified Amount may be increased or decreased as described in this prospectus.

Surrender Charge: The amount retained by the Company, upon the full or partial surrender of the Policy.

Surrender Value: The amount a Policyowner can receive in cash by surrendering the Policy. This equals the Total Account Value minus the applicable surrender charge, the Loan Account Value and any accrued interest, plus any credit for premium loads paid.

Target Amount: If a Term Insurance Rider is attached to the Policy, the Target Amount is the Term Insurance Rider's Benefit Amount plus the Policy's Death Benefit which is dependent upon the Death Benefit Option in effect.

Total Account Value: The sum of the Fixed Account Value, Separate Account Value and the Loan Account Value.

Valuation Period: The period of time from when the Company determines the Accumulation Unit Value and Settlement Option Unit Value of a variable investment option until the next time it determines such unit value. Currently, the calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.

Variable Life Account B: A Separate Account of the Company established for the purpose of segregating assets attributable to the variable portion of life insurance contracts from other assets of the Company. It is organized as a unit investment trust.

Policy Summary

This is a flexible premium variable universal life insurance Policy. Proceeds as described in the Policy will be paid upon surrender, maturity, or death of the Insured.

At the time of purchase, You must choose from three Death Benefit Options. The amount payable under the option chosen will be determined as of the date of the Insured's death. (See "Death Benefit Options.")

Also at the time of purchase, You must choose which life insurance qualification method bests suits Your needs - Cash Value Accumulation or Guideline Premium. Both methods require a Policy to provide minimum ratios of life insurance coverage to Total Account Value. (See "Life Insurance Qualification.")

The Policy also offers a Guaranteed Death Benefit provision (may not be available in all states) which ensures that the Policy will stay in force even if the Surrender Value is insufficient to cover the current monthly deductions due to fund performance. Sufficient premiums must be paid in order to maintain a Guaranteed Death Benefit to Age 80 or 100. (See "Guaranteed Death Benefit.")

At the time of purchase, You must also choose the amount of premium You intend to pay. You may vary premium payments to some extent and still keep Your Policy in force. However, sufficient premiums must be paid to continue the Policy and premium reminder notices will be sent for planned premiums and for premiums required to continue this Policy in force. If this Policy lapses it may be reinstated as discussed in Reinstatement of a Lapsed Policy.

You must also choose how to allocate Net Premiums. Net Premiums allocated to the Separate Account must be allocated to one or more Funds, and allocations must be in whole percentages. The variable portion of this Policy is supported by the Funds You choose. The Fund value in each Fund is not guaranteed and will vary with the investment performance of that Fund.

If the Fixed Account is selected, the Fixed Account Value will accumulate at rates of interest we determine. Such rates will not be less than 4.0% a year.

The Separate Account

The Separate Account established for the purpose of providing Variable Options to fund the Policy is Variable Life Account B. Amounts allocated to the Separate Account are invested in the Funds. Each of the Funds is an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Funds currently available under the Separate Account, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Funds' investment objectives and restrictions and other material information relating to an investment in the Funds are contained in the prospectuses for each of the Funds which accompany this Prospectus.

Variable Life Account B was established pursuant to a June 18, 1986, resolution of the Board of Directors of the Company. Under Connecticut insurance law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for the Company's variable life insurance policies. Any and all distributions made by the Funds with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business conducted by the Company. The Company is, however, responsible for meeting the obligations of the Policy to the Policyowner.


No stock certificates are issued to the Separate Account for shares of the Funds held in the Separate Account. Ownership of Fund shares is documented on the books and records of the Funds and of the Company for the Separate Account.


The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the SEC of the Separate Account or the Company's management or investment practices or policies. The Company does not guarantee the Separate Account's investment performance.

Allocation of Premiums


You may allocate all or a part of Your Net Premiums to the Fixed Account (part of the Company's General Account) or to the Funds currently available through the Separate Account in connection with the Policy. The total number of investment options you may select is currently limited to 18 at any one time. Not all funds may be available under all Policies or in all jurisdictions. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Contract and to compliance with regulatory requirements.


The investment results of the Funds, whose objectives are described below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to Your long-term investment objectives. Except where otherwise indicated, all of the Funds are diversified, as defined in the Investment Company Act of 1940, as amended.

In states which require a full refund of premiums during the Right of Policy Examination period (see "Right to Examine the Policy"), the first Net Premium will be allocated in its entirety to Aetna Variable Encore Fund (a money market fund), regardless of the policy owner's premium allocation percentages until the day following the expiration of the Right of Policy Examination period. Any other Net Premium received prior to that day will also be allocated to Aetna Variable Encore Fund. On the day following the expiration of the Right of Policy Examination, the policy value and future Net Premiums will be allocated in accordance with the policy owner's selected premium allocation percentages.

If the policy is issued, any monies received prior to the policy issue would be held in Aetna Variable Encore Fund from the date of receipt until the day the policy is issued or, for states which require the full premium refund, until the day following the Right of Policy Examination period on the issued policy.

Fixed Account

[bullet] Amounts held in the Fixed Account will be credited with interest at rates of not less than 4.0% per year. Additional excess interest of up to 0.5% may be credited to the Fixed Account Value beginning in Policy Year 11. Credited interest rates reflect the Company's return on Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.

Separate Account

[bullet] Aetna Variable Fund seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. (1)

[bullet] Aetna Income Shares seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio of debt securities. (1)


[bullet] Aetna Variable Encore Fund seeks to provide a high level of current income consistent with the preservation of capital and liquidity, primarily through investments in high quality money market instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. (1)

[bullet] Aetna Investment Advisers Fund, Inc. is a managed fund which seeks to maximize investment return consistent with reasonable safety of principal by investing in one or more of the following asset classes: stocks, bonds and cash equivalents based on the Company's judgment of which of those sectors or mix thereof offers the best investment prospects. (1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Variable Capital Appreciation
         Portfolio seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks. The Portfolio will use a value-oriented approach in an attempt to outperform the total return performance of publicly traded common stocks represented by the S&P 500 Composite Stock Price Index ("S&P 500"), a broad based stock market index composed of 500 common stocks selected by the Standard & Poor's Corporation. The Portfolio uses the S&P 500 as a comparative benchmark because it represents approximately two-thirds of the total market value of all U.S. common stocks, and is well known to investors. (1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Variable Growth Portfolio seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential. (1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Variable Index Plus Portfolio seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500. (1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Variable Small Company
         Portfolio seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations. Companies with smaller market capitalizations generally will have market capitalization at the time of purchase of $1 billion or less.
         (1)

[bullet] Fidelity Investments Variable Insurance Products Fund - Equity-Income
         Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation. (2)

[bullet] Fidelity Investments Variable Insurance Products Fund - Growth
         Portfolio seeks to achieve capital appreciation by investing primarily in common stock, although the Fund is not limited to any one type of security. (2)

[bullet] Fidelity Investments Variable Insurance Products Fund--High Income
         Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed income securities, while also considering growth of capital. Lower-rated corporate debt obligations are commonly known as "junk bonds" or "high yield, high risk bonds" and involve significant degree of risk (see the Fund's prospectus for a discussion of the risk factors involved in investing in lower-rated corporate debt obligations). (2)

[bullet] Fidelity Investments Variable Insurance Products Fund - Overseas
         Portfolio seeks long-term growth of capital primarily through investments in foreign securities (at least 65% from at least three countries outside of North America). Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuation. (2)

[bullet] Fidelity Investments Variable Insurance Products Fund II - Asset
         Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments. (2)

[bullet] Fidelity Investments Variable Insurance Products Fund II - ContraFund
         Portfolio seeks maximum total return over the long term by investing its assets mainly in equity securities of companies that are undervalued or out-of-favor. (2)

[bullet] Janus Aspen Series - Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index, which as of December 30, 1996 included companies with capitalizations between approximately $192 million and $6.5 billion, but which is expected to change on a regular basis. (3)

[bullet] Janus Aspen Series - Balanced Portfolio seeks long-term capital growth consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by, under normal circumstances, investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential.
         (3)

[bullet] Janus Aspen Series--Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. Total return is expected to result from a combination of current income and capital appreciation. The Portfolio invests in all types of income producing securities and may have substantial holdings of debt securities rated below investment grade (e.g., junk bonds). (3)

[bullet] Janus Aspen Series - Growth Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital. The Portfolio pursues its objective by investing in common stocks of companies of any size. (3)

[bullet] Janus Aspen Series - Worldwide Growth Portfolio seeks long-term growth of capital consistent with the preservation of capital. The Portfolio pursues its investment objective primarily through investments in common stocks of foreign and domestic issuers. (3)

[bullet] MFS Total Return Series seeks to provide above-average income
         (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide a reasonable opportunity for growth of capital and income. Under normal market conditions, at least 25% of the Total Return Series' assets will be invested in fixed income securities, and at least 40% and no more than 75% of the Series' assets will be invested in equity securities. (4)

[bullet] MFS World Governments Series seeks not only preservation, but also growth of capital, together with moderate current income. The Series seeks to achieve its objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities. Consistent with its investment objective and policies, the Series may invest up to 100% (and generally expects to invest not more than 80%) of its net assets in foreign securities which are not traded on a U.S. exchange.
         (4)

[bullet] Oppenheimer Capital Appreciation Fund seeks to achieve capital appreciation by investing in "growth-type" companies. (5)

[bullet] Oppenheimer Global Securities Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Current income is not an objective. These securities may be considered to be speculative. (5)

[bullet] Oppenheimer Growth & Income Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities. (5)

[bullet] Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities, (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. (5)

[bullet] Portfolio Partners, Inc.--MFS Emerging Equities Portfolio seeks long-term growth of capital by investing primarily in common stocks issued by companies that its subadviser believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). (6)

[bullet] Portfolio Partners, Inc.--MFS Research Growth Portfolio seeks long-term growth of capital and future income by investing primarily in common stocks or securities convertible into common stocks issued by companies that the subadviser believes to possess better-than-average prospects for long-term growth, and, to a lesser extent, in income-producing securities including bonds and preferred stock. (6)

[bullet] Portfolio Partners, Inc.--MFS Value Equity Portfolio seeks capital appreciation by investing primarily in common stocks. (6)

[bullet] Portfolio Partners, Inc.--Scudder International Growth Portfolio seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities. (7)

[bullet] Portfolio Partners, Inc.--T. Rowe Price Growth Equity Portfolio seeks long-term growth of capital and, secondarily, seeks to increase dividend income by investing primarily in common stocks issued by a diversified group of well-established growth companies. (8)

Investment Advisers for each of the Funds:
  (1) Aetna Life Insurance and Annuity Company (adviser);
      Aeltus Investment Management, Inc. (sub-adviser)
  (2) Fidelity Management & Research Company
  (3) Janus Capital Corporation
  (4) Massachusetts Financial Services Company ("MFS")
  (5) OppenheimerFunds, Inc.
  (6) Aetna Life Insurance and Annuity Company (adviser);
      Massachusetts Financial Services Company ("MFS") (sub-adviser)
  (7) Aetna Life Insurance and Annuity Company (adviser);
      Scudder, Stevens & Clark, Inc. (sub-adviser)
  (8) Aetna Life Insurance and Annuity Company (adviser);
      T. Rowe Price Associates, Inc. (sub-adviser)


The availability of the Funds listed above is subject to applicable regulatory approvals. Not all Funds are available in all jurisdictions or under all Policies.

There is no assurance that the Funds will achieve their investment objectives. Policyowners bear the full investment risk of investments in the Funds selected.

Some of the above Funds may use instruments knowns as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Funds for a discussion of the risks associated with an investment in those funds. You should refer to the accompanying prospectuses of the Funds for more complete information about their investment policies and restrictions.

Mixed and Shared Funding

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

Charges & Fees

Surrender Charge

If You surrender Your Policy (in whole or in part) a surrender charge may apply, as described below.

This charge is imposed in part as a deferred sales charge and in part to enable the Company to recover certain first year administrative costs. The maximum portion of the Surrender Charge applied to reimburse the Company for sales and promotional expense is 30% of the first year's Minimum Monthly Premium. (Any surrenders may result in tax implications; see "Tax Matters.")

The initial Surrender Charge, as specified in Your Policy, is based on the Specified Amount. It also depends on the Insured's Attained Age and risk class. Once determined, the Surrender Charge will decrease annually until it reaches zero after nine years.


If You increase the Specified Amount, a new Surrender Charge will be applicable, in addition to the then existing Surrender Charge. This charge will be determined based on the Insured's Attained Age and risk class. The Surrender Charge applicable to the increase will be equal to the Surrender Charge on a new Policy whose Specified Amount equals the amount of the increase, and will cover administrative expenses. The additional surrender charge will also decrease annually until it reaches zero after nine years.


If You decrease the Specified Amount while the Surrender Charge applies, the Surrender Charge will remain the same as it was before the decrease.


Based on its actuarial determination, the Company does not anticipate that the Surrender Charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be charged to and paid by the Company.

Surrender Charges on Full and Partial Surrenders

Full Surrender: All applicable Surrender Charges are imposed.

Partial Surrender: A proportional percentage of all Surrender Charges is imposed. The proportional percentage is the amount of the net partial surrender divided by the sum of the Fixed Account Value and the Separate Account Value less full Surrender Charges. When a partial surrender is made, any applicable remaining Surrender Charges will be reduced in the same proportion.

Premium Load

The premium load is deducted from your premium payments. The premium load is guaranteed to be no higher than 10% of premiums paid up to the first year's Guaranteed Death Benefit Premium to age 80 (5% in renewal years) and 5% over the Guaranteed Death Benefit Premium to age 80 in both first and renewal years. The current premium load for this Policy is 7% of premiums paid up to the first year's Guaranteed Death Benefit Premium to age 80 (2% in renewal years) and 2% over the Guaranteed Death Benefit Premium to age 80 in both first and renewal years. This load represents average applicable state premium taxes as well as administrative expenses. The Company is responsible for payment of premium taxes and other amounts payable with respect to Your premium payments to the extent they exceed the premium load. DAC taxes are paid by the Company.

Upon a full surrender of Your Policy within the first 36 months of the Policy, if Your Policy is not in default you may be entitled to a credit for some or all of the premium loads which have been deducted from your premium payments although a Surrender Charge will also apply. For Policies which are surrendered during the first twelve months after the Date of Issue, the credit will be the sum of all premium loads deducted. For Policy Months 13 through 36, the credit will be equal to the sum of all premium loads deducted since the Date of Issue multiplied by twelve and then divided by the number of Policy Months since the Date of Issue of the Policy. For example, during Policy Month 24, the credit would be equal to the total of all premium loads deducted since the Date of Issue multiplied by 12/24, or half of all premium loads paid. No credits apply if a Policy is in default.

To determine your Surrender Value, upon a full surrender, the credit will be applied as well as the applicable Surrender Charge (see "Surrender Charge," above). To determine the Surrender Value, for a surrender within the first 36 months of the Policy, the Total Account Value will be reduced by the applicable Surrender Charge and the amount of any Loan Account Value, including accrued interest. That amount would be increased by the applicable credit for the premium load.

Charges and Fees Assessed Against the Total Account Value

A Monthly Deduction is made from the Total Account Value. The Monthly Deduction is made as of the same day each month, beginning with the Date of Issue. The Monthly Deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. The Cost of Insurance depends on the Attained Age, risk class of the Insured and the Specified Amount of the Policy.

Once a Policy is issued, Monthly Deductions, including Cost of Insurance charges, will begin as of the Date of Issue, even if the Policy's issuance was delayed due to underwriting requirements, and will be in amounts based on the Specified Amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period was for a lesser amount. If we decline an application, we will refund the premium payment made.

The Monthly Deduction also includes a monthly administrative expense charge of $7 during all Policy Years. This charge is for items such as premium billing and collection, Policy value calculation, confirmations and periodic reports and will not exceed our costs. The Monthly Deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by liquidating Accumulation Units and withdrawing the value of the liquidated Accumulation Units from each funding option in the same proportion as their respective values have to Your Fixed Account and Separate Account Values.

Charges and Fees Associated with the Variable Funding Options

The Company deducts a daily charge from the assets of Variable Life Account B for mortality and expense risks assumed by it in connection with the Policy. During the first ten Policy Years, this charge is currently equal to an annual rate of 0.70% of the average daily net assets of the Separate Account; beginning in Policy Year eleven, the current charge decreases to an annual rate of 0.20% of the Separate Account's average daily net assets. The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies. The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.90% of average daily net assets on an annual basis.

The Company also deducts a daily administrative charge equivalent on an annual basis to 0.30% of the average daily net assets of Variable Life Account B to compensate the Company for expenses associated with the administration and maintenance of the Policy. These types of expenses are described above in connection with the monthly administrative charge. The daily administrative charge and the monthly administrative charge work together to cover the Company's administrative expenses. In later years of the Policy, the revenue collected from the daily asset-based charge grows with the Total Account Value to cover increased expenses from Account-based transactional expenses. The daily administrative charge is guaranteed not to exceed 0.50% of the average daily net assets of the Separate Account on an annual basis.

Charges Assessed Against the Underlying Funds

The following table illustrates the investment advisory fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 1996:


                                                      Investment
                                                   Advisory Fees(1)   Other Expenses   Total Fund
                                                    (after expense    (after expense     Annual
                                                    reimbursement)    reimbursement)    Expenses
                                                   ------------------ ---------------- -----------
Aetna Income Shares(2)                                  0.40%             0.08%          0.48%
Aetna Variable Fund(2)                                  0.50%             0.06%          0.56%
Aetna Investment Advisers Fund, Inc.(2)                 0.50%             0.08%          0.58%
Aetna Variable Encore Fund(2)                           0.25%             0.10%          0.35%
Aetna Variable Capital Appreciation Portfolio(2)        0.60%             0.15%          0.75%
Aetna Variable Growth Portfolio(2)                      0.60%             0.15%          0.75%
Aetna Variable Index Plus Portfolio(2)                  0.35%             0.15%          0.50%
Aetna Variable Small Company Portfolio(2)               0.75%             0.15%          0.90%
Fidelity VIP Equity-Income Portfolio(3)                 0.51%             0.07%          0.58%
Fidelity VIP Growth Portfolio(3)                        0.61%             0.08%          0.69%
Fidelity VIP High Income Portfolio(3)                   0.59%             0.12%          0.71%
Fidelity VIP Overseas Portfolio(3)                      0.76%             0.17%          0.93%
Fidelity VIP II Asset Manager Portfolio(3)              0.64%             0.10%          0.74%
Fidelity VIP II Contrafund Portfolio(3)                 0.61%             0.13%          0.74%
Janus Aspen Aggressive Growth Portfolio(4)              0.72%             0.04%          0.76%
Janus Aspen Balanced Portfolio(4)                       0.79%             0.15%          0.94%
Janus Aspen Flexible Income Portfolio(4)                0.65%             0.19%          0.84%
Janus Aspen Growth Portfolio(4)                         0.65%             0.04%          0.69%
Janus Aspen Worldwide Growth Portfolio(4)               0.66%             0.14%          0.80%
MFS Total Return Series(5)                              0.75%             0.25%          1.00%
MFS World Governments Series(5)                         0.75%             0.25%          1.00%
Oppenheimer Capital Appreciation Fund                   0.72%             0.03%          0.75%
Oppenheimer Global Securities Fund                      0.73%             0.08%          0.81%
Oppenheimer Growth & Income Fund                        0.75%             0.25%          1.00%
Oppenheimer Strategic Bond Fund                         0.75%             0.10%          0.85%
Portfolio Partners MFS Emerging Equities
  Portfolio(6)                                          0.70%(7)          0.13%          0.83%
Portfolio Partners MFS Research Growth
  Portfolio(6)                                          0.70%(7)          0.15%          0.85%
Portfolio Partners MFS Value Equity
  Portfolio(6)                                          0.65%             0.25%          0.90%
Portfolio Partners Scudder International
  Growth Portfolio(6)                                   0.80%             0.20%          1.00%
Portfolio Partners T. Rowe Price Growth
  Equity Portfolio(6)                                   0.60%             0.15%          0.75%

(1) Certain of the unaffiliated Fund advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the
   Contract. These reimbursements are paid out of the investment advisory fees and are not charged to investors.

(2) The Company provides administrative services to the Fund and assumes the Fund's ordinary recurring direct costs under an Administrative Services Agreement. The new Administrative Services Agreement became effective on May 1, 1996 for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund and Aetna Investment Advisers Fund, Inc. Therefore, for these Funds the "Other Expenses" shown are not based on actual figures for the year ended December 31, 1996, but reflect the fee payable under that Agreement. The Administrative Services Agreement was in effect for Aetna Variable Capital Appreciation Portfolio, Aetna Variable Growth Portfolio, Aetna Variable Index Plus Portfolio and Aetna Variable Small Company Portfolio since their inception. Effective August 1, 1996, Investment Advisory Fees were increased for Aetna Variable Fund, Aetna Income Shares and Aetna Investment Advisers Fund, Inc. The Advisory Fees shown above are not based on actual figures for the year ended December 31, 1996, but reflect the increased Investment Advisory Fees.

(3) A portion of the brokerage commissions that certain funds pay was used to reduce expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses would have been 0.56% for Equity-Income Portfolio, 0.67% for Growth Portfolio, 0.92% for Overseas Portfolio, 0.73% for Asset Manager Portfolio; and 0.71% for Contrafund Portfolio.

(4) The fees and expenses shown above are based on gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1996. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth, and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Fund Annual Expenses would have been 0.79%, 0.04% and 0.83% for Aggressive Growth Portfolio; 0.92%, 0.15% and 1.07% for Balanced Portfolio; 0.79%, 0.04% and 0.83% for Growth Portfolio; and 0.77%, 0.14% and 0.91% for Worldwide Growth Portfolio, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Portfolio's Board of Trustees.

(5) The adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the MFS Total Return Series and MFS World Governments Series would be 1.35% and 1.28%, respectively, and "Total Fund Annual Expenses" would be 2.10% and 2.03%, respectively, for these Series. Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."

(6) The Fund commenced investment operations on November 28, 1997. The fees and expenses shown above are the contractual rates for the current period. Portfolio Partners, Inc. was incorporated May 7, 1997. The Company has agreed to reimburse the Fund for expenses and/or waive its fees so that the aggregate expenses will not exceed this amount through April 30, 1999. Without such reimbursements or waivers, Total Annual Fund Expenses are estimated to be as follows: 1.00% for the Scudder International Growth Portfolio; .87% for the MFS Emerging Equities Portfolio; .92% for the MFS Research Growth Portfolio; .90% for the MFS Value Equity Portfolio and .79% for the T. Rowe Price Growth Equity Portfolio.

(7) The advisory fee is .70% of the first $500 million in assets and .65% on the excess.


For further details on each Fund's expenses, please refer to that Fund's prospectus.

Reduction of Charges

This Policy is available for purchase by corporations and other groups or sponsoring organizations for multiple life sales. We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the Policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which We believe to be relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Policyowners.

Policy Choices

When You buy a Policy, You make several important choices:

[bullet] The amount of premium You intend to pay and whether You want to pay the amount necessary to guarantee Your Death Benefit to age 80 or 100;


[bullet] Which Life Insurance Qualification method best suits Your needs --
         Cash Value Accumulation or Guideline Premium;

[bullet] Which one of the three Death Benefit Options You would like;

[bullet] The Premium Accumulation Rate You would like if You choose Death
         Benefit Option 3;

[bullet] The way Your premiums will be allocated to the Funds and/or the Fixed
        Account.

Each of these choices is described in detail below:

Premium Payments

During the first five Policy years, payment of the Minimum Monthly Premium assures that the Policy will remain in force, as long as there are no partial surrenders or loans taken during that time. The Minimum Monthly Premium is stated in the Policy. If Minimum Monthly Premiums are not paid, or there are partial surrenders or loans taken during the first five Policy Years, the Policy will lapse if the Surrender Value is less than the next Monthly Deduction.

Minimum Monthly Premiums are current if premiums paid, minus loans and partial surrenders, are greater than or equal to the Minimum Monthly Premium multiplied by the number of months the Policy has been in force.

After the first five Policy Years, Your Policy will not lapse as long as the Policy's Surrender Value is sufficient to cover the next Monthly Deduction.

Planned Premiums are those premiums You choose to pay on a scheduled basis. We will bill You annually, semiannually, or quarterly, or at any other agreed-upon frequency. Pre-authorized automatic monthly check payments may also be arranged.

Additional Premiums are any premiums You pay in addition to Planned Premiums.

Payment of Minimum Monthly Premiums, Planned Premiums, or Additional Premiums in any amount will not, except as noted above, guarantee that Your Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause Your Policy to lapse. Not paying Your Planned Premiums can, however, cause the Guaranteed Death Benefit provision to terminate. (See "Guaranteed Death Benefit.")

At any time, You may increase Your Planned Premium by written notice to us, or pay Additional Premiums, except that:

[bullet] We may require evidence of insurability if the Additional Premium or the new Planned Premium during the current Policy Year increases the difference between the Death Benefit and the Total Account Value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without investing such amounts in the underlying funding options.

[bullet] If You have chosen the Guideline Premium method for Life Insurance
         Qualification in no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance. (See "Tax Considerations for Policyowners.")

[bullet] If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitations, we will only accept that portion of the premium which will make total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

[bullet] If You make a sufficient premium payment when You apply for a Policy, and have answered favorably to certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximums) will be provided.

[bullet] After the first premium payment, all premiums must be sent directly to our Home Office and will be deemed received when actually received at the Home Office. Your premium payments received during a Valuation Period at the Home Office will be allocated as You have directed and amounts allocated to the Funds will be credited at the Accumulation Unit value determined at the end of the Valuation Period after each payment is received in the Home Office.

You may reallocate Your future premium payments at any time free of charge. Any reallocation will apply to premium payments made after You have received written verification from us.

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Date of Issue earlier than the date the application is signed, but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that You can purchase a particular Policy Specified Amount for lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, You must pay the minimum premium payable for the period between the Date of Issue and the date of initial premium is invested in the Separate Account. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account and you are credited with Accumulation Units. You cannot be credited with Accumulation Units until your Net Premium is actually deposited in the Separate Account. (See "Policy Values.")

Guaranteed Death Benefit

The Guaranteed Death Benefit assures that as long as the Guaranteed Death Benefit Premium test, as described below, is met, the Policy will stay in force even if the Surrender Value is insufficient to cover monthly deductions.

By paying the required Guaranteed Death Benefit Premium, You can choose which Guaranteed Death Benefit will be in effect. This benefit may not be available to all risk classes and is only available in those states where it has been approved, (eg., not available in New York.) The Guaranteed Death Benefit is available to age 80 or to age 100.

We will test annually to determine if the sum of all premiums paid to date are sufficient to support the Guaranteed Death Benefit then in effect. In order for the Guaranteed Death Benefit to be in effect, the cumulative premiums paid less partial surrenders must be greater than or equal to the required monthly Guaranteed Death Benefit Premium times the number of months elapsed since the Policy's Date of Issue.

If these premiums are deficient, the Policyowner will be notified and given 61 days to pay the amount deficient. If the Guaranteed Death Benefit to age 100 had been in place, and the amount deficient is not received within the 61-day period, the Guaranteed Death Benefit to age 80 will be substituted. If the cumulative premium test is satisfied based on the Guaranteed Death Benefit Premium to age 80, the Guaranteed Death Benefit to age 80 will then be in effect. Otherwise the Guaranteed Death Benefit will terminate. If the Guaranteed Death Benefit to age 80 had been in effect and the amount deficient is not received within the 61-day period, the Guaranteed Death Benefit will terminate.

If the Guaranteed Death Benefit is terminated it may not be reinstated.

Increases, decreases, partial surrenders, and option changes may affect the Guaranteed Death Benefit Premium. These events and loans may also affect the Policy's ability to remain in force even if the cumulative annual Guaranteed Death Benefit test has been met.

Life Insurance Qualification

A Policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code of 1986, as amended. At the time of purchase, You may choose a Policy which uses either the Guideline Premium test or the Cash Value Accumulation test. Both methods require a life insurance Policy to meet minimum ratios of life insurance coverage to Total Account Value. We refer to the ratios as Applicable Percentages. We refer to required life insurance coverage in excess of the Total Account Value as the Death Benefit corridor.

The Applicable Percentages for the Guideline Premium test are 250% through Attained Age 40, decreasing over time to 100% at Attained Age 95 and above. The Guideline Premium test also restricts the maximum premiums that may be paid into a life insurance policy for a specified Death Benefit. The Cash Value Accumulation test does not limit premiums which may be paid but has higher required Applicable Percentages. For example, Applicable Percentages for Non-Smokers range from 716% at Attained Age 20, 372% at Attained Age 40 to 100% at Attained Age 100.

If Your primary objective were to pay as much premium as possible into the Policy to target a cash value funding objective, generally a Cash Value Accumulation method policy would best meet Your needs, since it generally permits higher premium payments. The choice, however, might result in higher eventual Cost of Insurance charges because of the higher Death Benefit corridor. In addition, the payment of higher premiums which would be associated with choosing the Cash Value Accumulation method, increases the possibility that the amount paid into the Policy will exceed the amount that would have been paid had the Policy provided for seven level annual premiums (the "7-pay test"). If premiums paid exceed such limit during any 7-pay testing period, any partial surrender or Policy loan may be subject to federal income taxation. (See "Tax Considerations for Policyowners.")

If Your primary objective were to maximize the potential for growth in Total Account Value, or to conserve Total Account Value, generally a Guideline Premium Policy would best meet Your needs. This is because the Applicable Percentages are lower, resulting in lower Cost of Insurance charges for the smaller required Death Benefit corridor coverage.

If Your primary objective were to provide a specified Death Benefit at low cost, then generally there is no difference between the testing methods because the planned premium will be less than the maximum premium limit under the Guideline Premium test and additional Death Benefit insurance coverage may not be necessary under either testing method to comply with the Death Benefit corridor requirements.

Death Benefit Options

At the time of purchase, You must choose from three available Death Benefit Options. The amount payable under the option chosen will be determined as of the date of the Insured's death. The Death Benefit may be affected by partial surrenders. The Death Benefit for all three options will be reduced by the Loan Account Value plus any accrued interest.

Under Option 1, the Death Benefit will be the greater of the Specified Amount or Target Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value. Option 1 generally provides a level Death Benefit.

Under Option 2, the Death Benefit will be the greater of the Specified Amount, plus the Total Account Value or the Target Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options You choose.

Under Option 3, the Death Benefit will be the greater of the Specified Amount plus the Accumulated Premium(s) accumulated at the Premium Accumulation Rate or Target Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value but will not exceed the total Death Benefit paid under Option 2. This option may only be selected at issue.

The choice of Death Benefit Option should be based upon the pattern of Death Benefits which best matches the intended use of the Policy. For example, an Option 1 Policy should be chosen for a simple, fixed, level total Death Benefit need. Option 2 would be chosen to provide a level death benefit in addition to the Policy Total Account Value, and Option 3 would provide a level death benefit for the Specified Amount plus a return of Accumulated Premiums.

Choosing the option which provides the lowest pattern of Death Benefits which meets the desired need will be the most efficient for accumulating potential cash value, since the lower Cost of Insurance charges will improve the growth or preservation of the Total Account Value. Other than providing the appropriate pattern of desired Death Benefits, there is no economic advantage of one option over another, since the Cost of Insurance charges for all three Options is based upon the amount at risk, the difference between the Death Benefit and the Total Account Value each month.

The same is true for the choice of a Premium Accumulation Rate under Option 3. Choice of a higher Premium Accumulation Rate will cause the death benefit to increase more rapidly, but this will also generate higher Cost of Insurance charges and lower the potential growth in Total Account Value.

Transfers and Allocations to Funding Options

At purchase, You must decide how to allocate Your Net Premiums among the Funds and/or the Fixed Account. Net Premiums must be allocated in whole percentages. You should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to or transferring values among the Funds.


Before the Maturity Date, You may transfer Policy values from one Fund to another at any time, or to the Fixed Account. The total number of investment options you may select is currently limited to 18 at any one time. Within 45 days after each Policy anniversary, and before the Maturity Date, You may also transfer a portion of the Fixed Account Value to one or more Funds. A transfer from the Fixed Account is allowed only once in the 45-day period after the Policy anniversary and will be effective as of the next Valuation Period after Your request is received at the Company's Home Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1000.


Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values determined at the end of the Valuation Period after Your request is received by us at our Home Office. (See "Accumulation Unit Value.")

Policy Values

Total Account Value

Once Your Policy has been issued, each Net Premium allocated to a funding option through the Separate Account is credited in the form of Accumulation Units for the funding option based on that funding option's Accumulation Unit value (see below). If You choose to pay the initial premium upon delivery of the Policy, the initial premium will be invested in the Separate Account no later than five days following the later of the Date of Issue, the date the premium is received or the date the Policy is actually issued. Each Net Premium will be credited to Your Policy at the Accumulation Unit value(s) determined for the Valuation Period in which it is received by us at our Home Office following the Date of Issue of the Policy. (See "Premium Payments.") The number of Accumulation Units credited is determined by dividing the Net Premium by the value of an Accumulation Unit computed at the end of the Valuation Period during which we receive the premium. Shares in each Fund elected by You will be purchased by the Separate Account at the net asset value next determined by the Fund following receipt of the Net Premium by the Company. Since each Fund has its own Accumulation Unit value, a Policyowner who has elected a combination of funding options will have Accumulation Units credited for each funding option.

The Total Account Value of Your Policy is determined by: (a) multiplying the total number of Accumulation Units credited to the Policy for each applicable funding option by its appropriate current Accumulation Unit value; (b) if You have elected a combination of funding options, totaling the resulting values;
(c) adding any values attributable to the Fixed Account; and (d) any values attributable to the Loan Account Value.

The number of Accumulation Units credited to a Policy for each funding option will not be changed by any subsequent change in the value of an Accumulation Unit. The number is increased by subsequent contributions or transfers into that funding option, and decreased by charges and withdrawals from that funding option.

There is no assurance that the Separate Account Value of the Policy will equal or exceed the premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Accumulation Units which remain credited to the Policy for each Fund, the current Accumulation Unit values, the Separate Account Value, the Fixed Account Value, and the Total Account Value.

Accumulation Unit Value

The value of an Accumulation Unit for any Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the net investment factor for the current period for the appropriate Fund. The net investment factor equals the net investment rate plus
1.0000000. The net investment rate is determined separately for each Fund as follows:

The net investment rate equals (a) the net assets of the Fund held in Variable Life Account B at the end of a Valuation Period, minus (b) the net assets of the Fund held in Variable Life Account B at the beginning of that Valuation Period, plus or minus (c) taxes or provisions for taxes, if any, attributable to the operation of Variable Life Account B, divided by (d) the value of the Accumulation Units held by Variable Life Account B at the beginning of the Valuation Period, minus
(e) a daily charge for mortality and expense risk and for administrative expenses in connection with these Policies. (See "Charges and Fees Associated with the Variable Funding Options.")

Maturity Value

The Maturity Value of the Policy is the Total Account Value on the Maturity Date, less the Loan Account Value and any unpaid accrued interest.

Surrender Value

The Surrender Value of Your Policy is the amount You can receive in cash by surrendering the Policy. All or part of the Surrender Value may be applied to one or more of the Settlement Options. (See "Surrender Charge.")

Policy Rights

Partial Surrenders

A partial surrender may be made at any time after the first Policy Year. If, at the time of a partial surrender Your Total Account Value is attributable to more than one funding option, the Surrender Charge, transaction charge and the amount paid to You upon the surrender will be taken proportionately from the Accumulation Unit values in each funding option.

The amount of a partial surrender may not exceed the Surrender Value on the date the request is received and may not be less than $500.

Partial surrenders may only be made prior to election of a Settlement Option.

For an Option 1 Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

For an Option 2 Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value and the Death Benefit, but it will not reduce the Specified Amount.

For an Option 3 Policy (see "Death Benefit Options"):

A partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

Payment of any amount due from the Separate Account Values on a full or partial surrender will be made within seven calendar days after we receive Your written request at our Home Office in form satisfactory to us. Payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the Commission may require. Payment from the Fixed Account Values may be deferred up to 6 months, except when used to pay premiums to the Company.

The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

No Lapse Coverage

This Policy will not terminate during the five-year period after its Date of Issue or the Date of Issue of any increase if, on each Monthly Deduction Day within that period, the sum of premiums paid equals or exceeds: 1) the sum of the Minimum

Monthly Premiums for each Policy month from the Date of Issue, including the current month; plus, 2) any partial surrenders; plus 3) any increase in Loan Account Value since the Policy's Date of Issue or the effective date of any increase.

If, on each Monthly Deduction Day within the five-year period, the sum of premiums paid is less than the sum of items 1, 2, and 3 above, and the Surrender Value is insufficient to cover the current Monthly Deduction, the Grace Period provision will apply. (See "Grace Period.")

After the five-year period expires, and depending on the investment performance of the Funds, the Total Account Value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary, unless the Guaranteed Death Benefit provision is in effect.

Reinstatement of a Lapsed Policy

A lapse occurs if Your Monthly Deduction is greater than the Surrender Value and no payment to cover the deduction is made within the 61 days of our notifying You. This may happen after the first five Policy Years, or during the first five Policy Years if Your Minimum Monthly Premiums are not current.

You can apply for reinstatement within five years after the date of lapse and before the Maturity Date. To reinstate Your Policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deduction plus two additional Monthly Deductions.

If the Policy is reinstated within five years of the Policy's Date of Issue, or while the No Lapse Coverage provision (see "No Lapse Coverage") would be in effect if this Policy had not lapsed, all values, including the Loan Account Value, will be reinstated to the point they were on the date of lapse. However, the Guaranteed Death Benefit provision will not be reinstated.

If the Policy is reinstated after the No Lapse Coverage provision (see "No Lapse Coverage") has expired, this Policy will be reinstated on the Monthly Deduction Day following our approval. This Policy's Total Account Value at reinstatement will be the Net Premium paid less the Monthly Deduction due that day. Any Loan Account Value will not be reinstated, and the Guaranteed Death Benefit will not be reinstated.

If the Policy's Surrender Value less any Loan Account Value plus accrued interest is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

Policy Loans: Preferred and Nonpreferred

Unless otherwise required by state law, the maximum loan amount is 90% of the sum of the Fixed Account Value and the Separate Account Value less the surrender charge applicable at the time of the loan.

Loans taken during the first ten Policy Years are considered nonpreferred loans. Beginning in the eleventh Policy Year, up to 10% of the maximum loan amount available at the beginning of a Policy Year can be taken as a preferred loan during that Policy Year. Amounts borrowed that are in excess of the maximum loan amount available for a preferred loan will be considered a nonpreferred loan. An amount equal to what You receive for a loan, together with any interest added to the loan for due and unpaid interest, as described below, will be added to the Loan Account Value.

If a policy loan is requested, the amount to be borrowed will be withdrawn by Us from the funding options and Fixed Account Value in proportion to the value of the Policy attributable to each funding option and the Fixed Account. Repayments on the loan will be allocated among the funding options in the same proportion the loan was taken from the funding options. The Loan Account Value will be reduced by the amount of any loan repayment.

Interest on loans will accrue at an annual rate which will be the greater of:

1) The monthly average (i.e., the Composite Yield on Corporate Bonds as published by Moody's Investors Service, Inc.) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or

2) 5.0%.

Increases to the current interest rate may occur only when the maximum interest rate is at least .5% higher than the interest rate in effect for the prior Policy Year.

Decreases to the current interest rate will occur only when the maximum interest rate is at least .5% lower than the interest rate in effect for the prior Policy Year.

We will notify You of the current interest rate charged for a loan at the time the loan is made. If Your Policy has a loan outstanding, we will notify You of any change in the interest rate before the new rate becomes effective.

Interest is payable once a year on each anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a Policy. Any interest not paid when due becomes part of the loan and bears interest.

We will credit interest on the Loan Account Value. The Loan Account Value for the non-preferred loans will be credited interest, during any Policy Year, at an annual rate that is the interest rate charged on the loan minus 1%. However, in no case will the credited interest rate be less than 4.0% annually.

The Loan Account Value on preferred loans will be credited interest at a rate equal to the interest rate charged. In no case will the credited interest rate be less than 5.0% annually.

Policy Changes

You may make changes to Your Policy as described below by submitting a written request to our Home Office in a form satisfactory to us.

Increases: You may increase the Specified Amount of Your Policy any time subject to the following conditions:

[bullet] Satisfactory evidence of insurability may be required.

[bullet] An increase in the Specified Amount will increase the Surrender
         Charge.

[bullet] The Minimum Monthly Premium will be increased when the Specified
         Amount is increased.

[bullet] An Increase in the Specified Amount will increase the Guaranteed Death
         Benefit amount and will increase the Guaranteed Death Benefit Premium.


[bullet] The 5 year period as described in the No Lapse Coverage provision will restart on the Date of Issue of an increase.

Decreases: Beginning in the sixth Policy Year decreases will be allowed, however:

[bullet] No decrease may reduce the Specified Amount to less than the minimum for this type of Policy. (See "Death Benefit Options.")

[bullet] Any decrease in the Specified Amount will cause a decrease in the Guaranteed Death Benefit Premium. The Guaranteed Death Benefit Premium will be based on the new Specified Amount.

Death Benefit Option Change: A Death Benefit Option change will be allowed, subject to the following conditions:

[bullet] The change will take effect on the Monthly Deduction Day on or next following the date on which the Company receives Your written request.

[bullet] There will be no change in the Surrender Charge, and evidence of insurability may be required.

[bullet] We will not allow a change in the Death Benefit Option if the Specified Amount will be reduced below the minimum.

[bullet] Changes from Option 1 to Option 2 are allowed beginning in the sixth
         Policy Year. The new Specified Amount will equal the Specified Amount less the Total Account Value at the time of the change.*

[bullet] Changes from Option 2 to Option 1 are allowed at anytime. The new
         Specified Amount will equal the Specified Amount plus the Total Account Value as of the time of the change.*

[bullet] Changes from Option 3 to 1 are allowed at anytime. The Specified
         Amount will be increased to equal the Specified Amount prior to the change plus the lesser of the Accumulated Premiums or the Total Account Value at the time of the change.*

[bullet] Changes from Option 3 to 2 are allowed after the fifth Policy Year.
         The Specified Amount will be reduced to equal the Specified Amount prior to the change minus the difference between the Total Account Value and the sum of the Accumulated Premiums at the time of the change.*

[bullet] Changes from Options 1 or 2 to Option 3 are not allowed.*

* Changes in the Death Benefit Option also affect the Guaranteed Death Benefit amount and the Guaranteed Death Benefit Premium.

Right to Examine the Policy

The Policy has a Free-Look period during which You may examine the Policy. If for any reason You are dissatisfied, it may be returned to our Home Office for a refund. It must be returned within ten days after You receive the Policy and the written notice of withdrawal right, or within 45 days after You sign the application for the Policy, whichever occurs later. Some states provide a longer period of time to exercise these rights. Your Policy will indicate if you have more than 10 days to review the Policy. If You return (cancel) the Policy, we will pay a refund of (1) the difference between payments made and amounts allocated to the Separate Account, plus (2) the value of the amount allocated to the Separate Account as of the date the returned Policy is received by us, plus (3) any fees imposed on the amounts allocated to the Separate Account. Some state laws require the refund equal all premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears Your bank.

Death Benefit

The Death Benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of the Insured's death (a certified copy of the death certificate), unless You or the beneficiary have elected that it be paid under one or more of the Settlement Options or such options as we may choose to make available in the future. Payment of the Death Benefit may be delayed if the Policy is being contested. (See "Settlement Options.")

While the Insured is living, You may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the Insured, unless You have made an irrevocable election. A beneficiary who has elected Settlement Option 1 may elect another option within two years after the Insured's death.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any excess Death Benefit due will be paid as elected.

Policy Settlement

Settlement Options

Proceeds in the form of Settlement Options are payable by the Company upon the Insured's death, upon Maturity of the Policy, or upon election of one of the Settlement Options (after any applicable Surrender Charges have been deducted).

A written request may be made to elect, change, or revoke a Settlement Option before payments begin under any Settlement Option. This request must be in form satisfactory to us, and will take effect upon its filing at our Home Office. If no Settlement Option has been elected by the Policyowner when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.

The first variable Settlement Option payment will be as of the tenth Valuation Period following our receipt of the properly completed election form.

The following are the currently available Settlement Options (others may become available):

Option 1 - Payment of interest on the sum left with us;

Option 2 - Payments for a stated number of years, at least three but no more than thirty;

Option 3 - Payments for the lifetime of the payee. If also chosen, we will guarantee payments for 60, 120, 180 or 240 months; or

Option 4 - Payments during the joint lifetimes of two payees. At the death of either, payments will continue to the survivor. When this option is chosen, a choice must be made of:

a) 100% of the payment to continue to the survivor;

b) 662/3% of the payment to continue to the survivor;

c) 50% of the payment to continue to the survivor;

d) Payments for a minimum of 120 months, with 100% of the payment to continue to the survivor; or

e) 100% of the payment to continue to the survivor if the survivor is the payee, and 50% of the payment to continue to the survivor if the survivor is the second payee.

In most states, no election may be made that would result in a first payment of less than $25 or that would result in total yearly payments of less than $120. If the value of the Policy is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

Proceeds applied under Option 1 will be held by us in the General Account. Proceeds in the General Account will be used to make payments on a fixed-dollar basis. We will add interest to such proceeds at an annual rate of not less than 3.0%. We may add interest daily at any higher rate.

Under Option 1, the payee may later tell the Company to (a) pay to him or her a portion of all of the sum held by the Company; or (b) apply a portion of all of the sum held by the Company to another Settlement Option.

Proceeds applied under Settlement Options 2, 3 and 4 will be held at the election of You or Your beneficiary: (a) in a fixed annuity using the General Account; or (b) in Variable Annuity Account B, invested in one or more of the available investment options; or (c) a mix of (a) and (b). Proceeds held in Variable Annuity Account B will be used to make payments on a variable basis.

If payments are to be funded on a variable basis, the first and subsequent payments will vary depending on the Assumed Net Investment Rate. This rate will be 3.5% per year, unless a 5% annual rate is chosen. The Assumed Net Investment Rate is chosen by the payee.

Selection of a 5% rate causes a higher first payment, but subsequent payments will increase only to the extent the actual net investment rate exceeds 5% on an annualized basis, and they will decline if the rate is less than 5%. Use of the 3.5% Assumed Net Investment Rate causes a lower first payment, but subsequent payments will increase more rapidly or decline more slowly as changes occur in the actual net investment rate. The investment performance of the underlying funding option(s) must equal such assumed rate, plus enough to cover the mortality and expense risk and administrative fee charges, if future payments on a variable basis are to remain level.

If payments on a variable basis are not to decrease, gross return on the assets of the underlying funding options must be:

a) 4.75% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge in effect at the time Settlement Option payments start, if an Assumed Net Investment Rate of 3.5% is chosen; or

b) 6.25% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge in effect at the time Settlement Option payments start, if an Assumed Net Investment Rate of 5% is chosen.

Settlement Options 2, 3 or 4 may be chosen on a fixed-dollar basis. However, if the guaranteed payments are less than the payments which would be made from the purchase of the Company's current single premium immediate annuity, the larger payment will be made instead.

As to funds held under Option 1, the payee may elect to make a withdrawal or to change options. Under Option 2, if payments are made on a variable basis, the current value may be withdrawn at any time. Amounts held in the Fixed Account may not be withdrawn under Option 2. No withdrawals or changes of option may be made under Options 3 and 4.

When a payee dies while receiving payments under Options 2, 3 or 4, the present value of any remaining guaranteed payments will either be paid in one sum to the payee's beneficiary or upon election by that beneficiary, any remaining guaranteed payments will continue to that beneficiary. If no beneficiary exists, the present value of any remaining guaranteed payments will be paid in one sum to the payee's estate. If the payee dies while receiving payments under Option 1, the current value of the Option will be paid in one sum to the beneficiary, or to the payee's estate.

If the payee's beneficiary dies (and there is no contingent beneficiary), while receiving payments, the current value of the account (Option 1), or the present value of any remaining guaranteed payments will be paid in one sum to the estate of that beneficiary. The interest rate used to determine the first payment will be used to calculate the present value.

Calculation of Settlement Payments

When You have chosen payment on a variable basis, the first payment is calculated as follows:

a) the portion of the proceeds applied to make payments on the variable basis; divided by
b) 1,000; times
c) the payment rate per $1000 of proceeds for the option chosen as shown in the Policy.

Such amount, or portion, of the variable payment will be divided by the Settlement Option Unit value (described below), as of the tenth Valuation Period before the due date of the first payment, to determine the number of Settlement Option Units. Each future payment is equal to the number of Settlement Option Units, times the Settlement Option Unit value as of the tenth Valuation Period prior to the due date of the payment.

For any Valuation Period, the Settlement Option Unit value is equal to:

a) The Settlement Option Unit value for the previous Valuation Period; times
b) The Net Return Factor (as defined below) for the Valuation Period; times
c) A factor to reflect the Assumed Net Investment Rate.

The factor for 3.5% per year is .9999058; for 5% per year, it is .9998663.

The Net Return Factor equals:

1) The net assets of the applicable fund held in Variable Annuity Account B at the end of a Valuation Period; minus
2) The net assets of the applicable fund held in Variable Annuity Account B at the beginning of that Valuation Period; plus or minus
3) Taxes or provision for taxes, if any, attributable to the operations of Variable Annuity Account B; divided by
4) The value of Settlement Option Units and other accumulation units held in Variable Annuity Account B at the beginning of the Valuation Period; minus
5) A daily charge at an annual rate of 1.25% for annuity mortality and expense risk and the then-current daily administrative expense charge.

The number of Settlement Option Units remains fixed. However, the dollar value of the Settlement Option Unit values and the payments may increase or decrease due to investment gain or loss.

Payments will not be affected by changes in the mortality or expense results or administrative expense charges.

Term Insurance Rider

The Policy can be issued with a Term Insurance Rider as a portion of the total Death Benefit. The Rider provides term life insurance on the life of the Insured, which is annually renewable to attained age 100 (70 in New York). The amount of coverage provided under the Rider's Benefit Amount, varies from month to month.

The Benefit Amount is the greater of (a) or (b), where (a) is the Target Amount, which is an amount selected by You, or a percentage of the Total Account Value as described in the Policy if that percentage is greater than the Target Amount; less (i) the greater of the Policy's Specified Amount and Total Account Value, if Death Benefit Option 1 is in effect; or (ii) the Policy's Specified Amount plus the Total Account Value, if Death Benefit Option 2 is in effect; or (iii) the Policy's Specified Amount plus the Accumulated Premiums, if Death Benefit Option 3 is in effect; (b) is zero. The result of Death Benefit Option 3 will never be greater than the result of Death Benefit Option
2. We may limit the Target Amount selected.

The cost of the Rider is added to the Monthly Deductions, and is based on the Insured's Attained Age and premium class. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the Rider for that Policy Year. The cost for this Rider is added to our calculation of the Minimum Monthly Premium for no lapse protection and to our calculation of the Guaranteed Death Benefit Premium. The Rider provides a vehicle for short-term insurance protection for policyholders who desire lower required premiums under the Policy, in anticipation of growth in Total Account Value to fund life insurance coverage in later Policy Years.

If the Policy's Death Benefit increases as a result of an increase in Total Account Value (see "Life Insurance Qualification"), the Rider's Target Death Benefit will be reduced by an equivalent amount to maintain the total desired Death Benefit.

The Rider's Death Benefit is included in the total Death Benefit paid under the Policy. (See "Death Benefit Options.")

The Company

Aetna Life Insurance and Annuity Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in
1954). The Company is engaged in the business of issuing life insurance policies and annuity contracts in all states of the United States. The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc. and an indirect wholly owned subsidiary of Aetna Inc.

The Company is registered as an investment adviser under the Investment Advisers Act of 1940. It is also registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

Directors & Officers


                                                      Business Experience
Name and Address*        Position with Company        During Past 5 Years
----------------------   --------------------------   --------------------------------------------
Thomas J. McInerney      Director, President and      President (since September 1997), Aetna
                         Chairman, Executive          Life Insurance and Annuity Company;
                         Committee (Principal         President (since September 1997), Aetna
                         Executive Officer)           Insurance Company of America;
                                                      President (since September 1997), Aetna
                                                      Retirement Holdings, Inc.; President
                                                      (since August 1997), Aetna Retirement
                                                      Services, Inc.; Executive Vice President
                                                      (since August 1997), Aetna Inc.; Vice
                                                      President, Strategy (March 1997-August
                                                      1997), Aetna Inc.; Vice President,
                                                      Strategy, Finance, & Administration (July
                                                      1995-April 1996), Aetna Inc.; Vice
                                                      President, Guaranteed Products
                                                      (November 1992-July 1995), Aetna Inc.

Christopher J. Burns     Director and Senior Vice     President and Chief Executive and
                         President                    Operating Officer (since November
                                                      1996), Aetna Investment Services Inc.;
                                                      Senior Vice President, Sales & Service
                                                      (February 1996-September 1997), Senior
                                                      Vice President, Sales & Financial
                                                      Planning (since September 1997), and
                                                      Senior Vice President, Life (March
                                                      1991-February 1996), Aetna Life
                                                      Insurance and Annuity Company.

J. Scott Fox             Director and Senior Vice     Managing Director, Chief Operating
                         President                    Officer, Chief Financial Officer (since
                                                      October 1997), Aeltus Investment
                                                      Management, Inc.; Senior Vice President,
                                                      Operations (since March 1997), Aetna
                                                      Life Insurance and Annuity Company;
                                                      Managing Director, Chief Operating
                                                      Officer, Chief Financial Officer, Treasurer
                                                      (April 1994-March 1997), Aeltus
                                                      Investment Management, Inc.; Managing
                                                      Director and Treasurer (March 1987-
                                                      September 1993), Equitable Capital
                                                      Management Corporation.

Timothy A. Holt          Director, Senior Vice        Senior Vice President, Business Strategy
                         President and Chief          & Finance, and Chief Financial Officer
                         Financial Officer            (since February 1996), Aetna Life
                                                      Insurance and Annuity Company; Vice
                                                      President, Portfolio Management/
                                                      Investment Group (August 1992-
                                                      February 1996), Aetna Life and Casualty
                                                      Company.

                                                      Business Experience
Name and Address*        Position with Company        During Past 5 Years
----------------------   --------------------------   ------------------------------------------
John Y. Kim              Director and Senior Vice     President (since December 1995), Aeltus
                         President                    Investment Management, Inc.; Chief
                                                      Investment Officer (since May 1994),
                                                      Aetna Services, Inc. (formerly Aetna Life
                                                      and Casualty Company); Managing
                                                      Director (September 1993-April 1994),
                                                      Mitchell Hutchins Institutional Investors
                                                      (New York, New York); Vice President
                                                      and Senior Portfolio Manager (October
                                                      1991-August 1993), Aetna Services, Inc.
                                                      (formerly Aetna Life and Casualty
                                                      Company).

Shaun P. Mathews         Director and Senior Vice     Senior Vice President, Product
                         President                    Management (since September 1997);
                                                      Vice President, Products Group (since
                                                      February 1996 to September 1997),
                                                      Senior Vice President, Strategic Markets
                                                      and Products (February 1993-February
                                                      1996), and Senior Vice President, Mutual
                                                      Funds (March 1991-February 1993),
                                                      Aetna Life Insurance and Annuity
                                                      Company.

Kirk P. Wickman          Vice President, General      Vice President, General Counsel and
                         Counsel and Corporate        Corporate Secretary (since November
                         Secretary                    1996), Aetna Life Insurance and Annuity
                                                      Company; Vice President and Counsel
                                                      (June 1992-November 1996), Aetna Life
                                                      Insurance Company.

Deborah Koltenuk         Vice President and           Vice President, Investment Planning and
                         Treasurer, Corporate         Financial Reporting (April 1996 to July
                         Controller                   1996), Aetna Life Insurance Company;
                                                      Vice President and Treasurer, Corporate
                                                      Controller (since March 1996), Aetna
                                                      Retirement Holdings, Inc., Vice
                                                      President, Investment Planning and
                                                      Financial Reporting (October 1994 to
                                                      April 1996), The Aetna Casualty and
                                                      Surety Company and The Standard Fire
                                                      and Insurance Company; Assistant Vice
                                                      President, Finance and Administration
                                                      (June 1994 to October 1994), Aetna Life
                                                      Insurance Company; Controller
                                                      (September 1993 to June 1994), Aetna
                                                      Information Technology; Assistant Vice
                                                      President (December 1990 to September
                                                      1993), Aetna Life and Casualty Company.

Frederick D. Kelsven     Vice President and Chief     Vice President, Chief Compliance Officer
                         Compliance Officer           (since February 1997), Aetna Life
                                                      Assignment Company; Vice President &
                                                      Chief Compliance Officer (since
                                                      November 1996), Aetna Investment
                                                      Services, Inc.; Director of Compliance
                                                      (January 1985 to September 1996),
                                                      Nationwide Life Insurance Company.

* The address of all Directors and Officers listed is 151 Farmington Avenue, Hartford, Connecticut.
 These individuals may also be directors and/or officers of other affiliates of the Company.


Directors, officers and employees of the Company are covered by a blanket fidelity bond in the amount of $60 million issued by Aetna Casualty and Surety Company.

Additional Information

Reports to Policyowners

Within 30 days after each Policy Anniversary and before proceeds are applied to a Settlement Option, we will send You a report containing the following information:

1) A statement of changes in the Total Account Value and Surrender Value since the prior report or since the Date of Issue, if there has been no prior report. This includes a statement of Monthly Deductions and investment results and any interest earnings for the report period;

2) Surrender Value, Death Benefit, and any Loan Account Value as of the Policy Anniversary;

3) A projection of the Total Account Value, Loan Account Value and Surrender Value as of the succeeding Policy Anniversary.

If You have Policy values funded in a Separate Account You will receive, in addition, such periodic reports as may be required by the SEC.

Some state laws require additional reports; these requirements vary from state to state.

Right to Instruct Voting of Fund Shares

In accordance with our view of present applicable law, we will vote the shares of each of the Funds held in each Separate Account. The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

The number of Fund shares which each Policyowner is entitled to direct a vote is determined by dividing the portion of Total Account Value attributable to a Fund, if any, by the net asset value of one share in the Fund. During the Settlement Option period, the number of votes is determined by dividing the Valuation Reserve (as defined below) attributable in the Fund, if any, by the net asset value of one share of the Fund. Fractional votes will be counted. Where the value of the Total Account Value or the Valuation Reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund. The Valuation Reserve is established pursuant to the insurance laws of Connecticut to measure voting rights during the Settlement Option period and the value of a communication right, if available, under Settlement Option 2 when elected on a variable basis.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by us, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days before such meeting.

Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policyowners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through Variable Life Account B.

Policyowners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.

Disregard of Voting Instructions

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on the Separate Accounts in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

State Regulation

We are subject to regulation and supervision by the Insurance Department of the state of Connecticut, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the state of Connecticut and in other jurisdictions where they are offered.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.

Legal Matters

The Company knows of no material legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

The legal validity of the securities described in the Prospectus has been passed on by Counsel of the Company.

The Registration Statement

A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

Distribution of the Policies

We offer the Policies through life insurance salespersons and certain Home Office sales employees. Such persons are registered representatives of Aetna Investment Services, Inc., a wholly owned subsidiary of the Company, (which is a registered broker-dealer), or of other registered broker-dealers which have entered into distribution agreements with the Company. The maximum commission payable by the Company to salespersons and their supervising broker-dealers for Policy distribution is 50% of the Guaranteed Death Benefit Premium to age 80, or, in the event of an increase in the Specified Amount, 50% of the Guaranteed Death Benefit Premium to age 80, attributable to the increase. In particular circumstances, we may also pay certain of these professionals for their administrative expenses. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. Supervisory and other management personnel of the Company may receive compensation that will vary based on the relative profitability of the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company. The Company may be deemed to be an underwriter for purposes of the federal securities laws.

The registered representative may be required to return all or part of the first year commission if the Policy is not continued through the second year.

If a Policy is terminated in the first 2 Policy Years, all or a portion of the commissions paid will be recalled from life insurance salespersons by the Company as described below.

If a Policy is terminated in Policy months 1 through 3, 100% of the commissions paid will be recalled by the Company.

If a Policy is terminated in Policy months 4 through 12, a graded chargeback will be applied, grading uniformly from 75% in Policy month 4 to 35% in Policy month 12.

If a Policy is terminated in Policy months 13 through 24, a graded chargeback will be applied, grading uniformly from 30% in Policy month 13 to 2.5% in Policy Month 24.

No further commissions will be recalled if a Policy is surrendered in Policy months 25 and later.

Application forms are completed by the applicant and forwarded to the Company for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company, and forwarded to the Policyowner.

The Policies are offered for sale in all jurisdictions where we are authorized to do business except Guam, Puerto Rico, and the Virgin Islands.

Records and Accounts

Andesa, TPA, Inc., Suite 102, 1621 N. Cedar Crest Boulevard, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Aetna Life Insurance and Annuity Company as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

All records and accounts relating to the Separate Accounts and the Funds will be maintained by the Company. All financial transactions will be handled by the

Company. All reports required to be made and information required to be given will be provided by Andesa on behalf of the Company.

Independent Auditors

KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut, are the independent auditors for the Separate Account and for the Company. The services provided to the Separate Account include primarily the examination of the Separate Account's financial statements and the review of filings made with the SEC.

Tax Matters

General

The following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on the Company's understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person or persons contemplating the purchase of or the exercise of elections under the Policy described in this Prospectus should seek competent tax advice.

Federal Tax Status of the Company

The Company is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of the Company's total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

Both investment income and realized capital gains of the Separate Account (i.e., income, capital gains and dividends distributed to the Separate Account by the Funds) are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. The Company reserves the right, however, to make a deduction for such taxes should they be imposed with respect to such items in the future.

Life Insurance Qualification

As described more fully on page 14, Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules generally place limits on the amount of premiums payable under the contract and the level of cash surrender value. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of Section 7702, and proposed regulations governing mortality charges were issued in 1991. The Company believes that the Policy meets the statutory definition of life insurance. As such, and assuming the diversification standards of Section 817(h) (discussed below) are satisfied, then except in limited circumstances (a) death benefits paid under the Policy should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Code, and (b) a Policyowner should not generally be taxed on the cash value under a Policy, including increments thereof, prior to actual receipt. The principal exceptions to these rules are corporations that are subject to the alternative minimum tax, and thus may be subject to tax on increments in the Policy's Total Account Value, and Policyowners who acquire a Policy in a "transfer for value" and thus can become subject to tax on the portion of the Death Benefit which exceeds the total of their cost of acquisition and subsequent premium payments.

The Company intends to comply with any future final regulations issued under Sections 7702 and 817(h) of the Code, and therefore reserves the right to make such changes as it deems necessary to ensure such compliance. Any such changes will apply uniformly to affected Policyowners and will be made only after advance written notice.

General Rules

Upon the surrender or cancellation of any Policy, whether or not it is a Modified Endowment Contract, the Policyowner will be taxed on the Surrender Value only to the extent that it exceeds the gross premiums paid less prior untaxed withdrawals. The amount of any unpaid Policy Loans will, upon surrender, be added to the Surrender Value and will be treated for this purpose as if it had been received.

Assuming the Policy is not a Modified Endowment Contract, the proceeds of any Partial Surrenders are generally not taxable unless the total amount received due to such surrenders exceeds total premiums paid less prior untaxed Partial Surrender amounts. However, Partial Surrenders made within the first 15 Policy Years may be taxable in certain limited instances where the Surrender Value plus any unpaid Policy debt exceeds the total premiums paid less the untaxed portion of any prior Partial Surrenders. This result may occur even if the total amount of any Partial Surrenders does not exceed total premiums paid to that date.

Loans received under the Policy will ordinarily be considered indebtedness of the Policyowner, and assuming the Policy is not considered a Modified Endowment Contract, Policy Loans will not be treated as current distributions subject to tax. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest."

Modified Endowment Contracts

A class of contracts known as "Modified Endowment Contracts" has been created under Section 7702A of the Code. The tax rules applicable to loan proceeds and proceeds of a Partial Surrender of any Policy that is considered to be a Modified Endowment Contract will differ from the general rules noted above.

A contract will be considered a Modified Endowment Contract if it fails the "7-pay test." A Policy fails the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the amount that would have been paid had the Policy provided for the payment of seven (7) level annual premiums. In the event of a distribution under the Policy, the Company will notify the Policyowner if the Policy is a Modified Endowment Contract.

In addition, each Policy is subject to the 7-pay test during the first seven Policy Years following the time a material change takes effect. A material change, for these purposes, includes the exchange of a life insurance policy for another life insurance policy or the conversion of a term life insurance policy into a whole life or universal life insurance policy. In addition, an increase in the future benefits provided constitutes a material change unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest Death Benefit payable in the first seven Policy Years or (2) the crediting of interest or other earnings with respect to such premiums. A reduction in death benefits during the first seven Policy Years, or after the seventh year where the reduced death benefit is lower than the lowest death benefit provided during the first seven years, may also cause a Policy to be considered a Modified Endowment Contract.

If the Policy is considered to be a Modified Endowment Contract, the proceeds of any Partial Surrenders, any Policy Loans and most assignments will be currently taxable to the extent that the Policy's Total Account Value immediately before payment exceeds gross premiums paid (increased by the amount of loans previously taxed and reduced by untaxed amounts previously received). These rules may also apply to Policy Loans or Partial Surrender proceeds received during the two-year period prior to the time that a Policy becomes a Modified Endowment Contract. If the Policy becomes a Modified Endowment Contract, it may be aggregated with other Modified Endowment Contracts purchased by You from the Company (and its affiliates) during any one calendar year for purposes of determining the taxable portion of withdrawals from the Policy.

A penalty tax equal to 10% of the amount includable in income will apply to the taxable portion of the proceeds of any Policy Surrender or Policy Loan received by any Policyowner of a Modified Endowment Contract who is not an individual. Taxable policy distributions made to an individual who has not reached the age of 591/2 will also be subject to the penalty tax unless those distributions are attributable to the individual becoming disabled, or are part of a series of equal periodic payments made not less frequently than annually for the life or life expectancy of such individual (i.e., an annuity).

Diversification Standards

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Funds, intends to comply with these requirements.

Investor Control

In certain circumstances, owners of variable contracts may be considered the owners for federal income tax purposes of the assets of the separate account used to support their contracts. In those circumstances, income and gains from separate account assets would be includable in the variable contractowner's gross income. In several rulings published prior to the enactment of Section 817(h), the IRS stated that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations under Section 817(h) concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., You), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Funds without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in pre-Section 817(h) rulings in which it was determined that Policyowners were not owners of separate account assets. For example, a Policyowner has additional flexibility in allocating premium payments and account values. While the Company does not believe that these differences would result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account, there is no regulation or ruling of the IRS that confirms this conclusion. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary or to limit the number of variable options available to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Separate Account.

Other Tax Considerations

Business-owned life insurance may be subject to certain additional rules.
Section 264(a)(1) of the Code generally prohibits employers from deducting premiums on policies covering officers, employees or other financially interested parties where the employer is a beneficiary under the Policy. Additions to the Policy's Total Account Value may also be subject to tax under the corporation alternative minimum tax provisions. In addition, Section 264(a)(4) of the Code limits the Policyowner's deduction for interest on loans taken against life insurance covering the lives of officers, employees, or other financially interested in the Policyowner's trade or business. Under current tax law, interest may generally be deducted on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering each officer, employee or others who may have a financial interest in the Policyowner's trade or business and are considered key persons.

Depending on the circumstances, the exchange of a policy, a change in the Policy's Death Benefit Option, a Policy Loan, a Full or Partial Surrender, a change in Ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance and other tax consequences of policy ownership, premium payments and receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction.

Generally, a key person means an officer or a 20 percent owner. However, the number of key persons will be limited to the greater of (a) 5 individuals, or
(b) the lesser of 5 percent of the total officers and employees of the taxpayor or 20 individuals. Deductible interest for these contracts will be capped based on applicable Moody's Corporate Bond Rate.

Misc. Policy Provisions

The Policy

The Policy which You receive and the application You make when You purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to You. Any application for changes, once approved by us, will become part of the Policy.

Payment of Benefits

All benefits are payable at our Home Office. We may require submission of the Policy before we grant loans, make changes or pay benefits.

Age

If age is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the current age.

Incontestability

We will not contest coverage under the Policy after the Policy has been in force during the lifetime of the insured for a period of two years from the Policy's Date of Issue. Our right to contest coverage is not affected by the Guaranteed Death Benefit provision.

For coverage which takes effect on a later date (e.g., an increase in coverage), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date.

Suicide

In most states, if the Insured commits suicide within two years from the Date of Issue, the only benefit paid will be the sum of:

a) premiums paid less amounts allocated to the Separate Account; and
b) the Separate Account Value on the date of suicide, plus the portion of the Monthly Deduction from the Separate Account Value, minus
c) the amount necessary to repay any loans in full and any interest earned on the Loan Account Value transferred to the Separate Account Value, and any surrenders from the Fixed Account.

If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the Monthly Deduction for the increase, in lieu of the face amount of the increase.

All amounts described in (a) and (c) above will be calculated as of the date of death.

Coverage Beyond Maturity

You may, by written request in the 30 days before the Maturity Date of this Policy, elect to continue coverage beyond the Maturity Date. At Age 100, the Separate Account Value will be transferred to the Fixed Account. If coverage beyond maturity is elected, we will continue to credit interest to the Total Account Value of this Policy. Monthly Deductions will be calculated with a Cost of Insurance rate equal to zero. (This provision is not available in New York.)

At this time, uncertainties exist regarding the tax treatment of the Policy should it continue beyond the Maturity Date. You should therefore consult with Your tax advisor prior to making this election. (See "Tax Matters.")

Nonparticipation

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

Illustrations of Death Benefit, Total Account Values and Surrender Values

The following tables illustrate how the Death Benefit, Total Account Values and Surrender Values of a Policy change with the investment experience of the Fund. The tables show how the Death Benefit, Total Account Values, and Surrender Values of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, after tax annual rate of 0%, 6%, and 12%, respectively.

Tables I, II, V and VI illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class. Tables III, IV, VII and VIII illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class. Tables I through IV show values under the Guideline Premium Test for the definition of life insurance, and Tables V through VIII show values under the Cash Value Accumulation Test for the definition of life insurance. The Death Benefit, Total Account Values, and Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.

The second column of each table shows the accumulated values of the premiums paid at an assumed interest rate of 5%. The third through fifth columns illustrate the Death Benefit of a Policy over the designated period. The sixth through eighth columns illustrate the Total Account Values, while the ninth through the eleventh columns illustrate the Surrender Values of each Policy over the designated period. Tables I, III, V and VII assume that the maximum Cost of Insurance allowable under the Policy are charged in all Policy Years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable administrative expense charge of 0.50% on an annual basis, and the maximum allowable premium load of 10% up to the first year's Guaranteed Death Benefit Premium to age 80 and 5% over the Guaranteed Death Benefit Premium to age 80, are assessed in the first Policy Year and 5% on all premium in all Policy Years thereafter. Tables II, IV, VI and VIII assume that the current scale of Cost of Insurance Rates applies during all Policy Years. These tables also assume the current mortality and expense risk charge of 0.70% on an annual basis for the first 10 Policy Years and 0.20% for Policy Years 11 and thereafter, the current administrative expense charge of 0.30% on an annual basis, and the current premium load of 7% up to the first year's Guaranteed Death Benefit Premium to age 80 and 2% over the Guaranteed Death Benefit Premium to age 80 are assessed in the first Policy Year and 2% on all premium in all Policy Years thereafter.

The amounts shown for Death Benefit, Surrender Values, and Total Account Values reflect the fact that the net investment return is lower than the gross, after tax return on the assets held in each Fund as a result of expenses paid by each Fund and Separate Account charges levied.

The values shown take into account the daily investment advisory fee and other Fund expenses paid by each Fund. See the individual prospectuses for each Fund for more information.

In addition, a charge for mortality and expense risks of 0.70% for Policy Years 1-10 and 0.20% beginning in Policy Year 11 and thereafter (0.90% maximum) and administrative expenses of 0.30% (0.50% maximum) has also been reflected in the values shown. In addition, a charge for mortality and expense risks of 0.70% for Policy Years 1-10 and 0.20% beginning in Policy Year 11 and thereafter (0.90% maximum) and administrative expenses of 0.30% (0.50% maximum) has also been reflected in the values shown. After deduction of these amounts, the illustrated net annual return is -2.06%, 3.94% and 9.94% on the maximum charge basis and -1.66%, 4.34% and 10.34% on a current charge basis for Policy Years 1-10. The illustrated net annual return is -1.16%, 4.84% and 10.84% on a current charge basis for Policy Years 11 and thereafter.

A weighted average has been used for the illustrations assuming that the Policy Owner has invested in the Funds as follows: 4% in Aetna Variable Fund; 8% in Aetna Income Shares; 10% in Aetna Variable Encore Fund; 7% in Aetna Investment Advisers Fund, Inc.; 0% in Aetna Variable Capital Appreciation Portfolio; 0% in Aetna Variable Growth Portfolio; 0% in Aetna Variable Index Plus Portfolio; 0% in Aetna Variable Small Company Portfolio; 20% in Fidelity's Variable Insurance Products Fund--Equity-Income Portfolio; 8% in Fidelity's Variable Insurance Products Fund--Growth Portfolio; 0% in Fidelity's Variable Insurance Products Fund--High Income Portfolio; 1% in Fidelity's Variable Insurance Products Fund--Overseas Portfolio; 2% in Fidelity's Variable Insurance Products Funds II--Asset Manager Portfolio; 9% in Fidelity's Variable Insurance Products Fund
II--Contrafund Portfolio; 7% in the Janus Aspen Aggressive Growth Portfolio; 3% in Janus Aspen Balanced Portfolio; 0% in Janus Aspen Flexible Income Portfolio; 4% in Janus Aspen Growth Portfolio; 5% in the Janus Aspen Worldwide Growth Portfolio; 0% in MFS Total Return Series; 0% in MFS World Governments Series; 0% Oppenheimer Capital Appreciation Fund; 0% Oppenheimer Global Securities Fund; 0% Oppenheimer Growth & Income Fund; 0% Oppenheimer Strategic Bond Fund; 7% in Portfolio Partners MFS Emerging Equities Portfolio; 1% in Portfolio Partners MFS Research Growth Portfolio; 0% in Portfolio Partners MFS Value Equity Portfolio; 4% in Portfolio Partners Scudder International Growth Portfolio and 0% in Portfolio Partners T. Rowe Price Growth Equity Portfolio.


The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit, Total Account Values, and Surrender Values illustrated.

The tables illustrate the Policy Values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all Net Premiums were allocated to Variable Life Account B, and if no Policy loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in the Specified Amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age, and underwriting classification, the Specified Amount or premium requested, the proposed frequency of premium payments and any available riders requested.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

            TABLE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                              UNISEX ISSUE AGE 45
          $5,244.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                                SIMPLIFIED ISSUE
                             GUIDELINE PREMIUM TEST
                            DEATH BENEFIT OPTION 1


                                 Death Benefit
          Premiums                Gross Annual
         Accumulated         Investment Returns of
End of       at       ------------------------------------
Policy   5% Interest   Gross 0%     Gross 6%   Gross 12%
 Year     Per Year    Net -2.06%   Net 3.94%   Net 9.94%
-------- ------------ ------------ ----------- -----------
    1        5,506      500,000      500,000    500,000
    2       11,288      500,000      500,000    500,000
    3       17,358      500,000      500,000    500,000
    4       23,732      500,000      500,000    500,000
    5       30,425      500,000      500,000    500,000
    6       37,453      500,000      500,000    500,000
    7       44,832      500,000      500,000    500,000
    8       52,579      500,000      500,000    500,000
    9       60,714      500,000      500,000    500,000
   10       69,256      500,000      500,000    500,000
   15      118,816      500,000      500,000    500,000
   20      182,068      500,000      500,000    500,000
   25      262,795            0      500,000    500,000
   30      365,826            0            0    500,000
   20      182,068      500,000      500,000    500,000


                 Total Account Value                    Surrender Value
                     Gross Annual                        Gross Annual
                Investment Returns of                Investment Returns of
         ------------------------------------ -----------------------------------
End of
Policy    Gross 0%     Gross 6%   Gross 12%    Gross 0%     Gross 6%   Gross 12%
 Year    Net -2.06%   Net 3.94%   Net 9.94%   Net -2.06%   Net 3.94%   Net 9.94%
-------- ------------ ----------- ----------- ------------ ----------- ----------
    1        2,886       3,113        3,341       2,637       2,864        3,091
    2        5,854       6,503        7,181       5,551       6,199        6,877
    3        8,630       9,894       11,268       8,361       9,624       10,999
    4       11,207      13,274       15,618      10,665      12,732       15,076
    5       13,582      16,639       20,253      13,118      16,175       19,789
    6       15,733      19,963       25,177      15,346      19,576       24,790
    7       17,641      23,221       30,401      17,332      22,911       30,091
    8       19,279      26,380       35,925      19,047      26,147       35,693
    9       20,619      29,404       41,755      20,464      29,249       41,600
   10       21,638      32,263       47,900      21,638      32,263       47,900
   15       21,109      42,873       83,976      21,109      42,873       83,976
   20        6,995      41,663      130,180       6,995      41,663      130,180
   25            0      13,576      188,023           0      13,576      188,023
   30            0           0      263,018           0           0      263,018
   20        6,995      41,663      130,180       6,995      41,663      130,180

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policyowner's allocations and the Funds' rates of return. The Total Account Value and Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

           TABLE II FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                              UNISEX ISSUE AGE 45
          $5,244.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                                SIMPLIFIED ISSUE
                             GUIDELINE PREMIUM TEST
                            DEATH BENEFIT OPTION 1

                                  Death Benefit
          Premiums                Gross Annual
         Accumulated          Investment Returns of
End of       at       -------------------------------------
Policy   5% Interest   Gross 0%     Gross 6%    Gross 12%
 Year     Per Year    Net -1.66%   Net 4.34%   Net 10.34%
-------- ------------ ------------ ----------- ------------
    1        5,506     500,000      500,000     500,000
    2       11,288     500,000      500,000     500,000
    3       17,358     500,000      500,000     500,000
    4       23,732     500,000      500,000     500,000
    5       30,425     500,000      500,000     500,000
    6       37,453     500,000      500,000     500,000
    7       44,832     500,000      500,000     500,000
    8       52,579     500,000      500,000     500,000
    9       60,714     500,000      500,000     500,000
   10       69,256     500,000      500,000     500,000
   15      118,816     500,000      500,000     500,000
   20      182,068     500,000      500,000     500,000
   25      262,795     500,000      500,000     500,000
   30      365,826     500,000      500,000     765,453
   20      182,068     500,000      500,000     500,000

                  Total Account Value                    Surrender Value
                     Gross Annual                          Gross Annual
                 Investment Returns of                Investment Returns of
         ------------------------------------- ------------------------------------
End of
Policy    Gross 0%     Gross 6%    Gross 12%    Gross 0%     Gross 6%    Gross 12%
 Year    Net -1.66%   Net 4.34%   Net 10.34%   Net -1.66%   Net 4.34%   Net 10.34%
-------- ------------ ----------- ------------ ------------ ----------- -----------
    1        3,477        3,727       3,977        3,070        3,320       3,570
    2        7,084        7,818       8,583        6,623        7,357       8,122
    3       10,557       12,011      13,590       10,130       11,584      13,163
    4       13,895       16,310      19,038       13,354       15,768      18,496
    5       17,098       20,716      24,973       16,633       20,252      24,509
    6       20,165       25,235      31,448       19,778       24,848      31,061
    7       23,106       29,878      38,527       22,797       29,568      38,217
    8       25,901       34,629      46,255       25,669       34,397      46,023
    9       28,575       39,522      54,730       28,420       39,367      54,575
   10       31,093       44,523      63,996       31,093       44,523      63,996
   15       41,762       72,411     127,851       41,762       72,411     127,851
   20       46,745      103,064     232,421       46,745      103,064     232,421
   25       44,659      136,747     410,565       44,659      136,747     410,565
   30       28,712      169,887     715,377       28,712      169,887     715,377
   20       46,745      103,064     232,421       46,745      103,064     232,421

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charge may be reduced from
 .70% to .20% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.16%, 4.84% and 10.84%.

These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policyowner's allocations and the Funds' rates of return. The Total Account Value and Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

           TABLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                              UNISEX ISSUE AGE 45
          $6,444.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                                 NONSMOKER RISK
                              FACE AMOUNT $500,000
                                GUARANTEED ISSUE
                             GUIDELINE PREMIUM TEST
                            DEATH BENEFIT OPTION 1

                                 Death Benefit
          Premiums                Gross Annual
         Accumulated         Investment Returns of
End of       at       ------------------------------------
Policy   5% Interest   Gross 0%     Gross 6%   Gross 12%
 Year     Per Year    Net -2.06%   Net 3.94%   Net 9.94%
-------- ------------ ------------ ----------- -----------
    1        6,766      500,000     500,000     500,000
    2       13,871      500,000     500,000     500,000
    3       21,330      500,000     500,000     500,000
    4       29,163      500,000     500,000     500,000
    5       37,388      500,000     500,000     500,000
    6       46,023      500,000     500,000     500,000
    7       55,090      500,000     500,000     500,000
    8       64,611      500,000     500,000     500,000
    9       74,608      500,000     500,000     500,000
   10       85,105      500,000     500,000     500,000
   15      146,005      500,000     500,000     500,000
   20      223,731      500,000     500,000     500,000
   25      322,931            0     500,000     500,000
   30      449,539            0     500,000     615,331
   20      223,731      500,000     500,000     500,000

                 Total Account Value                    Surrender Value
                     Gross Annual                        Gross Annual
                Investment Returns of                Investment Returns of
         ------------------------------------ -----------------------------------
End of
Policy    Gross 0%     Gross 6%   Gross 12%    Gross 0%     Gross 6%   Gross 12%
 Year    Net -2.06%   Net 3.94%   Net 9.94%   Net -2.06%   Net 3.94%   Net 9.94%
-------- ------------ ----------- ----------- ------------ ----------- ----------
    1        3,948       4,239        4,532       3,638       3,930        4,223
    2        8,018       8,867        9,753       7,642       8,491        9,378
    3       11,879      13,550       15,366      11,545      13,217       15,032
    4       15,523      18,281       21,401      14,855      17,613       20,733
    5       18,951      23,058       27,899      18,378      22,485       27,326
    6       22,139      27,858       34,885      21,662      27,381       34,408
    7       25,072      32,663       42,391      24,691      32,281       42,009
    8       27,723      37,444       50,446      27,437      37,158       50,160
    9       30,067      42,172       59,085      29,876      41,981       58,894
   10       32,082      46,823       68,351      32,082      46,823       68,351
   15       36,497      68,006      126,310      36,497      68,006      126,310
   20       27,588      81,316      211,623      27,588      81,316      211,623
   25            0      75,119      344,761           0      75,119      344,761
   30            0      23,895      575,075           0      23,895      575,075
   20       27,588      81,316      211,623      27,588      81,316      211,623

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policyowner's allocations and the Funds' rates of return. The Total Account Value and Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

           TABLE IV FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                              UNISEX ISSUE AGE 45
          $6,444.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                                 NONSMOKER RISK
                             FACE ACCOUNT $500,000
                                GUARANTEED ISSUE
                             GUIDELINE PREMIUM TEST
                            DEATH BENEFIT OPTION 1

                                  Death Benefit
          Premiums                Gross Annual
         Accumulated          Investment Returns of
End of       at       -------------------------------------
Policy   5% Interest   Gross 0%     Gross 6%    Gross 12%
 Year     Per Year    Net -1.66%   Net 4.34%   Net 10.34%
-------- ------------ ------------ ----------- ------------
    1        6,766     500,000      500,000     500,000
    2       13,871     500,000      500,000     500,000
    3       21,330     500,000      500,000     500,000
    4       29,163     500,000      500,000     500,000
    5       37,388     500,000      500,000     500,000
    6       46,023     500,000      500,000     500,000
    7       55,090     500,000      500,000     500,000
    8       64,611     500,000      500,000     500,000
    9       74,608     500,000      500,000     500,000
   10       85,105     500,000      500,000     500,000
   15      146,005     500,000      500,000     500,000
   20      223,731     500,000      500,000     500,000
   25      322,931     500,000      500,000     558,759
   30      449,539     500,000      500,000     896,020
   20      223,731     500,000      500,000     500,000

                  Total Account Value                    Surrender Value
                     Gross Annual                          Gross Annual
                 Investment Returns of                Investment Returns of
         ------------------------------------- ------------------------------------
End of
Policy    Gross 0%     Gross 6%    Gross 12%    Gross 0%     Gross 6%    Gross 12%
 Year    Net -1.66%   Net 4.34%   Net 10.34%   Net -1.66%   Net 4.34%   Net 10.34%
-------- ------------ ----------- ------------ ------------ ----------- -----------
    1        4,158        4,461       4,766        3,655        3,958       4,263
    2        8,452        9,339      10,265        7,884        8,770       9,696
    3       12,551       14,303      16,206       12,024       13,776      15,679
    4       16,445       19,347      22,627       15,777       18,679      21,960
    5       20,183       24,520      29,629       19,610       23,948      29,057
    6       23,737       29,802      37,246       23,260       29,325      36,769
    7       27,119       35,207      45,558       26,737       34,825      45,176
    8       30,266       40,677      54,576       29,980       40,391      54,290
    9       33,274       46,311      64,477       33,083       46,120      64,287
   10       36,029       52,004      75,248       36,029       52,004      75,248
   15       46,982       83,250     149,388       46,982       83,250     149,388
   20       49,555      116,023     271,176       49,555      116,023     271,176
   25       40,204      148,910     481,689       40,204      148,910     481,689
   30        7,494      175,155     837,402        7,494      175,155     837,402
   20       49,555      116,023     271,176       49,555      116,023     271,176

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal or those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charge may be reduced from
 .70% to .20% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.16%, 4.84% and 10.84%.

These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policyowner's allocations and the Fund's rates of return. The Total Account Value and Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                     TABLE V
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                              UNISEX ISSUE AGE 45
          $5,244.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM
                                   TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                                SIMPLIFIED ISSUE
                          CASH VALUE ACCUMULATION TEST
                            DEATH BENEFIT OPTION 1

                                 Death Benefit
          Premiums                Gross Annual
         Accumulated         Investment Returns of
End of       at       ------------------------------------
Policy   5% Interest   Gross 0%     Gross 6%   Gross 12%
 Year     Per Year    Net -2.06%   Net 3.94%   Net 9.94%
-------- ------------ ------------ ----------- -----------
    1        5,506      500,000      500,000    500,000
    2       11,288      500,000      500,000    500,000
    3       17,358      500,000      500,000    500,000
    4       23,732      500,000      500,000    500,000
    5       30,425      500,000      500,000    500,000
    6       37,453      500,000      500,000    500,000
    7       44,832      500,000      500,000    500,000
    8       52,579      500,000      500,000    500,000
    9       60,714      500,000      500,000    500,000
   10       69,256      500,000      500,000    500,000
   15      118,816      500,000      500,000    500,000
   20      182,068      500,000      500,000    500,000
   25      262,795            0      500,000    500,000
   30      365,826            0            0    500,000
   20      182,068      500,000      500,000    500,000

                 Total Account Value                    Surrender Value
                     Gross Annual                        Gross Annual
                Investment Returns of                Investment Returns of
         ------------------------------------ -----------------------------------
End of
Policy    Gross 0%     Gross 6%   Gross 12%    Gross 0%     Gross 6%   Gross 12%
 Year    Net -2.06%   Net 3.94%   Net 9.94%   Net -2.06%   Net 3.94%   Net 9.94%
-------- ------------ ----------- ----------- ------------ ----------- ----------
    1        2,886       3,113        3,341       2,637       2,864        3,091
    2        5,854       6,503        7,181       5,551       6,199        6,877
    3        8,630       9,894       11,268       8,361       9,624       10,999
    4       11,207      13,274       15,618      10,665      12,732       15,076
    5       13,582      16,639       20,253      13,118      16,175       19,789
    6       15,733      19,963       25,177      15,346      19,576       24,790
    7       17,641      23,221       30,401      17,332      22,911       30,091
    8       19,279      26,380       35,925      19,047      26,147       35,693
    9       20,619      29,404       41,755      20,464      29,249       41,600
   10       21,638      32,263       47,900      21,638      32,263       47,900
   15       21,109      42,873       83,976      21,109      42,873       83,976
   20        6,995      41,663      130,180       6,995      41,663      130,180
   25            0      13,576      188,023           0      13,576      188,023
   30            0           0      263,018           0           0      263,018
   20        6,995      41,663      130,180       6,995      41,663      130,180

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policyowner's allocations and the Funds' rates of return. The Total Account Value and Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

           TABLE VI FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                              UNISEX ISSUE AGE 45
          $5,244.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                                SIMPLIFIED ISSUE
                          CASH VALUE ACCUMULATION TEST
                            DEATH BENEFIT OPTION 1

                                  Death Benefit
          Premiums                Gross Annual
         Accumulated          Investment Returns of
End of       at       -------------------------------------
Policy   5% Interest   Gross 0%     Gross 6%    Gross 12%
 Year     Per Year    Net -1.66%   Net 4.34%   Net 10.34%
-------- ------------ ------------ ----------- ------------
    1        5,506     500,000      500,000     500,000
    2       11,288     500,000      500,000     500,000
    3       17,358     500,000      500,000     500,000
    4       23,732     500,000      500,000     500,000
    5       30,425     500,000      500,000     500,000
    6       37,453     500,000      500,000     500,000
    7       44,832     500,000      500,000     500,000
    8       52,579     500,000      500,000     500,000
    9       60,714     500,000      500,000     500,000
   10       69,256     500,000      500,000     500,000
   15      118,816     500,000      500,000     500,000
   20      182,068     500,000      500,000     500,000
   25      262,795     500,000      500,000     652,403
   30      365,826     500,000      500,000     991,412
   20      182,068     500,000      500,000     500,000

                  Total Account Value                    Surrender Value
                     Gross Annual                          Gross Annual
                 Investment Returns of                Investment Returns of
         ------------------------------------- ------------------------------------
End of
Policy    Gross 0%     Gross 6%    Gross 12%    Gross 0%     Gross 6%    Gross 12%
 Year    Net -1.66%   Net 4.34%   Net 10.34%   Net -1.66%   Net 4.34%   Net 10.34%
-------- ------------ ----------- ------------ ------------ ----------- -----------
    1        3,477        3,727       3,977        3,070        3,320       3,570
    2        7,084        7,818       8,583        6,623        7,357       8,122
    3       10,557       12,011      13,590       10,130       11,584      13,163
    4       13,895       16,310      19,038       13,354       15,768      18,496
    5       17,098       20,716      24,973       16,633       20,252      24,509
    6       20,165       25,235      31,448       19,778       24,848      31,061
    7       23,106       29,878      38,527       22,797       29,568      38,217
    8       25,901       34,629      46,255       25,669       34,397      46,023
    9       28,575       39,522      54,730       28,420       39,367      54,575
   10       31,093       44,523      63,996       31,093       44,523      63,996
   15       41,762       72,411     127,851       41,762       72,411     127,851
   20       46,745      103,064     232,421       46,745      103,064     232,421
   25       44,659      136,747     407,752       44,659      136,747     407,752
   30       28,712      169,887     688,480       28,712      169,887     688,480
   20       46,745      103,064     232,421       46,745      103,064     232,421

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charge may be reduced from
 .70% to .20% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.16%, 4.84% and 10.84%.

These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policyowner's allocations and the Funds' rates of return. The Total Account Value and Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

           TABLE VII FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                              UNISEX ISSUE AGE 45
          $6,444.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                                 NONSMOKER RISK
                              FACE AMOUNT $500,000
                                GUARANTEED ISSUE
                          CASH VALUE ACCUMULATION TEST
                            DEATH BENEFIT OPTION 1

                                 Death Benefit
          Premiums                Gross Annual
         Accumulated         Investment Returns of
End of       at       ------------------------------------
Policy   5% Interest   Gross 0%     Gross 6%   Gross 12%
 Year     Per Year    Net -2.06%   Net 3.94%   Net 9.94%
-------- ------------ ------------ ----------- -----------
    1        6,766      500,000     500,000     500,000
    2       13,871      500,000     500,000     500,000
    3       21,330      500,000     500,000     500,000
    4       29,163      500,000     500,000     500,000
    5       37,388      500,000     500,000     500,000
    6       46,023      500,000     500,000     500,000
    7       55,090      500,000     500,000     500,000
    8       64,611      500,000     500,000     500,000
    9       74,608      500,000     500,000     500,000
   10       85,105      500,000     500,000     500,000
   15      146,005      500,000     500,000     500,000
   20      223,731      500,000     500,000     500,000
   25      322,931            0     500,000     550,159
   30      449,539            0     500,000     773,010
   20      223,731      500,000     500,000     500,000


                 Total Account Value                    Surrender Value
                     Gross Annual                        Gross Annual
                Investment Returns of                Investment Returns of
         ------------------------------------ -----------------------------------
End of
Policy    Gross 0%     Gross 6%   Gross 12%    Gross 0%     Gross 6%   Gross 12%
 Year    Net -2.06%   Net 3.94%   Net 9.94%   Net -2.06%   Net 3.94%   Net 9.94%
-------- ------------ ----------- ----------- ------------ ----------- ----------
    1        3,948       4,239        4,532       3,638       3,930        4,223
    2        8,018       8,867        9,753       7,642       8,491        9,378
    3       11,879      13,550       15,366      11,545      13,217       15,032
    4       15,523      18,281       21,401      14,855      17,613       20,733
    5       18,951      23,058       27,899      18,378      22,485       27,326
    6       22,139      27,858       34,885      21,662      27,381       34,408
    7       25,072      32,663       42,391      24,691      32,281       42,009
    8       27,723      37,444       50,446      27,437      37,158       50,160
    9       30,067      42,172       59,085      29,876      41,981       58,894
   10       32,082      46,823       68,351      32,082      46,823       68,351
   15       36,497      68,006      126,310      36,497      68,006      126,310
   20       27,588      81,316      211,623      27,588      81,316      211,623
   25            0      75,119      343,849           0      75,119      343,849
   30            0      23,895      536,812           0      23,895      536,812
   20       27,588      81,316      211,623      27,588      81,316      211,623

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Values as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policyowner's allocations and the Funds' rates of return. The Total Account Value and Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   TABLE VIII
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                               UNISEX ISSUE AGE 45
                $6,444.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM
                                    TO AGE 80
                                 NONSMOKER RISK
                              FACE AMOUNT $500,000
                                GUARANTEED ISSUE
                          CASH VALUE ACCUMULATION TEST
                             DEATH BENEFIT OPTION 1

                                  Death Benefit
          Premiums                Gross Annual
         Accumulated          Investment Returns of
End of       at       -------------------------------------
Policy   5% Interest   Gross 0%     Gross 6%    Gross 12%
 Year     Per Year    Net -1.66%   Net 4.34%   Net 10.34%
-------- ------------ ------------ ----------- ------------
    1        6,766     500,000      500,000        500,000
    2       13,871     500,000      500,000        500,000
    3       21,330     500,000      500,000        500,000
    4       29,163     500,000      500,000        500,000
    5       37,388     500,000      500,000        500,000
    6       46,023     500,000      500,000        500,000
    7       55,090     500,000      500,000        500,000
    8       64,611     500,000      500,000        500,000
    9       74,608     500,000      500,000        500,000
   10       85,105     500,000      500,000        500,000
   15      146,005     500,000      500,000        500,000
   20      223,731     500,000      500,000        500,000
   25      322,931     500,000      500,000        752,805
   30      449,539     500,000      500,000      1,121,921
   20      223,731     500,000      500,000        500,000



                  Total Account Value                    Surrender Value
                     Gross Annual                          Gross Annual
                 Investment Returns of                Investment Returns of
         ------------------------------------- ------------------------------------
End of
Policy    Gross 0%     Gross 6%    Gross 12%    Gross 0%     Gross 6%    Gross 12%
 Year    Net -1.66%   Net 4.34%   Net 10.34%   Net -1.66%   Net 4.34%   Net 10.34%
-------- ------------ ----------- ------------ ------------ ----------- -----------
    1        4,158        4,461       4,766        3,655        3,958       4,263
    2        8,452        9,339      10,265        7,884        8,770       9,696
    3       12,551       14,303      16,206       12,024       13,776      15,679
    4       16,445       19,347      22,627       15,777       18,679      21,960
    5       20,183       24,520      29,629       19,610       23,948      29,057
    6       23,737       29,802      37,246       23,260       29,325      36,769
    7       27,119       35,207      45,558       26,737       34,825      45,176
    8       30,266       40,677      54,576       29,980       40,391      54,290
    9       33,274       46,311      64,477       33,083       46,120      64,287
   10       36,029       52,004      75,248       36,029       52,004      75,248
   15       46,982       83,250     149,388       46,982       83,250     149,388
   20       49,555      116,023     271,176       49,555      116,023     271,176
   25       40,204      148,910     470,503       40,204      148,910     470,503
   30        7,494      175,155     779,112        7,494      175,155     779,112
   20       49,555      116,023     271,176       49,555      116,023     271,176

If premiums are paid more frequently than annually, the Death Benefits, Total Account Values, and Surrender Values would be less than those illustrated. If a larger premium is paid, the Surrender Value as a percentage of the Total Account Value will be greater than or equal to those illustrated. If a smaller premium is paid, the Surrender Value as a percentage of the Total Account Value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charge may be reduced from
 .70% to .20% in Policy Years 11 and thereafter. Beginning in Policy Years 11 and thereafter, the illustrated net annual return is -1.16%, 4.84% and 10.84%.

These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policyowner's allocations and the Funds' rates of return. The Total Account Value and Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                            VARIABLE LIFE ACCOUNT B
                             FINANCIAL STATEMENTS


                                     Index



 Statement of Assets and Liabilities as of September 30, 1997 (unaudited)  ...............   S-2
 Statements of Operations and Changes in Net Assets for the nine months
   ended September 30, 1997 and September 30, 1996 (unaudited)    ........................   S-4
 Condensed Financial Information for the nine months ended September 30, 1997 (unaudited)    S-5
 Notes to Financial Statements -- September 30, 1997  (unaudited)  .......................   S-8
 Statement of Assets and Liabilities -- December 31, 1996   ..............................   S-12
 Statements of Operations and Changes in Net Assets for the years ended
   December 31, 1996 and 1995    .........................................................   S-14
 Condensed Financial Information for the year ended December 31, 1996   ..................   S-15
 Notes to Financial Statements -- December 31, 1996   ....................................   S-18

Variable Life Account B


Statement of Assets and Liabilities--September 30, 1997 (Unaudited)


ASSETS:
Investments, at net asset value: (Note 1)
 Aetna Variable Fund; 3,196,319 shares (cost $99,508,839)   ........................ $131,027,138
 Aetna Income Shares; 1,442,314 shares (cost $18,506,001)   ........................   18,856,596
 Aetna Variable Encore Fund; 1,141,899 shares (cost $15,002,124)  ..................   15,053,505
 Aetna Investment Advisers Fund, Inc.; 1,269,183 shares (cost $18,194,063) .........   20,942,265
 Aetna Ascent Variable Portfolio; 105,799 shares (cost $1,377,537)   ...............    1,597,706
 Aetna Crossroads Variable Portfolio; 33,041 shares (cost $412,360)  ...............      461,347
 Aetna Legacy Variable Portfolio; 47,758 shares (cost $574,815)   ..................      603,725
 Aetna Variable Index Plus Portfolio; 61,593 shares (cost $852,252)  ...............      875,204
 Alger American Small Capitalization Portfolio; 443,588 shares (cost $19,897,819)      20,697,798
 American Century VP Capital Appreciation Fund; 649,356 shares (cost $6,600,874) ...    7,220,836
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio; 552,358 shares (cost $11,584,391)   .....................   13,146,117
  Growth Portfolio; 134,592 shares (cost $4,465,705)  ..............................    5,033,748
  Overseas Portfolio; 46,329 shares (cost $848,995)   ..............................      953,003
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio; 119,521 shares (cost $1,854,784) ........................    2,107,161
  Contrafund Portfolio; 872,975 shares (cost $15,798,493)   ........................   17,634,099
 Janus Aspen Series:
  Aggressive Growth Portfolio; 500,689 shares (cost $9,126,974)   ..................   10,103,908
  Balanced Portfolio; 373,464 shares (cost $5,583,127)   ...........................    6,434,792
  Growth Portfolio; 545,924 shares (cost $8,679,709)  ..............................   10,225,157
  Short-Term Bond Portfolio; 150,415 shares (cost $1,514,462)  .....................    1,537,242
  Worldwide Growth Portfolio; 876,969 shares (cost $18,447,152)   ..................   21,319,109
 Scudder Variable Life Investment Fund--
  International Portfolio; 943,907 shares (cost $12,021,744)   .....................   14,120,843
                                                                                     -------------
NET ASSETS (cost $270,852,220)   ................................................... $319,951,299
                                                                                     =============
Net assets represented by:
Policyholders' account values: (Notes 1 and 5)
Aetna Variable Fund:
 Policyholders' account values   ................................................... $131,027,138
Aetna Income Shares:
 Policyholders' account values   ...................................................   18,856,596
Aetna Variable Encore Fund:
 Policyholders' account values   ...................................................   15,053,505
Aetna Investment Advisers Fund, Inc.:
 Policyholders' account values   ...................................................   20,942,265
Aetna Ascent Variable Portfolio:
 Policyholders' account values   ...................................................    1,597,706

Variable Life Account B


Statement of Assets and Liabilities--September 30, 1997 (unaudited & continued):


Aetna Crossroads Variable Portfolio:
 Policyholders' account values   .............................. $    461,347
Aetna Legacy Variable Portfolio:
 Policyholders' account values   ..............................      603,725
Aetna Variable Index Plus Portfolio:
 Policyholders' account values   ..............................      875,204
Alger American Small Capitalization Portfolio:
 Policyholders' account values   ..............................   20,697,798
American Century VP Capital Appreciation Fund:
 Policyholders' account values   ..............................    7,220,836
Fidelity Investments Variable Insurance Products Fund:
 Equity-Income Portfolio:
 Policyholders' account values   ..............................   13,146,117
 Growth Portfolio:
 Policyholders' account values   ..............................    5,033,748
 Overseas Portfolio:
 Policyholders' account values   ..............................      953,003
Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio:
 Policyholders' account values   ..............................    2,107,161
 Contrafund Portfolio:
 Policyholders' account values   ..............................   17,634,099
Janus Aspen Series:
 Aggressive Growth Portfolio:
 Policyholders' account values   ..............................   10,103,908
 Balanced Portfolio:
 Policyholders' account values   ..............................    6,434,792
 Growth Portfolio:
 Policyholders' account values   ..............................   10,225,157
 Short-Term Bond Portfolio:
 Policyholders' account values   ..............................    1,537,242
 Worldwide Growth Portfolio:
 Policyholders' account values   ..............................   21,319,109
Scudder Variable Life Investment Fund--International Portfolio:
 Policyholders' account values   ..............................   14,120,843
                                                                -------------
                                                                $319,951,299
                                                                =============

See Notes to Financial Statements

Variable Life Account B


Statements of Operations and Changes in Net Assets


                                                                       Nine Months Ended    Nine Months Ended
                                                                      September 30, 1997   September 30, 1996
                                                                         (Unaudited)          (Unaudited)
                                                                      -------------------- -------------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends  .........................................................    $  11,181,934       $   3,885,187
Expenses: (Notes 2 and 5)
 Valuation Period Deductions  .......................................       (1,872,259)         (1,080,847)
                                                                         -------------       -------------
Net investment income   .............................................        9,309,675           2,804,340
                                                                         -------------       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales    .............................................      139,757,147          20,651,970
 Cost of investments sold  ..........................................      128,709,226          18,373,466
                                                                         -------------       -------------
  Net realized gain (loss)    .......................................       11,047,921           2,278,504
Net unrealized gain (loss) on investments: (Note 5)   ...............
 Beginning of period    .............................................       14,132,669           4,391,574
 End of period    ...................................................       49,099,079          15,114,855
                                                                         -------------       -------------
  Net change in unrealized gain (loss)    ...........................       34,966,410          10,723,281
                                                                         -------------       -------------
Net realized and unrealized gain (loss) on investments   ............       46,014,331          13,001,785
                                                                         -------------       -------------
Net increase (decrease) in net assets resulting from operations   ...       55,324,006          15,806,125
                                                                         -------------       -------------
FROM UNIT TRANSACTIONS:
Variable life premium payments   ....................................       84,887,351          79,490,652
Sales and administrative charges deducted by the Company    .........       (2,894,734)         (2,425,262)
Premiums allocated to the fixed account   ...........................       (2,076,993)         (2,340,043)
                                                                         -------------       -------------
 Net premiums allocated to the variable account    ..................       79,915,624          74,725,347
Transfers to the Company for monthly deductions    ..................      (15,533,434)        (11,102,414)
Redemptions by contract holders  ....................................      (20,908,061)         (2,903,147)
Transfers on account of policy loans   ..............................       (2,096,102)         (3,395,109)
Other    ............................................................           75,383             (10,234)
                                                                         -------------       -------------
 Net increase in net assets from unit transactions (Note 5)    ......       41,453,410          57,314,443
                                                                         -------------       -------------
Change in net assets    .............................................       96,777,416          73,120,568
NET ASSETS:
Beginning of period  ................................................      223,173,883         126,515,779
                                                                         -------------       -------------
End of period  ......................................................    $ 319,951,299       $ 199,636,347
                                                                         =============       =============

See Notes to Financial Statements

Variable Life Account B


Condensed Financial Information--Nine Months Ended September 30, 1997
(Unaudited)


                                                 Value              Increase
                                               Per Unit            (Decrease)
                                                                   in Value of          Reserves
                                        Beginning      End of     Accumulation           at End
                                        of Period      Period         Unit              of Period
                                        -----------   ---------   ------------------   ------------
Aetna Variable Fund:
 Aetna Vest  ........................     $34.932     $45.812           31.15%         $65,467,133
 Aetna Vest II  .....................      19.507      25.577           31.12%          20,668,426
 Aetna Vest Plus   ..................      16.389      21.489           31.12%          35,633,026
 Aetna Vest Estate Protector   ......      11.675      15.326           31.27%             886,387
 Corporate Specialty Market    ......      14.805      19.413           31.12%           8,372,166
Aetna Income Shares:
 Aetna Vest  ........................     $21.850     $23.082            5.64%           5,989,256
 Aetna Vest II  .....................      14.691      15.519            5.64%             975,075
 Aetna Vest Plus   ..................      11.764      12.427            5.64%           2,046,769
 Aetna Vest Estate Protector   ......      10.452      11.054            5.76%             214,179
 Corporate Specialty Market    ......      11.354      11.995            5.64%           9,631,317
Aetna Variable Encore Fund:
 Aetna Vest  ........................     $16.577     $17.118            3.27%           2,564,616
 Aetna Vest II  .....................      12.117      12.513            3.27%             158,376
 Aetna Vest Plus   ..................      11.388      11.760            3.27%           5,977,410
 Aetna Vest Estate Protector   ......      10.333      10.683            3.38%             169,449
 Corporate Specialty Market    ......      10.895      11.251            3.27%           6,183,654
Aetna Investment Advisers Fund, Inc.:
 Aetna Vest  ........................     $17.547     $20.914           19.19%           2,262,647
 Aetna Vest II  .....................      17.742      21.143           19.16%           4,931,529
 Aetna Vest Plus   ..................      14.880      17.731           19.16%           7,889,770
 Aetna Vest Estate Protector   ......      11.340      13.314           17.41% (1)         126,662
 Corporate Specialty Market    ......      12.954      15.436           19.16%           5,731,657
Aetna Ascent Variable Portfolio:
 Aetna Vest  ........................     $11.828     $14.221           20.23%             296,098
 Aetna Vest II  .....................      11.828      14.212           20.16%             138,916
 Aetna Vest Plus   ..................      11.828      14.212           20.16%           1,119,184
 Aetna Vest Estate Protector   ......      11.886      14.245           19.85% (2)          43,508
Aetna Crossroads Variable Portfolio:
 Aetna Vest  ........................     $11.474     $13.446           17.19%              68,703
 Aetna Vest II  .....................      11.544      13.438           16.41% (1)          29,300
 Aetna Vest Plus   ..................      11.474      13.438           17.12%             361,206
 Aetna Vest Estate Protector   ......      11.487      13.468           17.25%               2,138
Aetna Legacy Variable Portfolio:
 Aetna Vest II  .....................     $11.263     $12.576           11.66% (2)          11,119
 Aetna Vest Plus   ..................      11.118      12.576           13.11%             561,269
 Aetna Vest Estate Protector   ......      11.344      12.604           11.11% (3)          31,337
Aetna Variable Index Plus Portfolio:
 Aetna Vest  ........................     $12.017     $12.762            6.20% (4)          94,956
 Aetna Vest II  .....................      11.345      12.762           12.49% (4)          76,612
 Aetna Vest Plus   ..................      11.172      12.762           14.23% (3)         409,202
 Aetna Vest Estate Protector   ......      12.371      12.778            3.29% (5)          77,859
 Corporate Specialty Market    ......      12.785      12.762           (0.18%)(6)         216,575

Variable Life Account B


Condensed Financial Information--Nine Months Ended September 30, 1997 (unaudited & continued)

                                                                    Increase
                                            Value Per Unit         (Decrease)
                                                                   in Value of      Reserves
                                        Beginning      End of     Accumulation       at End
                                        of Period      Period         Unit          of Period
                                        -----------   ---------   --------------   -----------
Alger American Small
 Capitalization Portfolio:
 Aetna Vest  ........................     $16.051     $18.926         17.92%        1,479,421
 Aetna Vest II  .....................      16.052      18.928         17.92%          664,375
 Aetna Vest Plus   ..................      16.043      18.918         17.92%       10,299,964
 Aetna Vest Estate Protector   ......       9.982      11.783         18.05%          553,593
 Corporate Specialty Market    ......      13.201      15.566         17.92%        7,700,445
American Century VP Capital
 Appreciation Fund:
 Aetna Vest  ........................     $12.534     $13.826         10.31%          881,640
 Aetna Vest II  .....................      12.590      13.888         10.31%          294,690
 Aetna Vest Plus   ..................      12.419      13.698         10.31%        4,592,275
 Aetna Vest Estate Protector   ......       9.511      10.503         10.43%          100,399
 Corporate Specialty Market    ......      11.358      12.528         10.31%        1,351,832
Fidelity Investments Variable
 Insurance Products Fund:
Equity-Income Portfolio:
 Aetna Vest  ........................     $10.871     $13.549         24.64%          169,511
 Aetna Vest II  .....................      10.871      13.549         24.64%           67,118
 Aetna Vest Plus   ..................      10.871      13.549         24.64%        4,134,876
 Aetna Vest Estate Protector   ......      10.883      13.580         24.78%          585,334
 Corporate Specialty Market    ......      12.512      15.594         24.64%        8,189,278
Fidelity Investments Variable
 Insurance Products Fund:
Growth Portfolio:
 Corporate Specialty Market    ......     $11.255     $13.906         23.55%        5,033,748
Overseas Portfolio:
 Corporate Specialty Market    ......     $11.241     $13.335         18.62%          953,003
Fidelity Investments Variable
 Insurance Products Fund II:
Asset Manager Portfolio:
 Corporate Specialty Market    ......     $12.022     $14.093         17.23%        2,107,161
Contrafund Portfolio:
 Aetna Vest  ........................     $11.525     $14.386         24.82%          481,708
 Aetna Vest II  .....................      11.525      14.386         24.82%          106,699
 Aetna Vest Plus   ..................      11.525      14.386         24.82%        3,455,189
 Aetna Vest Estate Protector   ......      11.538      14.419         24.96%          520,560
 Corporate Specialty Market    ......      12.396      15.474         24.83%       13,069,943
Janus Aspen Series:
Aggressive Growth Portfolio:
 Aetna Vest  ........................     $16.153     $17.738          9.81%          905,943
 Aetna Vest II  .....................      16.153      17.738          9.81%          531,805
 Aetna Vest Plus   ..................      16.153      17.738          9.81%        5,523,172
 Aetna Vest Estate Protector   ......       9.797      10.770          9.93%          627,618
 Corporate Specialty Market    ......      12.120      13.309          9.81%        2,515,370

Variable Life Account B


Condensed Financial Information--Nine Months Ended September 30, 1997
   (unaudited & continued):

                                                                    Increase
                                            Value Per Unit         (Decrease)
                                                                   in Value of         Reserves
                                        Beginning      End of     Accumulation          at End
                                        of Period      Period         Unit             of Period
                                        -----------   ---------   -----------------   -----------
Balanced Portfolio:
 Aetna Vest  ........................     $13.966     $16.550          18.50%            126,696
 Aetna Vest II  .....................      14.075      16.679          18.50%            166,787
 Aetna Vest Plus   ..................      13.960      16.542          18.50%          3,046,452
 Aetna Vest Estate Protector   ......      11.101      13.169          18.63%            110,546
 Corporate Specialty Market    ......      12.242      14.507          18.50%          2,984,311
Growth Portfolio:
 Aetna Vest  ........................     $14.898     $18.346          23.14%            684,594
 Aetna Vest II  .....................      14.884      18.326          23.14%          1,143,611
 Aetna Vest Plus   ..................      14.863      18.303          23.14%          6,587,329
 Aetna Vest Estate Protector   ......      10.857      13.385          23.28%            492,886
 Corporate Specialty Market    ......      12.232      15.063          23.14%          1,316,737
Short-Term Bond Portfolio:
 Aetna Vest  ........................     $11.289     $11.772           4.27%              7,426
 Aetna Vest II  .....................      11.277      11.759           4.27%              1,534
 Aetna Vest Plus   ..................      11.247      11.727           4.27%            529,601
 Aetna Vest Estate Protector   ......      10.389      10.818           4.13% (1)          9,958
 Corporate Specialty Market    ......      10.468      10.916           4.27%            988,724
Worldwide Growth Portfolio:
 Aetna Vest  ........................     $16.364     $20.576          25.74%          2,234,729
 Aetna Vest II  .....................      16.368      20.582          25.74%          1,184,713
 Aetna Vest Plus   ..................      16.348      20.556          25.74%         10,139,649
 Aetna Vest Estate Protector   ......      11.811      14.868          25.88%            648,134
 Corporate Specialty Market    ......      13.459      16.924          25.74%          7,111,884
Scudder Variable Life Investment
 Fund--International Portfolio:
 Aetna Vest  ........................     $14.543     $16.692          14.78%          2,307,215
 Aetna Vest II  .....................      14.453      16.589          14.78%            746,333
 Aetna Vest Plus   ..................      14.373      16.496          14.78%          6,951,136
 Aetna Vest Estate Protector   ......      10.898      12.522          14.90%            201,188
 Corporate Specialty Market    ......      12.043      13.823          14.78%          3,914,970

Notes to Condensed Financial Information:

   (1)--Reflects less than a full year of performance activity. Funds were first received in this option during January 1997.
   (2)--Reflects less than a full year of performance activity. Funds were first received in this option during February 1997.
   (3)--Reflects less than a full year of performance activity. Funds were first received in this option during May 1997.
   (4)--Reflects less than a full year of performance activity. Funds were first received in this option during June 1997.
   (5)--Reflects less than a full year of performance activity. Funds were first received in this option during July 1997.
   (6)--Reflects less than a full year of performance activity. Funds were first received in this option during August 1997.

Variable Life Account B


Notes to Financial Statements--September 30, 1997 (Unaudited):


1. Summary of Significant Accounting Policies

   Variable Life Account B ("Account") is a separate account established by Aetna Life Insurance and Annuity Company and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

   a. Valuation of Investments

   Investments in the following Funds are stated at the closing net asset value per share as determined by each fund on September 30, 1997:

   Aetna Variable Fund                      Janus Aspen Series:
   Aetna Income Shares                      [bullet] Aggressive Growth Portfolio
   Aetna Variable Encore Fund               [bullet] Balanced Portfolio
   Aetna Investment Advisers Fund, Inc.     [bullet] Growth Portfolio
   Aetna Ascent Variable Portfolio          [bullet] Short-Term Bond Portfolio
   Aetna Crossroads Variable Portfolio      [bullet] Worldwide Growth Portfolio
   Aetna Legacy Variable Portfolio          Scudder Variable Life Investment
   Aetna Variable Index Plus Portfolio        Fund--International Portfolio
   Alger American Small
     Capitalization Portfolio
   American Century VP Capital
     Appreciation Fund
   Fidelity Investments Variable Insurance Products Fund:
   [bullet] Equity-Income Portfolio
   [bullet] Growth Portfolio
   [bullet] Overseas Portfolio
   Fidelity Investments Variable Insurance Products Fund II:
   [bullet] Asset Manager Portfolio
   [bullet] Contrafund Portfolio

   b. Other

   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the total operations of Aetna Life Insurance and Annuity Company ("Company") which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.


2. Valuation Period Deductions

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the policies and are paid to the Company.

Variable Life Account B


Notes to Financial Statements--September 30, 1997 (unaudited & continued):


3. Dividend Income

   On an annual basis the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions paid to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain
   (loss) on investments in the Statements of Operations and Changes in Net Assets.


4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the nine month periods ended September 30, 1997 and September 30, 1996 aggregated $190,520,232 and $139,757,147 and
   $80,774,933 and $20,651,970, respectively.

Variable Life Account B


Notes to Financial Statements--September 30, 1997 (unaudited & continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets--Nine Months Ended September 30, 1997

                                                       Valuation         Proceeds       Cost of          Net
                                                         Period            from        Invesments     Realized
                                         Dividends     Deductions         Sales           Sold       Gain (Loss)
                                        ------------- ---------------- -------------- -------------- ------------
Aetna Variable Fund:
 PolicyHolders' account values   ...... $ 4,806,166    $   (759,765)   $  7,628,880   $  5,575,341    $ 2,053,539
Aetna Income Shares:
 PolicyHolders' account values   ......     371,054         (97,068)      1,779,972      1,823,228        (43,256)
Aetna Variable Encore Fund:
 PolicyHolders' account values   ......     372,968        (100,707)     43,104,359     42,850,706        253,653
Aetna Investment Advisers Fund, Inc.:
 PolicyHolders' account values   ......   1,720,435        (127,224)      1,636,280      1,316,961        319,319
Aetna Ascent Variable Portfolio:
 PolicyHolders' account values   ......      13,550          (7,125)        779,440        770,289          9,151
Aetna Crossroads Variable Portfolio:
 PolicyHolders' account values   ......       4,060          (1,903)        181,294        178,792          2,502
Aetna Legacy Variable Portfolio:
 PolicyHolders' account values   ......       7,636          (2,023)        216,181        198,502         17,679
Aetna Variable Index Plus Portfolio:
 PolicyHolders' account values   ......           0          (1,350)          2,893          2,642            251
Alger American Small Capitalization
 Portfolio:
 PolicyHolders' account values   ......     576,583         (97,515)     27,120,190     25,868,551      1,251,639
American Century VP Capital
 Appreciation Fund:
 PolicyHolders' account values   ......     132,455         (45,867)      3,235,827      3,442,376       (206,549)
Fidelity Investments Variable Insurance
 Products Fund:
Equity-Income Portfolio:
 PolicyHolders' account values   ......   1,485,715        (123,125)     11,734,663      9,571,434      2,163,229
Growth Portfolio:
 PolicyHolders' account values   ......     192,233         (39,162)      6,082,672      5,284,973        797,699
Overseas Portfolio:
 PolicyHolders' account values   ......      46,706          (4,712)         46,070         41,030          5,040
Fidelity Investments Variable Insurance
 Products Fund II:
Asset Manager Portfolio:
 PolicyHolders' account values   ......     175,953         (12,238)         96,650         91,251          5,399
Contrafund Portfolio:
 PolicyHolders' account values   ......     235,708         (63,309)      4,141,445      3,321,787        819,658
Janus Aspen Series:
Aggressive Growth Portfolio:
 PolicyHolders' account values   ......           0         (67,528)     15,604,169     15,153,080        451,089
Balanced Portfolio:
 PolicyHolders' account values   ......     123,266         (34,252)        982,085        824,394        157,691
Growth Portfolio:
 PolicyHolders' account values   ......     277,232         (61,963)      3,109,251      2,424,122        685,129
Short-Term Bond Portfolio:
 PolicyHolders' account values   ......     101,542         (28,323)      3,489,096      3,386,095        103,001
Worldwide Growth Portfolio:
 PolicyHolders' account values   ......     274,427        (109,951)      5,994,187      4,447,419      1,546,768
Scudder Variable Life Investment Fund--
 International Portfolio:
PolicyHolders' account values    ......     264,245         (87,149)      2,791,543      2,136,253        655,290
                                        ------------   ------------    -------------  -------------   -----------
Total Variable Life Account B    ...... $11,181,934    $ (1,872,259)   $139,757,147   $128,709,226    $11,047,921
                                        ============   ============    =============  =============   ===========

                                                 Net Increase
       Net Unrealized               Net         (Decrease) In
         Gain (Loss)             Change in       Net Assets                Net Assets
 Beginning          End          Unrealized       from Unit       Beginning           End
 of Period       of Period      Gain (Loss)      Transactions     of Period        of Period
-------------   -------------   -------------   --------------   --------------   -------------
 $ 7,294,643    $31,518,299      $24,223,656    $ 7,831,916      $ 92,871,626     $131,027,138
    (190,180)       350,595          540,775      4,905,304        13,179,787       18,856,596
     106,394         51,381          (55,013)     5,490,419         9,092,185       15,053,505
   1,383,931      2,748,202        1,364,271      1,873,923        15,791,541       20,942,265
      15,645        220,169          204,524        832,228           545,378        1,597,706
        (191)        48,987           49,178        283,818           123,692          461,347
          20         28,909           28,889        537,581            13,963          603,725
           0         22,952           22,952        853,351                 0          875,204
     172,057        799,979          627,922      5,253,086        13,086,083       20,697,798
    (146,911)       619,963          766,874         91,398         6,482,525        7,220,836
   1,096,283      1,561,726          465,443     (4,155,358)       13,310,213       13,146,117
     294,867        568,043          273,176     (1,242,727)        5,052,529        5,033,748
      37,941        104,008           66,067        307,575           532,327          953,003
     134,978        252,377          117,399        410,462         1,410,186        2,107,161
     730,883      1,835,606        1,104,723      8,625,629         6,911,690       17,634,099
     249,074        976,934          727,860       (670,440)        9,662,927       10,103,908
     243,163        851,665          608,502      2,005,240         3,574,345        6,434,792
     566,478      1,545,448          978,970      1,171,142         7,174,647       10,225,157
      26,773         22,780           (3,993)    (2,462,833)        3,827,848        1,537,242
     872,277      2,871,957        1,999,680      7,693,049         9,915,136       21,319,109
   1,244,544      2,099,099          854,555      1,818,647        10,615,255       14,120,843
 -----------    ------------     -----------    ------------     -------------    -------------
 $14,132,669    $49,099,079      $34,966,410    $41,453,410      $223,173,883     $319,951,299
 ===========    ============     ===========    ============     =============    =============

Variable Life Account B

Statement of Assets and Liabilities--December 31, 1996



ASSETS:
Investments, at net asset value: (Note 1)
 Aetna Variable Fund; 2,867,163 shares (cost $85,576,983)  ........................ $ 92,871,626
 Aetna Income Shares; 1,044,098 shares (cost $13,369,967)  ........................   13,179,787
 Aetna Variable Encore Fund; 689,138 shares (cost $8,985,791) .....................    9,092,185
 Aetna Investment Advisers Fund, Inc.; 1,044,556 shares (cost $14,407,610).........   15,791,541
 Aetna Ascent Variable Portfolio; 43,217 shares (cost $529,733)  ..................      545,378
 Aetna Crossroads Variable Portfolio; 10,326 shares (cost $123,882) ...............      123,692
 Aetna Legacy Variable Portfolio; 1,241 shares (cost $13,943) .....................       13,963
 Alger American Small Capitalization Portfolio; 319,875 shares (cost $12,914,026)     13,086,083
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio; 632,915 shares (cost $12,213,929)  .....................   13,310,213
  Growth Portfolio; 162,252 shares (cost $4,757,662) ..............................    5,052,529
  Overseas Portfolio; 28,255 shares (cost $494,386)  ..............................      532,327
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio; 83,295 shares (cost $1,275,209) ........................    1,410,186
  Contrafund Portfolio; 417,373 shares (cost $6,180,807)...........................    6,911,690
 Janus Aspen Series:
  Aggressive Growth Portfolio; 529,766 shares (cost $9,413,853)  ..................    9,662,927
  Balanced Portfolio; 242,000 shares (cost $3,331,182)  ...........................    3,574,345
  Growth Portfolio; 462,582 shares (cost $6,608,169) ..............................    7,174,647
  Short-Term Bond Portfolio; 383,937 shares (cost $3,801,075) .....................    3,827,848
  Worldwide Growth Portfolio; 510,038 shares (cost $9,042,860).....................    9,915,136
 Scudder Variable Life Investment Fund--
  International Portfolio; 801,151 shares (cost $9,370,711)........................   10,615,255
 TCI Portfolios, Inc.--Growth Fund; 633,059 shares (cost $6,629,436)...............    6,482,525
                                                                                    -------------
NET ASSETS (cost $209,041,214)  ................................................... $223,173,883
                                                                                    =============
Net assets represented by:
Policyholders' account values: (Notes 1 and 5)
Aetna Variable Fund:
 Policyholders' account values  ................................................... $ 92,871,626
Aetna Income Shares:
 Policyholders' account values  ...................................................   13,179,787
Aetna Variable Encore Fund:
 Policyholders' account values  ...................................................    9,092,185
Aetna Investment Advisers Fund, Inc.:
 Policyholders' account values  ...................................................   15,791,541
Aetna Ascent Variable Portfolio:
 Policyholders' account values  ...................................................      545,378
Aetna Crossroads Variable Portfolio:
 Policyholders' account values  ...................................................      123,692

See Notes to Financial Statements

Variable Life Account B

Aetna Legacy Variable Portfolio:
 Policyholders' account values   .............................. $     13,963
Alger American Small Capitalization Portfolio:
 Policyholders' account values   ..............................   13,086,083
Fidelity Investments Variable Insurance Products Fund:
 Equity-Income Portfolio:
 Policyholders' account values   ..............................   13,310,213
 Growth Portfolio:
 Policyholders' account values   ..............................    5,052,529
 Overseas Portfolio:
 Policyholders' account values   ..............................      532,327
Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio:
 Policyholders' account values   ..............................    1,410,186
 Contrafund Portfolio:
 Policyholders' account values   ..............................    6,911,690
Janus Aspen Series:
 Aggressive Growth Portfolio:
 Policyholders' account values   ..............................    9,662,927
 Balanced Portfolio:
 Policyholders' account values   ..............................    3,574,345
 Growth Portfolio:
 Policyholders' account values   ..............................    7,174,647
 Short-Term Bond Portfolio:
 Policyholders' account values   ..............................    3,827,848
 Worldwide Growth Portfolio:
 Policyholders' account values   ..............................    9,915,136
Scudder Variable Life Investment Fund--International Portfolio:
 Policyholders' account values   ..............................   10,615,255
TCI Portfolios, Inc.--Growth Fund:
 Policyholders' account values   ..............................    6,482,525
                                                                -------------
                                                                $223,173,883
                                                                =============

See Notes to Financial Statements

Variable Life Account B

Statements of Operations and Changes in Net Assets



                                                                           Year ended December 31,
                                                                      ---------------------------------
                                                                          1996              1995
                                                                      ---------------   ---------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends   ......................................................   $ 13,813,478      $ 12,965,237
Expenses: (Notes 2 and 5)
 Valuation Period Deductions   ....................................     (1,905,137)       (1,149,801)
                                                                      -------------     -------------
Net investment income .............................................     11,908,341        11,815,436
                                                                      -------------     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales  .............................................     29,656,908        28,828,178
 Cost of investments sold   .......................................     26,434,292        25,993,679
                                                                      -------------     -------------
  Net realized gain   .............................................      3,222,616         2,834,499
                                                                      -------------     -------------
Net unrealized gain (loss) on investments: (Note 5)
 Beginning of year ................................................      4,391,574        (4,407,131)
 End of year ......................................................     14,132,669         4,391,574
                                                                      -------------     -------------
  Net change in unrealized gain   .................................      9,741,095         8,798,705
                                                                      -------------     -------------
Net realized and unrealized gain on investments  ..................     12,963,711        11,633,204
                                                                      -------------     -------------
Net increase in net assets resulting from operations   ............     24,872,052        23,448,640
                                                                      -------------     -------------
FROM UNIT TRANSACTIONS:
Variable life premium payments ....................................    101,416,302        44,310,537
Sales and administrative charges deducted by the Company  .........     (3,032,151)       (1,381,985)
Premiums allocated to the fixed account ...........................     (3,127,437)       (3,260,098)
                                                                      -------------     -------------
 Net premiums allocated to the variable account  ..................     95,256,714        39,668,454
Transfers to the Company for monthly deductions  ..................    (15,491,673)      (11,297,188)
Redemptions by contract holders   .................................     (4,154,465)       (3,238,332)
Transfers on account of policy loans ..............................     (3,783,533)       (2,076,373)
Other  ............................................................        (40,991)           41,863
                                                                      -------------     -------------
 Net increase in net assets from unit transactions (Note 5)  ......     71,786,052        23,098,424
                                                                      -------------     -------------
Change in net assets  .............................................     96,658,104        46,547,064
NET ASSETS:
Beginning of year  ................................................    126,515,779        79,968,715
                                                                      -------------     -------------
End of year  ......................................................   $223,173,883      $126,515,779
                                                                      =============     =============

See Notes to Financial Statements

Variable Life Account B

Condensed Financial Information--Year Ended December 31, 1996



                                              Value
                                            Per Unit        Increase (Decrease)      Units
                                                                in Value of       Outstanding           Reserves
                                      Beginning    End of      Accumulation         at End               at End
                                       of Year     Year            Unit             of Year             of Year
                                      ----------- --------- --------------------- ------------- -------------------------
Aetna Variable Fund:
 Aetna Vest  ........................   $28.351   $34.932           23.21%        1,517,474.5         $53,008,643
 Aetna Vest II  .....................    15.831    19.507           23.21%          794,275.5          15,493,624
 Aetna Vest Plus   ..................    13.301    16.389           23.21%        1,323,444.4          21,689,765
 Aetna Vest Estate Protector   ......    10.000    11.675           16.75%(2)        11,748.7             137,170
 Corporate Specialty Market .........    12.016    14.805           23.21%          171,723.7           2,542,424
Aetna Income Shares:
 Aetna Vest  ........................   $21.305   $21.850            2.56%          279,436.3         $ 6,105,721
 Aetna Vest II  .....................    14.324    14.691            2.56%           67,932.7             997,974
 Aetna Vest Plus   ..................    11.470    11.764            2.56%          132,814.7           1,562,403
 Aetna Vest Estate Protector   ......    10.000    10.452            4.52%(2)            17.0                 177
 Corporate Specialty Market .........    11.071    11.354            2.56%          397,512.3           4,513,512
Aetna Variable Encore Fund:
 Aetna Vest  ........................   $15.891   $16.577            4.32%          165,067.7         $ 2,736,269
 Aetna Vest II  .....................    11.616    12.117            4.32%           17,257.4             209,105
 Aetna Vest Plus   ..................    10.917    11.388            4.32%          277,635.4           3,161,633
 Aetna Vest Estate Protector   ......    10.000    10.333            3.33%(2)        55,176.3             570,162
 Corporate Specialty Market .........    10.444    10.895            4.32%          221,672.3           2,415,016
Aetna Investment Advisers Fund, Inc.:
 Aetna Vest  ........................   $15.390   $17.547           14.02%          106,202.5         $ 1,863,538
 Aetna Vest II  .....................    15.561    17.742           14.02%          228,951.9           4,062,177
 Aetna Vest Plus   ..................    13.050    14.880           14.02%          393,635.7           5,857,138
 Corporate Specialty Market .........    11.361    12.954           14.02%          309,462.5           4,008,688
Aetna Ascent Variable Portfolio:
 Aetna Vest  ........................   $10.000   $11.828           18.28%(2)         3,460.3         $    40,930
 Aetna Vest II  .....................    10.000    11.828           18.28%(2)         2,054.0              24,295
 Aetna Vest Plus   ..................    10.000    11.828           18.28%(2)        40,593.4             480,153
Aetna Crossroads Variable Portfolio:
 Aetna Vest  ........................   $10.000   $11.474           14.74%(2)            99.8         $     1,145
 Aetna Vest Plus   ..................    10.000    11.474           14.74%(2)        10,665.0             122,368
 Aetna Vest Estate Protector   ......    10.000    11.487           14.87%(2)            15.6                 179
Aetna Legacy Variable Portfolio:
 Aetna Vest Plus   ..................   $10.000   $11.118           11.18%(2)         1,255.9         $    13,963
Alger American Small
 Capitalization Portfolio:
 Aetna Vest  ........................   $15.562   $16.051            3.14%           77,047.6         $ 1,236,667
 Aetna Vest II  .....................    15.563    16.052            3.14%           52,282.1             839,239
 Aetna Vest Plus   ..................    15.555    16.043            3.14%          381,746.1           6,124,522
 Aetna Vest Estate Protector   ......    10.000     9.982           (0.18%)(2)       21,147.3             211,085
 Corporate Specialty Market .........    12.799    13.201            3.14%          354,114.8           4,674,570

Variable Life Account B

                                                Value
                                              Per Unit           Increase (Decrease)        Units
                                                                     in Value of         Outstanding            Reserves
                                       Beginning      End of        Accumulation           at End                at End
                                        of Year       Year              Unit               of Year              of Year
                                       -----------   ---------   ---------------------   -------------   -----------------------
Fidelity Investments Variable
 Insurance Products Fund:
Equity-Income Portfolio:
 Aetna Vest ........................     $10.000     $10.871              8.71%(2)           6,532.8         $     71,015
 Aetna Vest II .....................      10.000      10.871              8.71%(2)           2,200.1               23,916
 Aetna Vest Plus  ..................      10.000      10.871              8.71%(2)         118,798.4            1,291,404
 Aetna Vest Estate Protector  ......      10.000      10.883              8.83%(2)          10,991.4              119,619
 Corporate Specialty Market   ......      11.058      12.512             13.14%            943,466.6           11,804,259
Growth Portfolio:
 Corporate Specialty Market   ......     $ 9.911     $11.255             13.56%            448,921.8         $  5,052,529
Overseas Portfolio:
 Corporate Specialty Market   ......     $10.029     $11.241             12.09%             47,354.8         $    532,327
Fidelity Investments Variable
 Insurance Products Fund II:
Asset Manager Portfolio:
 Corporate Specialty Market   ......     $10.596     $12.022             13.46%            117,298.4         $  1,410,186
Contrafund Portfolio:
 Aetna Vest ........................     $10.000     $11.525             15.25%(2)          17,996.4         $    207,415
 Aetna Vest II .....................      10.000      11.525             15.25%(2)           3,659.1               42,173
 Aetna Vest Plus  ..................      10.000      11.525             15.25%(2)          80,966.3              933,168
 Aetna Vest Estate Protector  ......      10.000      11.538             15.38%(2)          10,537.3              121,585
 Corporate Specialty Market   ......      10.322      12.396             20.10%            452,333.3            5,607,349
Janus Aspen Series:
Aggressive Growth Portfolio:
 Aetna Vest ........................     $15.114     $16.153              6.87%             55,921.6         $    903,288
 Aetna Vest II .....................      15.114      16.153              6.87%             35,775.8              577,877
 Aetna Vest Plus  ..................      15.114      16.153              6.87%            221,641.2            3,580,130
 Aetna Vest Estate Protector  ......      10.000       9.797             (2.03%)(2)         15,306.0              149,948
 Corporate Specialty Market   ......      11.340      12.120              6.87%            367,315.7            4,451,684
Balanced Portfolio:
 Aetna Vest ........................     $12.142     $13.966             15.02%              6,502.2         $     90,808
 Aetna Vest II .....................      12.237      14.075             15.02%              4,206.4               59,204
 Aetna Vest Plus  ..................      12.136      13.960             15.02%            124,211.8            1,733,938
 Aetna Vest Estate Protector  ......      10.000      11.101             11.01%(2)           3,134.9               34,800
 Corporate Specialty Market   ......      10.643      12.242             15.02%            135,240.2            1,655,595
Growth Portfolio:
 Aetna Vest ........................     $12.704     $14.898             17.27%             30,969.1         $    461,370
 Aetna Vest II .....................      12.692      14.884             17.27%             65,830.7              979,838
 Aetna Vest Plus  ..................      12.674      14.863             17.27%            234,144.3            3,480,132
 Aetna Vest Estate Protector  ......      10.000      10.857              8.57%(2)           1,608.1               17,459
 Corporate Specialty Market   ......      10.430      12.232             17.27%            182,790.8            2,235,848

Variable Life Account B

                                                Value
                                              Per Unit           Increase (Decrease)        Units
                                                                     in Value of         Outstanding           Reserves
                                       Beginning      End of        Accumulation           at End               at End
                                        of Year       Year              Unit               of Year             of Year
                                       -----------   ---------   ---------------------   -------------   ---------------------
Short-Term Bond Portfolio:
 Aetna Vest ........................     $10.967     $11.289              2.94%                595.3        $      6,721
 Aetna Vest II .....................      10.955      11.277              2.94%                751.0               8,469
 Aetna Vest Plus  ..................      10.925      11.247              2.94%             17,621.2             198,177
 Corporate Specialty Market   ......      10.094      10.468              3.71%(1)         345,277.1           3,614,481
Worldwide Growth Portfolio:
 Aetna Vest ........................     $12.809     $16.364             27.75%             75,637.0        $  1,237,686
 Aetna Vest II .....................      12.813      16.368             27.75%             50,270.3             822,823
 Aetna Vest Plus  ..................      12.797      16.348             27.75%            279,744.3           4,573,155
 Aetna Vest Estate Protector  ......      10.000      11.811             18.11%(2)          10,429.7             123,180
 Corporate Specialty Market   ......      10.964      13.459             22.76%(3)         234,655.4           3,158,292
Scudder Variable Life Investment
 Fund--International Portfolio:
 Aetna Vest ........................     $12.798     $14.543             13.63%            164,419.0        $  2,391,112
 Aetna Vest II .....................      12.719      14.453             13.63%             48,351.0             698,823
 Aetna Vest Plus  ..................      12.648      14.373             13.63%            360,050.5           5,174,856
 Aetna Vest Estate Protector  ......      10.000      10.898              8.98%(2)           4,363.0              47,548
 Corporate Specialty Market   ......      10.598      12.043             13.63%            191,221.6           2,302,916
TCI Portfolios, Inc.--Growth Fund:
 Aetna Vest ........................     $13.248     $12.534             (5.39%)            84,078.3        $  1,053,865
 Aetna Vest II .....................      13.307      12.590             (5.39%)            29,273.6             368,568
 Aetna Vest Plus  ..................      13.126      12.419             (5.39%)           361,778.0           4,492,803
 Aetna Vest Estate Protector  ......      10.000       9.511             (4.89%)(2)             29.2                 278
 Corporate Specialty Market   ......      12.005      11.358             (5.39%)            49,922.3             567,011

Notes to Condensed Financial Information:

(1)--Reflects less than a full year of performance activity. Funds were first received in this option during February 1996.
(2)--Available for investment less than 1 year, contract commenced operations during March 1996.
(3)--Reflects less than a full year of performance activity. Funds were first received in this option during March 1996.



See Notes to Financial Statements

Variable Life Account B

Notes to Financial Statements--December 31, 1996


1. Summary of Significant Accounting Policies

   Variable Life Account B ("Account") is a separate account established by Aetna Life Insurance and Annuity Company and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

   a. Valuation of Investments

   Investments in the following Funds are stated at the closing net asset value per share as determined by each fund on December 31, 1996:

   Aetna Variable Fund                      Janus Aspen Series:
   Aetna Income Shares                      [bullet] Aggressive Growth Portfolio
   Aetna Variable Encore Fund               [bullet] Balanced Portfolio
   Aetna Investment Advisers Fund, Inc.     [bullet] Growth Portfolio
   Aetna Ascent Variable Portfolio          [bullet] Short-Term Bond Portfolio
   Aetna Crossroads Variable Portfolio      [bullet] Worldwide Growth Portfolio
   Aetna Legacy Variable Portfolio          Scudder Variable Life Investment
   Alger American Small                       Fund--International Portfolio
     Capitalization Portfolio               TCI Portfolios, Inc.--Growth Fund
   Fidelity Investments Variable
     Insurance Products Fund:
   [bullet] Equity-Income Portfolio
   [bullet] Growth Portfolio
   [bullet] Overseas Portfolio
   Fidelity Investments Variable Insurance Products Fund II:
   [bullet] Asset Manager Portfolio
   [bullet] Contrafund Portfolio

   b. Other

   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the total operations of Aetna Life Insurance and Annuity Company ("Company") which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.


2. Valuation Period Deductions

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the policies and are paid to the Company.

Variable Life Account B

3. Dividend Income

   On an annual basis the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions paid to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain
   (loss) on investments in the Statements of Operations and Changes in Net Assets.


4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1996 and December 31, 1995 aggregated $113,349,117 and $29,656,908 and $71,231,087 and
   $28,828,178, respectively.

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets--
     Year Ended December 31, 1996


                                                        Valuation        Proceeds       Cost of         Net
                                                          Period           from        Invesments    Realized
                                          Dividends     Deductions         Sales         Sold       Gain (Loss)
                                         ------------- ---------------- ------------- ------------- ------------
Aetna Variable Fund:
 PolicyHolder's account values .........  $ 9,712,578   ($   991,737)    $ 5,373,083   $ 4,466,494  $ 906,589
Aetna Income Shares:
 PolicyHolder's account values .........      810,294       (121,325)      1,564,483     1,544,041     20,442
Aetna Variable Encore Fund:
 PolicyHolder's account values .........      477,308        (71,555)      9,490,775     9,560,169    (69,394)
Aetna Investment Advisers Fund, Inc.:
 PolicyHolder's account values .........    1,201,085       (127,990)      1,717,127     1,435,761    281,366
Aetna Ascent Variable Portfolio:
 PolicyHolder's account values .........       18,222         (1,210)        127,981       124,671      3,310
Aetna Crossroads Variable Portfolio:
 PolicyHolder's account values .........        2,462            (91)          1,317         1,263         54
Aetna Legacy Variable Portfolio:
 PolicyHolder's account values .........          671            (36)            503           486         17
Alger American Small Capitalization
 Portfolio:
 PolicyHolder's account values .........       33,925        (93,143)      2,003,029     1,400,608    602,421
Fidelity Investments Variable Insurance
 Products Fund:
Equity-Income Portfolio:
 PolicyHolder's account values .........       19,619        (57,181)        625,427       574,716     50,711
Growth Portfolio:
 PolicyHolder's account values .........       85,627        (30,149)        243,345       245,938     (2,593)
Overseas Portfolio:
 PolicyHolder's account values .........       14,172         (4,004)        478,644       450,003     28,641
Fidelity Investments Variable Insurance
 Products Fund II:
Asset Manager Portfolio:
 PolicyHolder's account values .........       62,788        (13,383)        981,022       966,124     14,898
Contrafund Portfolio:
 PolicyHolder's account values .........       10,199        (36,829)        353,531       314,886     38,645
Janus Aspen Series:
Aggressive Growth Portfolio:
 PolicyHolder's account values .........       79,809        (68,571)      1,171,119       858,482    312,637
Balanced Portfolio:
 PolicyHolder's account values .........       70,301        (23,444)        452,062       367,517     84,545
Growth Portfolio:
 PolicyHolder's account values .........      140,964        (46,593)        808,709       590,651    218,058
Short-Term Bond Portfolio:
 PolicyHolder's account values .........       84,482        (17,596)        424,360       415,377      8,983
Worldwide Growth Portfolio:
 PolicyHolder's account values .........      105,214        (49,874)      1,127,422       777,300    350,122
Scudder Variable Life Investment Fund -
International Portfolio:
 PolicyHolder's account values .........      173,534        (85,922)      1,752,475     1,537,715    214,760
TCI Portfolios, Inc.--Growth Fund:
 PolicyHolder's account values .........      710,224        (64,504)        960,494       802,090    158,404
                                          ------------   ------------    ------------  ------------ ----------
Total Variable Life Account B  .........  $13,813,478   ($ 1,905,137)    $29,656,908   $26,434,292  $3,222,616
                                          ============   ============    ============  ============ ==========

                                                 Net Increase
       Net Unrealized              Net          (Decrease) In
        Gain (Loss)             Change in        Net Assets                Net Assets
 Beginning         End          Unrealized        from Unit       Beginning           End
 of Year         of Year       Gain (Loss)       Transactions      of Year          of Year
------------   -------------   --------------   --------------   --------------   -------------
 $   65,391     $ 7,294,643    $  7,229,252      $ 5,056,913     $ 70,958,031     $ 92,871,626
    189,278        (190,180)       (379,458)       2,798,667       10,051,167       13,179,787
    138,935         106,394         (32,541)       3,268,179        5,520,188        9,092,185
  1,031,584       1,383,931         352,347        4,815,033        9,269,700       15,791,541
          0          15,645          15,645          509,411                0          545,378
          0            (191)           (191)         121,458                0          123,692
          0              20              20           13,291                0           13,963
    595,950         172,057        (423,893)       7,688,994        5,277,779       13,086,083
     28,202       1,096,283       1,068,081       11,810,807          418,176       13,310,213
    (36,211)        294,867         331,078        3,470,007        1,198,559        5,052,529
     21,923          37,941          16,018         (102,302)         579,802          532,327
     47,435         134,978          87,543          298,650          959,690        1,410,186
     10,253         730,883         720,630        5,090,135        1,088,910        6,911,690
    376,606         249,074        (127,532)       5,949,433        3,517,151        9,662,927
     60,589         243,163         182,574        2,648,699          611,670        3,574,345
    196,848         566,478         369,630        3,974,072        2,518,516        7,174,647
      6,078          26,773          20,695        3,383,696          347,588        3,827,848
    227,523         872,277         644,754        7,436,957        1,427,963        9,915,136
    431,463       1,244,544         813,081        2,808,258        6,691,544       10,615,255
    999,727        (146,911)     (1,146,638)         745,694        6,079,345        6,482,525
 ----------     -----------    ------------      -----------     -------------    -------------
 $4,391,574     $14,132,669    $  9,741,095      $71,786,052     $126,515,779     $223,173,883
 ==========     ===========    ============      ===========     =============    =============

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA


                   Index to Consolidated Financial Statements




                                                                                             Page
Consolidated Statements of Income for the three and nine months ended September 30, 1997
   and 1996 (unaudited)  .................................................................    F-2
Consolidated Balance Sheets as of September 30, 1997 (unaudited) and December 31, 1996        F-3
Consolidated Statements of Changes in Shareholder's Equity for the nine months ended
   September 30, 1997 and 1996 (unaudited)   .............................................    F-4
Consolidated Statements of Cash Flows for the nine months ended September 30, 1997 and
   1996 (unaudited) ......................................................................    F-5
Condensed Notes to Consolidated Financial Statements as of September 30, 1997 (unaudited)     F-7
Independent Auditors' Report  ............................................................   F-10
Consolidated Financial Statements:
Consolidated Statements of Income for the Years Ended December 31, 1996, 1995 and 1994       F-11
Consolidated Balance Sheets as of December 31, 1996 and 1995   ...........................   F-12
Consolidated Statements of Changes in Shareholder's Equity for the Years Ended December
   31, 1996, 1995 and 1994  ..............................................................   F-13
Consolidated Statements of Cash Flows for the Years Ended December 31, 1996, 1995 and        F-14
  1994
Notes to Consolidated Financial Statements   .............................................   F-16

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)


                       Consolidated Statements of Income
                                  (millions)




                                                      3 Months Ended      9 Months Ended
                                                       September 30,      September 30,
                                                     ----------------- ------------------
                                                        (unaudited)        (unaudited)
                                                      1997     1996     1997       1996
                                                     -------- -------- ---------- ---------
Revenue:
 Premiums                                            $ 68.2   $ 35.5   $  200.1   $  99.9
 Charges assessed against policyholders               127.7     99.1      350.2     289.3
 Net investment income                                269.5    259.7      804.9     771.8
 Net realized capital gains                             8.8      0.1       17.9      17.2
 Other income                                           9.6      9.4       28.8      34.6
                                                     -------  -------  ---------  ---------
  Total revenue                                       483.8    403.8    1,401.9   1,212.8
Benefits and expenses:
 Current and future benefits                          286.5    245.6      853.4     719.1
 Operating expenses                                    84.5     84.6      247.3     261.3
 Amortization of deferred policy acquisition costs     40.1     17.9       92.4      46.6
 Severance and facilities charges                        --     47.3         --      61.3
                                                     -------  -------  ---------  ---------
  Total benefits and expenses                         411.1    395.4    1,193.1   1,088.3
Income before income taxes                             72.7      8.4      208.8     124.5
Income taxes                                           21.3      1.4       63.9      34.3
                                                     -------  -------  ---------  ---------
Net income                                           $ 51.4   $  7.0   $  144.9   $  90.2
                                                     =======  =======  =========  =========


See Condensed Notes to Consolidated Financial Statements.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)


                          Consolidated Balance Sheets
                         (millions, except share data)




                                                                    September 30,     December 31,
                                                                        1997              1996
                                                                    ---------------   -------------
Assets                                                               (unaudited)
-----------------------------------------------------------------   ---------------
Investments:
 Debt securities available for sale, at fair value
  (amortized cost:$12,736.4 and $12,539.1)                             $13,257.1        $12,905.5
 Equity securities, available for sale:
  Nonredeemable preferred stock (cost: $143.4 and $107.6)                  166.5            119.0
  Investment in affiliated mutual funds (cost: $42.0 and $77.3)             55.1             81.1
  Common stock                                                                .8               .3
 Short-term investments                                                    111.8             34.8
 Mortgage loans                                                             12.9             13.0
 Policy loans                                                              453.7            399.3
                                                                       ----------       ----------
   Total investments                                                    14,057.9         13,553.0
 Cash and cash equivalents                                                 614.2            459.1
 Accrued investment income                                                 183.0            159.0
 Premiums due and other receivables                                         37.3             26.6
 Deferred policy acquisition costs                                       1,620.6          1,515.3
 Reinsurance loan to affiliate                                             474.4            628.3
 Other assets                                                               40.1             33.7
 Separate accounts assets                                               21,494.5         15,318.3
                                                                       ----------       ----------
   Total assets                                                        $38,522.0        $31,693.3
                                                                       ==========       ==========
Liabilities and Shareholder's Equity
----------------------------------------------------------------
Liabilities:
 Future policy benefits                                                $ 3,757.8        $ 3,617.0
 Unpaid claims and claim expenses                                           28.0             28.9
 Policyholders' funds left with the Company                             11,074.5         10,663.7
                                                                       ----------       ----------
  Total insurance reserve liabilities                                   14,860.3         14,309.6
 Other liabilities                                                         295.2            354.7
 Income taxes:
  Current                                                                   37.1             20.7
  Deferred                                                                  74.8             80.5
 Separate accounts liabilities                                          21,468.6         15,318.3
                                                                       ----------       ----------
   Total liabilities                                                    36,736.0         30,083.8
                                                                       ==========       ==========
Shareholder's equity:
 Common stock, par value $50 (100,000 shares authorized; 55,000
  shares issued and outstanding)                                             2.8              2.8
 Paid-in capital                                                           418.0            418.0
 Net unrealized capital gains                                               96.7             60.5
 Retained earnings                                                       1,268.5          1,128.2
                                                                       ----------       ----------
   Total shareholder's equity                                            1,786.0          1,609.5
                                                                       ----------       ----------
   Total liabilities and shareholder's equity                          $38,522.0        $31,693.3
                                                                       ==========       ==========


See Condensed Notes to Consolidated Financial Statements.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)


           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)





                                           9 Months Ended September 30,
                                           ----------------------------
                                                   (unaudited)
                                              1997         1996
                                            ----------   -------------
Shareholder's equity, beginning of year      $1,609.5     $  1,583.0
Net change in unrealized capital gains           36.2          (93.4)
Net income                                      144.9           90.2
Common stock dividends                           (8.3)          (1.5)
Other changes                                     3.7             --
                                             --------     ----------
Shareholder's equity, end of period          $1,786.0     $  1,578.3
                                             ========     ==========


See Condensed Notes to Consolidated Financial Statements.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)


                     Consolidated Statements of Cash Flows
                                   (millions)



                                                                   9 Months Ended September 30,
                                                                   ----------------------------
                                                                           (unaudited)
                                                                     1997           1996
                                                                   ------------   -------------
Cash Flows from Operating Activities:
 Net income                                                        $   144.9       $     90.2
 Adjustments to reconcile net income to net cash provided by
   (used for) operating activities:
 Increase in accrued investment income                                 (24.0)           (13.0)
 Increase in premiums due and other receivables                         (8.8)            (2.3)
 Increase in policy loans                                              (54.4)           (29.5)
 Increase in deferred policy acquisition costs                        (105.3)          (127.2)
 Decrease in reinsurance loan to affiliate                             153.9             22.1
 Net increase in universal life account balances                       224.1            172.5
 Decrease in other insurance reserve liabilities                      (165.5)          (125.2)
 Net (decrease) increase in other liabilities and other assets        (122.4)           126.8
 Decrease in income taxes                                               (3.9)           (23.5)
 Net accretion of discount on investments                              (51.9)           (51.1)
 Net realized capital gains                                            (17.9)           (17.2)
                                                                   ----------      ----------
  Net cash (used for) provided by operating activities                 (31.2)            22.6
                                                                   ----------      ----------
Cash Flows from Investing Activities:
 Proceeds from sales of:
  Debt securities available for sale                                 3,828.5          3,830.6
  Equity securities                                                     61.3            114.5
  Mortgage loans                                                         0.1              8.6
 Investment maturities and collections of:
  Debt securities available for sale                                   966.8            681.8
  Short-term investments                                                43.2             21.5
 Cost of investment purchases in:
  Debt securities available for sale                                (4,811.0)        (4,996.5)
  Equity securities                                                    (53.6)           (63.7)
  Short-term investments                                              (120.1)           (35.5)
 Other, net                                                               --             (9.1)
                                                                   ----------      ----------
  Net cash used for investing activities                               (84.8)          (447.8)
                                                                   ----------      ----------


See Condensed Notes to Consolidated Financial Statements.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)


               Consolidated Statements of Cash Flows (Continued)
                                   (millions)





                                                              9 Months Ended Sept. 30,
                                                             --------------------------
                                                                    (unaudited)
                                                               1997         1996
                                                             ----------   -------------
Cash Flows from Financing Activities:
 Deposits and interest credited for investment contracts     $1,230.2      $  1,140.6
 Withdrawals of investment contracts                          (925.8)          (860.7)
 Dividends paid to shareholder                                  (8.3)            (1.5)
 Capital contribution to Separate Account                      (25.0)              --
                                                             --------      ----------
  Net cash provided by financing activities                    271.1            278.4
                                                             --------      ----------
Net increase (decrease) in cash and cash equivalents           155.1           (146.8)
Cash and cash equivalents, beginning of period                 459.1            568.8
                                                             --------      ----------
Cash and cash equivalents, end of period                     $ 614.2       $    422.0
                                                             --------      ----------
Supplemental cash flow information:
 Income taxes paid, net                                      $  68.7       $     61.4
                                                             ========      ==========


See Condensed Notes to Consolidated Financial Statements.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
              Condensed Notes to Consolidated Financial Statements


1. Basis of Presentation

The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiaries, Aetna Insurance Company of America and Aetna Private Capital, Inc. (collectively, the "Company"). Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc., whose ultimate parent is Aetna Inc. ("Aetna").

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles and are unaudited. Certain reclassifications have been made to 1996 financial information to conform to the 1997 presentation. These interim statements necessarily rely heavily on estimates, including assumptions as to annualized tax rates. In the opinion of management, all adjustments necessary for a fair statement of results for the interim periods have been made. All such adjustments are of a normal, recurring nature. The accompanying condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and related notes as presented in the Company's 1996 Annual Report on Form 10-K. Certain financial information that is normally included in annual financial statements prepared in accordance with generally accepted accounting principles, but that is not required for interim reporting purposes, has been condensed or omitted.

2. Future Application of Accounting Standards

Financial Accounting Standard ("FAS") No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, was issued in June 1996 and provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities.

FAS No. 125 is effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending are not effective until January 1, 1998. Provisions effective in 1997 did not have a material effect on the Company's financial position or results of operations. The Company does not expect adoption of this statement for provisions effective in 1998 to have a material effect on its financial position or results of operations.

FAS No. 130, Reporting Comprehensive Income, was issued in June 1997 and establishes standards for the reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income encompasses all changes in shareholder's equity (except those arising from transactions with owners) and includes net income, net unrealized capital gains or losses on available for sale securities. As this new standard only requires additional information in a financial statement, it will not affect the Company's financial position or results of operations. FAS No. 130 is effective for fiscal years beginning after December 15, 1997, with earlier application permitted. The Company is currently evaluating the presentation alternatives permitted by the statement.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
        Condensed Notes to Consolidated Financial Statements (Continued)


2. Future Application of Accounting Standards (Continued)

FAS No. 131, Disclosures about Segments of an Enterprise and Related Information, was issued in June 1997 and establishes standards for the reporting of information relating to operating segments in annual financial statements, as well as disclosure of selected information in interim financial reports. This statement supersedes FAS No. 14, Financial Reporting for Segments of a Business Enterprise, which requires reporting segment information by industry and geographic area (industry approach). Under FAS No. 131, operating segments are defined as components of a company for which separate financial information is available and is used by management to allocate resources and assess performance (management approach). This statement is effective for year-end 1998 financial statements. Interim financial information will be required beginning in 1999 (with comparative 1998 information). The Company does not anticipate that this standard will significantly impact the composition of its current operating segments, which are consistent with the management approach.

3. Financial Instruments

The Company engages in hedging activities to manage interest rate and price risks. Such hedging activities have principally consisted of using off-balance sheet instruments such as futures and forward contracts and interest rate swap agreements. There were no such contracts or agreements open as of September 30, 1997.

4. Severance and Facilities Charges

In the second quarter of 1996, the Company was allocated severance and facilities reserves from Aetna to reflect actions taken or to be taken to reduce the level of corporate expenses and other costs previously absorbed by Aetna's property-casualty operations.

In the third quarter of 1996, the Company established severance and facilities reserves in the Financial Services and Individual Life Insurance segments to reflect actions taken or to be taken in order to make its businesses more competitive.

Activity for the nine months ended September 30, 1997 within the severance and facilities reserves (pretax, in millions) and positions eliminated related to such actions were as follows:




                                         Reserve      Positions
                                         ----------   ----------
 Balance at December 31, 1996   ......   $  47.9          524
 Actions taken (1)  ..................     (19.5)        (129)
                                         --------       -----
 Balance at September 30, 1997  ......   $  28.4          395
                                         ========       =====



(1) Includes $9.9 million of severance-related actions and $7.0 million of corporate allocation-related actions.
The Company's severance actions are expected to be substantially completed by March 31, 1998. The corporate allocation actions and vacating of certain leased office space are expected to be substantially completed in 1997.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
        Condensed Notes to Consolidated Financial Statements (Continued)


5. Related Party Transactions

Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the nonparticipating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. Effective January 1, 1997, this agreement has been amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance to a coinsurance arrangement. As a result of this change, reserves will be ceded to the Company from Aetna Life as investment rollover occurs and the loan previously established will be reduced.

6. Litigation

The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

7. Dividends

On June 27, 1997 and August 15, 1997, the Company paid a $5.3 million and $3.0 million, respectively, dividend to HOLDCO. The additional amount of dividends that may be paid by the Company to HOLDCO in 1997 without prior approval by the Insurance Commissioner of the State of Connecticut is $62.8 million.

                         Independent Auditors' Report

The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                      /s/ KPMG Peat Marwick LLP

Hartford, Connecticut
February 4, 1997

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                       Consolidated Statements of Income
                                  (millions)



                                                            Years Ended December 31,
                                                       -----------------------------------
                                                        1996         1995         1994
                                                       ----------   ----------   ---------
Revenue:
 Premiums                                              $  133.6     $  212.7    $  191.6
 Charges assessed against policyholders                   396.5        318.9       279.0
 Net investment income                                  1,045.6      1,004.3       917.2
 Net realized capital gains                                19.7         41.3         1.5
 Other income                                              45.4         42.0        10.3
                                                       ---------    ---------    ---------
  Total revenue                                         1,640.8      1,619.2     1,399.6

Benefits and expenses:
 Current and future benefits                              968.6        997.2       921.5
 Operating expenses                                       342.2        310.8       225.7
 Amortization of deferred policy acquisition costs         69.8         48.0        31.5
 Severance and facilities charges                          61.3           --          --
                                                       ---------    ---------    ---------
  Total benefits and expenses                           1,441.9      1,356.0     1,178.7
                                                       ---------    ---------    ---------
Income before income taxes                                198.9        263.2       220.9
Income taxes                                               57.8         87.3        75.6
                                                       ---------    ---------    ---------
Net income                                             $  141.1     $  175.9    $  145.3
                                                       =========    =========    =========




See Notes to Consolidated Financial Statements.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                          Consolidated Balance Sheets
                        (millions, except share data)--



                                                                           December 31,
                                                                     -------------------------
Assets                                                                 1996          1995
------------------------------------------------------------------   -----------   -----------
Investments:
 Debt securities, available for sale:
  (amortized cost: $12,539.1 and $11,923.7)                          $12,905.5     $12,720.8
 Equity securities, available for sale:
  Non-redeemable preferred stock (cost: $107.6 and $51.3)                119.0          57.6
  Investment in affiliated mutual funds (cost: $77.3 and $173.4)          81.1         191.8
  Common stock (cost: $0.0 and $6.9)                                       0.3           8.2
  Short-term investments                                                  34.8          15.1
  Mortgage loans                                                          13.0          21.2
  Policy loans                                                           399.3         338.6
                                                                     ----------    -----------
   Total investments                                                  13,553.0      13,353.3
 Cash and cash equivalents                                               459.1         568.8
 Accrued investment income                                               159.0         175.5
 Premiums due and other receivables                                       26.6          37.3
 Deferred policy acquisition costs                                     1,515.3       1,341.3
 Reinsurance loan to affiliate                                           628.3         655.5
 Other assets                                                             33.7          26.2
 Separate Accounts assets                                             15,318.3      10,987.0
                                                                     ----------    -----------
   Total assets                                                      $31,693.3     $27,144.9
                                                                     ==========    ===========
Liabilities and Shareholder's Equity
-----------------------------------------------------------------
Liabilities:
 Future policy benefits                                              $ 3,617.0     $ 3,594.6
 Unpaid claims and claim expenses                                         28.9          27.2
 Policyholders' funds left with the Company                           10,663.7      10,500.1
                                                                     ----------    -----------
   Total insurance reserve liabilities                                14,309.6      14,121.9
 Other liabilities                                                       354.7         257.2
 Income taxes:
  Current                                                                 20.7          26.2
  Deferred                                                                80.5         169.6
 Separate Accounts liabilities                                        15,318.3      10,987.0
                                                                     ----------    -----------
   Total liabilities                                                  30,083.8      25,561.9
                                                                     ----------    -----------
Shareholder's equity:
 Common stock, par value $50 (100,000 shares authorized; 55,000
  shares issued and outstanding)                                           2.8           2.8
 Paid-in capital                                                         418.0         407.6
 Net unrealized capital gains                                             60.5         132.5
 Retained earnings                                                     1,128.2       1,040.1
                                                                     ----------    -----------
   Total shareholder's equity                                          1,609.5       1,583.0
                                                                     ----------    -----------
   Total liabilities and shareholder's equity                        $31,693.3     $27,144.9
                                                                     ==========    ===========


See Notes to Consolidated Financial Statements.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)




                                                             Years Ended December 31,
                                                    ------------------------------------------
                                                      1996           1995            1994
                                                    ----------   -------------   -------------
Shareholder's equity, beginning of year              $1,583.0     $  1,088.5      $  1,246.7
Capital contributions                                    10.4             --              --
Net change in unrealized capital gains (losses)         (72.0)         321.5          (303.5)
Net income                                              141.1          175.9           145.3
Other changes                                           (49.5)            --              --
Common stock dividends declared                          (3.5)          (2.9)             --
                                                     --------     ----------      ----------
Shareholder's equity, end of year                    $1,609.5     $  1,583.0      $  1,088.5
                                                     ========     ==========      ==========




See Notes to Consolidated Financial Statements.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                     Consolidated Statements of Cash Flows
                                   (millions)




                                                                          Years Ended December 31,
                                                                ------------------------------------------
                                                                  1996           1995           1994
                                                                ------------   ------------   ------------
Cash Flows from Operating Activities:
 Net income                                                     $   141.1      $   175.9      $   145.3
 Adjustments to reconcile net income to net cash
  (used for) provided by operating activities:
 Decrease (increase) in accrued investment income                    16.5          (33.3)         (17.5)
 Decrease in premiums due and other receivables                       1.6           25.4            1.3
 Increase in policy loans                                           (60.7)         (89.9)         (46.0)
 Increase in deferred policy acquisition costs                     (174.0)        (177.0)        (105.9)
 Decrease in reinsurance loan to affiliate                           27.2           34.8           27.8
 Net increase in universal life account balances                    243.2          393.4          164.7
 (Decrease) increase in other insurance reserve liabilities        (211.5)          79.0           75.1
 Net increase in other liabilities and other assets                   3.1           13.0           52.5
 Decrease in income taxes                                           (26.7)          (4.5)         (10.3)
 Net accretion of discount on investments                           (68.0)         (66.4)         (77.9)
 Net realized capital gains                                         (19.7)         (41.3)          (1.5)
 Other, net                                                           1.1             --           (1.0)
                                                                ----------     ----------     ----------
  Net cash (used for) provided by operating activities             (126.8)         309.1          206.6
                                                                ----------     ----------     ----------
Cash Flows from Investing Activities:
 Proceeds from sales of:
  Debt securities available for sale                              5,182.2        4,207.2        3,593.8
  Equity securities                                                 190.5          180.8           93.1
  Mortgage loans                                                      8.7           10.7             --
  Limited partnership                                                  --           26.6             --
 Investment maturities and collections of:
  Debt securities available for sale                                885.2          583.9        1,289.2
  Short-term investments                                             35.0          106.1           30.4
 Cost of investment purchases in:
  Debt securities available for sale                             (6,534.3)      (6,034.0)      (5,621.4)
  Equity securities                                                (118.1)        (170.9)        (162.5)
  Short-term investments                                            (54.7)         (24.7)        (106.1)
  Mortgage loans                                                       --          (21.3)            --
  Limited partnership                                                  --             --          (25.0)
 Other, net                                                         (17.6)            --             --
                                                                ----------     ----------     ----------
  Net cash used for investing activities                           (423.1)      (1,135.6)        (908.5)
                                                                ----------     ----------     ----------




See Notes to Consolidated Financial Statements.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

               Consolidated Statements of Cash Flows (Continued)
                                   (millions)



                                                                        Years Ended December 31,
                                                             --------------------------------------------
                                                               1996            1995            1994
                                                             -------------   -------------   ------------
Cash Flows from Financing Activities:
 Deposits and interest credited for investment contracts         1,579.5         1,884.5        1,737.8
 Withdrawals of investment contracts                            (1,146.2)       (1,109.6)        (948.7)
 Additional capital contributions                                   10.4              --             --
 Dividends paid to shareholder                                      (3.5)           (2.9)            --
                                                              ----------      ----------      ---------
  Net cash provided by financing activities                        440.2           772.0          789.1
                                                              ----------      ----------      ---------
Net (decrease) increase in cash and cash equivalents              (109.7)          (54.5)          87.2
Cash and cash equivalents, beginning of year                       568.8           623.3          536.1
                                                              ----------      ----------      ---------
Cash and cash equivalents, end of year                        $    459.1      $    568.8      $   623.3
                                                              ==========      ==========      =========
Supplemental cash flow information:
 Income taxes paid, net                                       $     85.5      $     92.8      $    85.9
                                                              ==========      ==========      =========



See Notes to Consolidated Financial Statements.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
                   Notes to Consolidated Financial Statements

1. Summary of Significant Accounting Policies

Aetna Life Insurance and Annuity Company and its wholly owned subsidiaries (collectively, the "Company") is a provider of financial services and life insurance products in the United States. The Company has two business segments: financial services and individual life insurance.

Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services, financial planning and pension plan administrative services.

Individual life insurance products include universal life, variable universal life, traditional whole life and term insurance.

Basis of Presentation

The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiaries, Aetna Insurance Company of America and Aetna Private Capital, Inc. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc., whose ultimate parent is Aetna Inc. ("Aetna").

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1995 and 1994 financial information to conform to the 1996 presentation.

Future Application of Accounting Standards

Financial Accounting Standard ("FAS") No. 125 , Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, was issued in June 1996. This statement provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities. Transactions covered by this statement would include securitizations, sales of partial interests in assets, repurchase agreements and securities lending. This statement requires that after a transfer of financial assets, an entity would recognize any assets it controls and liabilities it has incurred. An entity would not recognize assets when control has been surrendered or liabilities have been satisfied. Portions of this statement are effective for each of 1997 and 1998 financial statements and early adoption is not permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

1. Summary of Significant Accounting Policies (Continued)

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

Investments

All of the Company's debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available for sale investments, other than amounts allocable to experience rated contractholders, are reflected in shareholder's equity, net of related taxes.

Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments.

Purchases and sales of debt and equity securities are recorded on the trade date.

The investment in affiliated mutual funds primarily represents an investment in the Aetna Series Fund, Inc., a retail mutual fund which has been seeded by the Company, and is carried at fair value.

Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.

Short-term investments, consisting primarily of money market instruments and other debt issues purchased with a maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains and losses on the hedging instrument are reflected in net realized capital gains or losses.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

1. Summary of Significant Accounting Policies (Continued)

Swap agreements which are designated as interest rate risk management instruments at inception are accounted for using the accrual method. Accordingly, the difference between amounts paid and received on such agreements is reported in net investment income. There is no recognition in the Consolidated Balance Sheets for changes in the fair value of the agreement.

Deferred Policy Acquisition Costs

Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts, such costs are amortized over expected premium-paying periods (up to 20 years). For universal life and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 20 years).

Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

Insurance Reserve Liabilities

Future Policy Benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Reserves for universal life contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon. Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 2.25% to 12.00%. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

Policyholders' Funds Left With the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 4.00% to 7.00%), net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

Premiums, Charges Assessed Against Policyholders, Benefits and Expenses

For universal life and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

1. Summary of Significant Accounting Policies (Continued)

charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments begin under contracts with life contingent payouts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity, reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

Separate Accounts

Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract, in shares of Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund, the Aetna Series Fund Inc., or the Aetna Generation Funds (collectively, "Funds"), which are managed by the Company, or other selected mutual funds not managed by the Company.

Separate Accounts assets and liabilities are carried at fair value except for those relating to a guaranteed interest option. Since the Company bears the investment risk where the contract is held to maturity, the assets of the Separate Account supporting the guaranteed interest option are carried at an amortized cost of $515.6 million for 1996 (fair value $523.0 million) and $322.2 million for 1995 (fair value $343.9 million). Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 4.10% to 8.00% in 1996 and 4.50% to 8.38% in 1995.

Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Statements of Income (with the exception of realized capital gains and losses on the sale of assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

Income Taxes

The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

2. Investments

Debt securities available for sale as of December 31, 1996 were as follows:



                                                                      Gross          Gross
                                                      Amortized     Unrealized     Unrealized       Fair
                                                        Cost          Gains          Losses         Value
                                                      -----------   ------------   ------------   ----------
                                                                            (millions)
U.S. government and government agencies and
 authorities                                          $ 1,072.4        $ 20.5         $ 4.5       $ 1,088.4
States, municipalities and political subdivisions           6.0           1.2            --             7.2
U.S. corporate securities:
  Financial                                             2,143.4          43.1           9.7         2,176.8
  Food & fiber                                            198.2           4.6           1.3           201.5
  Healthcare & consumer products                          735.9          20.2           6.3           749.8
  Media & broadcast                                       274.9           7.0           2.8           279.1
  Natural resources                                       187.7           4.5           0.4           191.8
  Transportation & capital goods                          521.9          22.0           1.8           542.1
  Utilities                                               448.8          14.8           2.8           460.8
  Other                                                   141.5           3.0            --           144.5
                                                      ----------       -------        ------      ----------
 Total U.S. corporate securities                        4,652.3         119.2          25.1         4,746.4
Foreign Securities:
  Government                                              758.6          36.0           5.7           788.9
  Utilities                                               187.8          16.1            --           203.9
  Other                                                   945.5          30.9           6.3           970.1
                                                      ----------       -------        ------      ----------
 Total foreign securities                               1,891.9          83.0          12.0         1,962.9
Residential mortgage-backed securities:
  Pass-throughs                                           792.2          78.3           3.1           867.4
  Collateralized mortgage obligations                   2,227.8          94.9          13.7         2,309.0
                                                      ----------       -------        ------      ----------
Total residential mortgage-backed securities            3,020.0         173.2          16.8         3,176.4
Commercial/Multifamily mortgage-backed securities       1,008.7          24.8           5.6         1,027.9
Other asset-backed securities                             887.8          10.7           2.2           896.3
                                                      ----------       -------        ------      ----------
Total Debt Securities                                 $12,539.1        $432.6         $66.2       $12,905.5
                                                      ==========       =======        ======      ==========

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

2. Investments (Continued)

Debt securities available for sale as of December 31, 1995 were as follows:



                                                                      Gross          Gross
                                                      Amortized     Unrealized     Unrealized        Fair
                                                        Cost          Gains          Losses         Value
                                                      -----------   ------------   ------------   -----------
                                                                            (millions)
U.S. government and government agencies and
 authorities                                          $   539.5        $ 47.5         $  --       $    587.0
States, municipalities and political subdivisions          41.4          12.4            --             53.8
U.S. Corporate securities:
  Financial                                             2,764.4         110.3           2.1          2,872.6
  Food & fiber                                            310.8          20.8           0.6            331.0
  Healthcare & consumer products                          766.0          59.2           0.2            825.0
  Media & broadcast                                       191.7          10.0            --            201.7
  Natural resources                                       186.9          12.6           0.2            199.3
  Transportation & capital goods                          602.4          46.7           0.2            648.9
  Utilities                                               454.4          27.8           1.0            481.2
  Other                                                   119.9          10.2            --            130.1
                                                      ----------       -------        ------      -----------
 Total U.S. corporate securities                        5,396.5         297.6           4.3          5,689.8

Foreign securities:
  Government                                              316.4          26.1           2.0            340.5
  Utilities                                               236.3          32.9                          269.2
  Other                                                   749.9          60.5           3.5            806.9
                                                      ----------       -------        ------      -----------
 Total foreign securities                               1,302.6         119.5           5.5          1,416.6

Residential mortgage-backed securities:
  Pass-throughs                                           556.7          99.2           1.8            654.1
  Collateralized mortgage obligations                   2,383.9         167.6           2.2          2,549.3
                                                      ----------       -------        ------      -----------
Total residential mortgage-backed securities            2,940.6         266.8           4.0          3,203.4
Commercial/multifamily mortgage-backed securities         741.9          32.3           0.2            774.0
Other asset-backed securities                             961.2          35.5           0.5            996.2
                                                      ----------       -------        ------      -----------
Total Debt Securities                                 $11,923.7        $811.6         $14.5       $ 12,720.8
                                                      ==========       =======        ======      ===========


At December 31, 1996 and 1995, net unrealized appreciation of $366.4 million and $797.1 million, respectively, on available for sale debt securities included $288.5 million and $619.1 million, respectively, related to experience rated contracts, which were not reflected in shareholder's equity but in Future Policy Benefits and Policyholders' Funds Left With the Company.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

2. Investments (Continued)

The amortized cost and fair value of debt securities for the year ended December 31, 1996 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.



                                              Amortized       Fair
                                                Cost          Value
                                              -----------   ----------
                                                     (millions)
Due to mature:
 One year or less  ........................   $   424.4     $   425.7
 After one year through five years   ......     2,162.4       2,194.2
 After five years through ten years  ......     2,467.4       2,509.6
 After ten years   ........................     2,568.4       2,675.4
 Mortgage-backed securities ...............     4,028.7       4,204.3
 Other asset-backed securities ............       887.8         896.3
                                              ----------    ----------
   Total  .................................   $12,539.1     $12,905.5
                                              ==========    ==========

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Collateral, primarily cash, which is in excess of the market value of the loaned securities, is deposited by the borrower with a lending agent, and retained and invested by the lending agent to generate additional income for the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. At December 31, 1996 and 1995, the Company had loaned securities (which are reflected as invested assets) with a market value of approximately $444.7 million and $264.5 million, respectively.

At December 31, 1996 and 1995, debt securities carried at $7.6 million and $7.4 million, respectively, were on deposit as required by regulatory authorities.

The carrying value of non-income producing investments was $0.9 million and $0.1 million at December 31, 1996 and 1995, respectively.

The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1996.

Included in the Company's total debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

2. Investments (Continued)


                                                     1996                        1995
                                          --------------------------   ------------------------
                                            Fair         Amortized       Fair        Amortized
                                            Value          Cost          Value         Cost
                                          ------------   -----------   -----------   ----------
                                                               (millions)
Total residential CMOs (1)                $2,309.0       $2,227.8      $2,549.4      $2,383.9
                                          ===========    =========     ===========   =========
Percentage of total:
 Supporting experience rated products         84.2%                        85.3%
 Supporting remaining products                15.8%                        14.7%
                                          -----------                  -----------
                                             100.0%                       100.0%
                                          ===========                  ===========

(1) At December 31, 1996 and 1995, approximately 71% and 81%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated.

At December 31, 1996 and 1995, approximately 68% and 79%, respectively, of the Company's CMO holdings were in planned amortization class ("PAC") and sequential structure tranches, which are subject to less prepayment and extension risk than other types of CMO instruments. At December 31, 1996 and 1995, approximately 3% of the Company's CMO holdings were in the interest-only ("IOs") and principal-only ("POs") tranches, which are subject to more prepayment and extension risks than other types of CMO instruments. Remaining CMO holdings are in other tranches that have prepayment and extension risks which fall between the degree of risk associated with PACs and sequentials, and IOs and POs.

Investments in available for sale equity securities were as follows:


                                      Gross          Gross
                      Amortized     Unrealized     Unrealized      Fair
                        Cost          Gains          Losses        Value
                      -----------   ------------   ------------   --------
                                           (millions)
1996
-----------------
Equity Securities       $184.9         $16.3           $0.8        $ 200.4
                        -------        ------          -----       --------
1995
-----------------
Equity Securities       $231.6         $27.2           $1.2        $ 257.6
                        -------        ------          -----       --------

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

3. Financial Instruments

Estimated Fair Value

The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1996 and 1995 were as follows:


                                               1996                       1995
                                     -------------------------   -----------------------
                                     Carrying        Fair        Carrying       Fair
                                      Value         Value         Value        Value
                                     -----------   -----------   ----------   ----------
                                                         (millions)
Assets:
 Mortgage loans                       $    13.0     $    13.2    $   21.2     $   21.9
Liabilities:
 Investment contract liabilities:
  With a fixed maturity               $ 1,014.1     $ 1,028.8    $  989.1     $1,001.2
  Without a fixed maturity              9,649.6       9,427.6     9,511.0      9,298.4

Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.


The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

Investment contract liabilities (included in Policyholders' Funds Left With the Company):

With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

Off-Balance-Sheet and Other Financial Instruments (including Derivative Financial Instruments)

The Company uses off-balance-sheet and other financial instruments primarily to manage portfolio risks, including interest rate, prepayment/call, credit, price, and liquidity risks. In 1996, Treasury

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

3. Financial Instruments (Continued)

futures contracts were used to manage interest rate risk in the Company's bond portfolio and stock index futures contracts were used to manage price risk in the Company's equity portfolio. In 1996 and 1995, interest rate swaps and forward commitments to enter into interest rate swaps, respectively, were also used to manage interest rate risk in the Company's bond portfolio.

Futures Contracts:
Futures contracts represent commitments to either purchase or sell underlying assets at a specified future date. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. There were no futures contracts open as of December 31, 1996 and 1995.

Interest Rate Swaps:
Under interest rate swaps, the Company agrees with other parties to exchange interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made. A single net payment is usually made by one counterparty at each due date or upon termination of the contract. The Company would be exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, however, the Company controls its exposure to credit risk through credit approvals, credit limits and regular monitoring procedures. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. There were no interest rate swap agreements open as of December 31, 1996. At December 31, 1995, the Company had an open forward swap agreement with a notional amount of $100.0 million and a fair value of $0.1 million.

During 1995, the Company received $0.4 million for writing call options on underlying securities. The Company did not write any call options in 1996. As of December 31, 1996 and 1995, there were no option contracts outstanding.

The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short or long term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1996 was as follows:


                                                                           Amortized       Fair
                                                                             Cost         Value
                                                                           -----------   ----------
                                                                                  (millions)
 Residential collateralized mortgage obligations   .....................    $ 2,227.8    $2,309.0
  Principal-only strips (included above)  ..............................         44.5        53.3
  Interest-only strips (included above)   ..............................         10.3        22.8
 Other structured securities with derivative characteristics (1)  ......        126.3       129.2

(1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

4. Net Investment Income

Sources of net investment income were as follows:



                                            1996           1995          1994
                                          ------------   ------------   -----------
                                                         (millions)
Debt securities                            $   945.3      $   891.5      $  823.9
Preferred stock                                  5.9            4.2           3.9
Investment in affiliated mutual funds           14.3           14.9           5.2
Mortgage loans                                   2.2            1.4           1.4
Policy loans                                    18.4           13.7          11.5
Reinsurance loan to affiliate                   44.1           46.5          51.5
Cash equivalents                                29.4           38.9          29.5
Other                                            2.1            8.4           6.7
                                           ---------      ---------      --------
Gross investment income                      1,061.7        1,019.5         933.6
Less investment expenses                       (16.1)         (15.2)        (16.4)
                                           ---------      ---------      --------
Net investment income                      $ 1,045.6      $ 1,004.3      $  917.2
                                           =========      =========      ========

Net investment income includes amounts allocable to experience rated contractholders of $787.6 million, $744.2 million and $677.1 million for the years ended December 31, 1996, 1995 and 1994, respectively. Interest credited to contractholders is included in Current and Future Benefits.

5. Dividend Restrictions and Shareholder's Equity

The Company paid $3.5 million in cash dividends to HOLDCO in 1996. In 1995, the Company dividended $2.9 million in the form of two of its subsidiaries, Systematized Benefits Administrators, Inc. and Aetna Investment Services, Inc., to Aetna Retirement Services, Inc. (the Company's former parent).

The amount of dividends that may be paid to the shareholder in 1997 without prior approval by the Insurance Commissioner of the State of Connecticut is $71.1 million.

The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $57.8 million, $70.0 million and $64.9 million for the years ended December 31, 1996, 1995 and 1994, respectively. Statutory capital and surplus was $713.6 million and $670.7 million as of December 31, 1996 and 1995, respectively.

As of December 31, 1996 the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

6. Capital Gains and Losses on Investment Operations (Continued)

Net realized capital gains on investments were as follows:



                                      1996       1995      1994
                                     --------   --------   ------
                                              (millions)
Debt securities                       $ 11.1     $ 32.8     $ 1.0
Equity securities                        8.6        8.3       0.2
Mortgage loans                            --        0.2       0.3
                                      -------    -------    ------
Pretax realized capital gains         $ 19.7     $ 41.3     $ 1.5
                                      -------    -------    ------
After tax realized capital gains      $ 13.0     $ 25.8     $ 1.0
                                      =======    =======    ======

Net realized capital gains of $53.1 million and $61.1 million for 1996 and 1995, respectively, and net realized capital losses of $29.1 million for 1994, allocable to experience rated contracts, were deducted from net realized capital gains (losses) and an offsetting amount was reflected in policy-holder funds' left with the Company. Net unamortized gains were $53.3 million and $7.3 million at December 31, 1996 and 1995, respectively.

Changes to the mortgage loan valuation reserve and writedowns on debt securities for other than temporary declines in value are included in net realized capital gains (losses) and amounted to $(3.3) million, $3.1 million and $1.1 million, of which $(3.2) million, $2.2 million and $0.8 million were allocable to experience rated contractholders, for the years ended December 31, 1996, 1995 and 1994, respectively. There was no valuation reserve for mortgage loans at December 31, 1996 or at December 31, 1995.

Proceeds from the sale of available for sale debt securities and the related gross gains and losses were as follows:



                        1996          1995          1994
                      -----------   -----------   ----------
                                    (millions)
Proceeds on Sales      $ 5,182.2     $ 4,207.2    $3,593.8
Gross gains                 24.3          44.6        26.6
Gross losses                13.2          11.8        25.6

Changes in shareholder's equity related to changes in unrealized capital gains (losses), (excluding those related to experience rated contractholders), were as follows:

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

6. Capital Gains and Losses on Investment Operations (Continued)


                                                      1996               1995           1994
                                                    -----------------   -----------   ------------
                                                                      (millions)
Debt securities                                      $  (100.1)          $  255.9      $  (242.1)
Equity securities                                        (10.5)              27.3          (13.3)
Limited partnership                                         --                1.8           (1.8)
                                                     ----------          --------      ---------
                                                        (110.6)             285.0         (257.2)
Deferred income taxes (See Note 8)                       (38.6)             (36.5)          46.3
                                                     ----------          --------      ---------
Net change in unrealized capital gains (losses)      $   (72.0)          $  321.5      $  (303.5)
                                                     ==========          ========      =========

Net unrealized capital gains allocable to experience rated contracts of $245.2 million and $43.3 million at December 31, 1996 and $515.0 million and $104.1 million at December 31, 1995 are reflected on the Consolidated Balance Sheets in Policyholders' Funds Left With the Company and Future Policy Benefits, respectively, and are not included in shareholder's equity.

Shareholder's equity included the following unrealized capital gains (losses), which are net of amounts allocable to experience rated contractholders, at December 31:



                                           1996          1995           1994
                                          -----------   -----------   -----------
                                                        (millions)
Debt securities
 Gross unrealized capital gains            $  101.7      $  179.3     $   27.4
 Gross unrealized capital losses              (23.8)         (1.3)      (105.2)
                                           --------      --------     ---------
                                               77.9         178.0        (77.8)
Equity securities
 Gross unrealized capital gains                16.3          27.2          6.5
 Gross unrealized capital losses               (0.8)         (1.2)        (7.9)
                                           --------      --------     ---------
                                               15.5          26.0         (1.4)
Limited Partnership                              --            --           --
 Gross unrealized capital gains                  --            --           --
 Gross unrealized capital losses                 --            --         (1.8)
                                           --------      --------     ---------
                                                 --            --         (1.8)
Deferred income taxes (See Note 8)             32.9          71.5        108.0
                                           --------      --------     ---------
Net unrealized capital gains (losses)      $   60.5      $  132.5     $ (189.0)
                                           ========      ========     =========

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

7. Severance and Facilities Charges

Severance and facilities charges during 1996, as described below, included the following (pretax):



                                                           Vacated
                                              Asset        Leased                 Corporate
(Millions)                    Severance     Write-Off     Property     Other     Allocation     Total
---------------------------   -----------   -----------   ----------   -------   ------------   -------
Financial Services              $ 29.1         $ 1.0        $ 1.3       $ 1.7       $  --        $ 33.1
Individual Life Insurance         12.5           0.4          0.5         0.8          --          14.2
Corporate Allocation                --            --           --          --        14.0          14.0
                                -------        ------       ------      ------      ------       -------
 Total Company                  $ 41.6         $ 1.4        $ 1.8       $ 2.5       $14.0        $ 61.3
--------------------------      -------        ------       ------      ------      ------       -------

In the third quarter of 1996, the Company recorded a $30.7 million after tax ($47.3 million pretax) charge principally related to actions taken or expected to be taken to improve its cost structure relative to its competitors. The severance portion of the charge is based on a plan to eliminate 702 positions (primarily customer service, sales and information technology support staff). The facilities portion of the charge is based on a plan to consolidate sales/service field offices.

In addition to the above charge, Aetna recorded a facilities and severance charge in the second quarter of 1996, primarily as a result of actions taken or expected to be taken to reduce the level of corporate expenses and other costs previously absorbed by Aetna's property-casualty operations. The cost allocated to the Company associated with this charge was $9.1 million after tax ($14.0 million pretax).

The activity during 1996 within the severance and facilities reserve (pretax, in millions) and the number of positions eliminated related to such actions were as follows:



                                     Reserve     Positions
---------------------------------    ---------   ----------
Beginning of year                    $   --           --
Severance and facilities charges       47.3          702
Corporate Allocation                   14.0           --
Actions taken (1)                     (13.4)        (178)
                                     -------       -----
 End of year                         $ 47.9          524
---------------------------------    -------       -----

(1) Includes $8.0 million of severance-related actions and $4.1 million of corporate allocation-related actions.


The Company's severance actions are expected to be substantially completed by March 31, 1998. The corporate allocation actions and the vacating of the leased office space are expected to be substantially completed in 1997.


8. Income Taxes

The Company is included in the consolidated federal income tax return and combined Connecticut and New York state income tax returns of Aetna. Aetna allocates to each member an amount approximating the

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

8. Income Taxes (Continued)

tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes used in the consolidated returns.

Income taxes for the years ended December 31, consist of:



                                          1996         1995        1994
                                         -------      -------     ------
                                                   (millions)
Current taxes (benefits):
Income Taxes:
 Federal                                  $ 50.9      $ 82.9      $ 78.7
 State                                       3.7         3.2         4.4
 Net realized capital gains (losses)        25.3        28.5       (33.2)
                                          ------      ------      ------
                                            79.9       114.6        49.9
                                          ------      ------      ------
Deferred taxes (benefits):
Income Taxes:
 Federal                                   ( 3.5)      (14.4)      ( 8.0)
 Net realized capital gains (losses)       (18.6)      (12.9)       33.7
                                          ------      ------      ------
                                           (22.1)      (27.3)       25.7
                                          ------      ------      ------
  Total                                   $ 57.8      $ 87.3      $ 75.6
                                          ======      ======      ======

Income taxes were different from the amount computed by applying the federal income tax rate to income before income taxes for the following reasons:



                                               1996        1995         1994
                                              -------     -------      -------
                                                        (millions)
Income before income taxes                     $198.9      $263.2      $220.9
Tax rate                                           35%         35%         35%
                                               ------      ------      ------
Application of the tax rate                      69.6        92.1        77.3
                                               ------      ------      ------
Tax effect of:
 State income tax, net of federal benefit         2.4         2.1         2.9
 Excludable dividends                            (8.7)       (9.3)       (8.6)
 Other, net                                      (5.5)        2.4         4.0
                                               ------      ------      ------
  Income taxes                                 $ 57.8      $ 87.3      $ 75.6
                                               ======      ======      ======

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

8. Income Taxes (Continued)

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:



                                                                1996        1995
                                                               -------      -----
                                                                    (millions)
Deferred tax assets:
  Insurance reserves                                            $344.6      $290.4
  Unrealized gains allocable to experience rated contracts       100.8       216.7
  Investment losses                                                7.5         7.3
  Postretirement benefits other than pensions                     27.0         7.7
  Deferred compensation                                           25.0        18.9
  Pension                                                          7.6         5.7
  Other                                                           29.3         9.2
                                                                ------      ------
Total gross assets                                               541.8       555.9
Deferred tax liabilities:
  Deferred policy acquisition costs                              482.1       433.0
  Market discount                                                  6.8         4.4
  Net unrealized capital gains                                   133.7       288.2
  Other                                                           (0.3)       (0.1)
                                                                ------      ------
Total gross liabilities                                          622.3       725.5
                                                                ------      ------
Net deferred tax liability                                      $ 80.5      $169.6
                                                                ======      ======

Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. Valuation allowances are provided when it is not considered more likely than not that deferred tax assets will be realized. As of December 31, 1996 and 1995, no valuation allowances were required for unrealized capital gains and losses.

The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1996. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes the conditions under which such taxes would become payable are remote.

The Internal Revenue Service ("Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

9. Benefit Plans

Employee Pension Plans--The Company, in conjunction with Aetna, has noncontributory defined benefit pension plans covering substantially all employees. The plans provide pension benefits based on years of service and average annual compensation (measured over 60 consecutive months of highest earnings in a 120-month period). Contributions are determined using the Projected Unit Credit Method and, for qualified plans subject to ERISA requirements, are limited to the amounts that are tax-deductible. As of December 31, 1996, Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $4.3 million, $6.1 million and $5.5 million for the years ended December 31, 1996, 1995 and 1994, respectively.

Employee Postretirement Benefits--In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits, subject to certain caps, for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1996, 1995 and 1994 were $1.8 million, $1.4 million and $1.0 million, respectively.

As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings.

Agent Pension Plans--The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.

Agent Postretirement Benefits--The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1996, 1995 and 1994 were $0.7 million, $0.8 million and $0.7 million, respectively.

Incentive Savings Plan--Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $5.4 million, $4.9 million and $3.3 million in 1996, 1995 and 1994, respectively.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

9. Benefit Plans (Continued)

Stock Plans--Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1996, 1995 and 1994, were $8.1 million, $6.3 million and $1.7 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings.

10. Related Party Transactions

The Company is compensated by the Separate Accounts for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis, ranges, depending on the product, from .10% to 1.90% of their average daily net assets. The Company also receives fees from the variable life and annuity mutual funds and The Aetna Series Fund for serving as investment adviser. Under the advisory agreements, the Funds pay the Company a daily fee which, on an annual basis, ranges, depending on the fund, from .25% to .85% of their average daily net assets. The Company also receives fees (expressed as a percentage of the average daily net assets) from the variable life and annuity mutual funds and The Aetna Series Fund for providing administration services, and from The Aetna Series Fund for providing shareholder services and promoting sales. The amount of compensation and fees received from the Separate Accounts and Funds, included in Charges Assessed Against Policyholders, amounted to $185.4 million, $128.1 million and $104.6 million in 1996, 1995 and 1994, respectively. The Company may waive advisory fees at its discretion.

The Company acts as an investment adviser for its affiliated mutual funds. Since August 1996, Aeltus Investment Management, Inc. ("Aeltus"), a wholly owned subsidiary of HOLDCO and an affiliate of the Company, has been acting as Subadvisor of all affiliated mutual funds and of most of the General Account assets. Fees paid by the Company to Aeltus, included in both Charges Assessed Against Policyholders and Net Investment Income, on an annual basis, range from
 .06% to .55% of the average daily net assets under management. For the year ended December 31, 1996, the Company paid $16.0 million in such fees.

The Company may, from time to time, make reimbursements to a Fund for some or all of its operating expenses. Reimbursement arrangements may be terminated at any time without notice.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

10. Related Party Transactions (Continued)

Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $108.0 million commission, paid by the Company to Aetna Life in 1988, was capitalized as deferred policy acquisition costs. An additional $6.1 million commission, paid by the Company to Aetna Life in 1996, was capitalized as deferred policy acquisition costs. The Company maintained insurance reserves of $628.3 million and $655.5 million as of December 31, 1996 and 1995, respectively, relating to the business assumed. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. The loan is being reduced in accordance with the decrease in the reserves. The fair value of this loan was $625.3 million and $663.5 million as of December 31, 1996 and 1995, respectively, and is based upon the fair value of the underlying assets. Premiums of $25.3 million, $28.0 million and $32.8 million and current and future benefits of $39.5 million, $43.0 million and $43.8 million were assumed in 1996, 1995 and 1994, respectively.

Investment income of $44.1 million, $46.5 million and $51.5 million was generated from the reinsurance loan to affiliate in 1996, 1995 and 1994, respectively. Net income of approximately $8.1 million, $18.4 million and $25.1 million resulted from this agreement in 1996, 1995 and 1994, respectively.

On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company also is responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $28.9 million and $28.0 million were maintained for this contract as of December 31, 1996 and 1995, respectively.

Effective February 1, 1992, the Company increased its retention limit per individual life to $2.0 million and entered into a reinsurance agreement with Aetna Life to reinsure amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business, on a yearly renewable term basis. Premium amounts related to this agreement were $5.2 million, $3.2 million and $1.3 million for 1996, 1995 and 1994, respectively.

The Company received a capital contribution of $10.4 million in cash from HOLDCO in 1996. The Company received no capital contributions in 1995 or 1994.

The Company paid $3.5 million in cash dividends to HOLDCO in 1996. In 1995, the Company dividended $2.9 million in the form of two of its subsidiaries, Systematized Benefits Administrators, Inc. and Aetna Investment Services, Inc., to Aetna Retirement Services, Inc. (the Company's former parent).

Premiums due and other receivables include $2.8 million and $5.7 million due from affiliates in 1996 and 1995, respectively. Other liabilities include $10.7 million and $12.4 million due to affiliates for 1996 and 1995, respectively.

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

10. Related Party Transactions (Continued)

Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

11. Reinsurance

The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets.

The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.



                                                Ceded to      Assumed
                                   Direct        Other       from Other      Net
                                   Amount      Companies      Companies     Amount
                                   ---------   -----------   ------------   --------
                                                      (millions)
1996
----
Premiums:
 Life Insurance                     $  34.6      $ 11.2         $ 25.3       $  48.7
 Accident and Health Insurance          6.3         6.3             --            --
 Annuities                             84.3          --            0.6          84.9
                                    --------     -------        -------      --------
  Total earned premiums             $ 125.2      $ 17.5         $ 25.9       $ 133.6
                                    ========     =======        =======      ========
1995
----
Premiums:
 Life Insurance                     $  28.8      $  8.6         $ 28.0       $  48.2
 Accident and Health Insurance          7.5         7.5             --            --
 Annuities                            164.0          --            0.5         164.5
                                    --------     -------        -------      --------
  Total earned premiums             $ 200.3      $ 16.1         $ 28.5       $ 212.7
                                    ========     =======        =======      ========
1994
----
Premiums:
 Life Insurance                     $  27.3      $  6.0         $ 32.8       $  54.1
 Accident and Health Insurance          9.3         9.3             --            --
 Annuities                            137.3          --            0.2         137.5
                                    --------     -------        -------      --------
Total earned premiums               $ 173.9      $ 15.3         $ 33.0       $ 191.6
                                    ========     =======        =======      ========

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

12. Commitments and Contingent Liabilities

Commitments

Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1996, the Company had commitments to purchase investments of $17.9 million. The fair value of the investments at December 31, 1996 approximated $18.3 million.

Litigation

The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

13. Segment Information (1)

The Company's operations are reported through two major business segments:
Financial Services and Individual Life Insurance.

Summarized financial information for the Company's principal operations was as follows:



(Millions)                               1996          1995          1994
------------------------------------   -----------   -----------   ----------
Revenue:
 Financial Services                     $ 1,195.1     $ 1,211.3    $1,013.5
 Individual Life Insurance                  445.7         407.9       386.1
                                        ----------    ----------   ----------
  Total revenue                         $ 1,640.8     $ 1,619.2    $1,399.6
-----------------------------------     ----------    ----------   ----------
Income before income taxes: (2)
 Financial Services                     $   129.9     $   160.1    $  122.5
 Individual Life Insurance                   83.0         103.1        98.4
                                        ----------    ----------   ----------
  Total income before income taxes      $   212.9     $   263.2    $  220.9
-----------------------------------     ----------    ----------   ----------
Net income: (2)
 Financial Services                     $    94.3     $   113.8    $   85.5
 Individual Life Insurance                   55.9          62.1        59.8
                                        ----------    ----------   ----------
Net income                              $   150.2     $   175.9    $  145.3
-----------------------------------     ----------    ----------   ----------

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
             Notes to Consolidated Financial Statements (Continued)

13. Segment Information (1) (Continued)


Assets under management: (3)
 Financial Services                  $ 27,268.1     $ 22,534.4    $18,122.9
 Individual Life Insurance              2,830.5        2,590.9      2,220.5
--------------------------------     -----------    -----------   -----------
  Total assets under management      $ 30,098.6     $ 25,125.3    $20,343.4
--------------------------------     -----------    -----------   -----------

(1) The 1996 results include severance and facilities charges of $30.7 million, after tax. Of this charge $21.5 million related to the Financial Services segment and $9.2 million related to the Individual Life Insurance segment.

(2) Excludes any effect of the corporate facilities and severance charge recorded in 1996 which is not directly allocable to the Financial Services and Individual Life Insurance segments. (Refer to Note 7).

(3) Excludes net unrealized capital gains (losses) of $366.4 million, $797.1 million and $(386.4) million at December 31, 1996, 1995 and 1994, respectively.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

Aetna Life Insurance and Annuity Company represents that the fees and charges deducted under the policies covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                  CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 6 TO
                             REGISTRATION STATEMENT

This Post-Effective Amendment No. 6 to Registration Statement No. 33-75248 is comprised of the following papers and documents:

(bullet) The facing sheet.
(bullet) One Corporate Variable Universal Life (Corporate VUL) prospectus consisting of 119 pages
(bullet) The undertaking to file reports
(bullet) The undertaking pursuant to Rule 484

(bullet) Representation pursuant to Section 26(e)(2)(A) of the Investment
         Company Act of 1940
(bullet) The signatures
(bullet) Written consents of the following persons:
         A.   Consent of Counsel (included as part of Exhibit No. 2 below)
         B.   Actuarial Consent (included as part of Exhibit No. 6 below)
         C.   Consent of Independent Auditors (included as Exhibit No. 7 below)

      The following Exhibits:

         1. Exhibits required by paragraph A of instructions to exhibits for Form N-8B-2:

              (1)        Resolution establishing Variable Life Account B(1)

              (2)        Not Applicable

              (3)(i)     Form of Specialty Broker Agreement(2)

              (3)(ii)    Form of Life Insurance Broker-Dealer Agreements
                         (10/94)(3)

              (3)(iii) Restated and Amended Third Party Administration and Transfer Agent Agreement(4)

              (4)        Not Applicable

              (5)(i) Corporate VUL Policy (Containing information about Cash Value Accumulation Method of Death Benefit Options (70180-93US))(5)

              (5)(ii) Corporate VUL Policy (Containing Tables of percentages for the Guideline Premium Method for Death Benefit Options (70182-93US))(5)

              (5)(iii) Term Rider (70181-94US) to Corporate VUL Policy 70182-93US(5)

              (6)(i) Certificate of Incorporation of Aetna Life Insurance and Annuity Company(6)

              (6)(ii) Amendment of Certificate of Incorporation of Aetna Life Insurance and Annuity Company(7)

              (6)(iii) By-Laws, as amended September 17, 1997, of Aetna Life Insurance and Annuity Company(8)

              (7)        Not Applicable

              (8)(i) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996
                         and March 1, 1996(7)

              (8)(ii) Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996(9)

              (8)(iii) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996
                         and March 1, 1996(7)

              (8)(iv) Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable

                         Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995,
                         January 1, 1996 and March 1, 1996(9)

            (8)(v) Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investment Institutional Operations Company dated November 1, 1995(10)

            (8)(vi) Fund Participation Agreement between Aetna Life Insurance and Annuity Company and Janus Aspen Series dated April 19, 1994 and amended June 15, 1994, July 31, 1995 and March 1, 1996(9)

            8 (vii) Third Amendment dated as of November 28, 1997 to Participation Agreement among MFS Variable Insurance Trust, Aetna Life Insurance and Annuity Company and Massachusetts Financial Services Company dated April 30, 1996 and amended on September 3, 1996 and March 14, 1997.

            (9)          Not Applicable

            (10.1)       Form of Application for Corporate VUL Policy
                         (38900-93)(11)

            (10.2) Supplement (70268-97) to Form of Application for Corporate VUL Policy (4)

         2.      Opinion and Consent of Counsel

         3.      Not Applicable

         4.      Not Applicable

         5.      See Item No. (27)

         6       Actuarial Opinion and Consent

         7.      Consent of Independent Auditors

         8.      Copy of Power of Attorney(12)

         (27)   Financial Data Schedule

1. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed electronically on February 16, 1996 (Accession No. 0000912057-96-0027723).

2. Incorporated by referenced to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6 (File No. 33-75248), as filed on June 8, 1994.

3. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-75248), as filed on April 25, 1995.

4. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form S-6 (File No. 33-75248), as filed electronically on July 29, 1997 (Accession No. 0000950146-97-001104).

5. Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form S-6 (File No. 33-75248), as filed electronically on April 22, 1997 (Accession No. 0000950146-97-000629).

6. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-1 (File No. 33-60477), as filed electronically on April 15, 1996 (Accession No. 0000950146-96-000534).

7. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-75964), as filed electronically on February 11, 1997 (Accession No. 0000950146-96-00159).

8. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-91846), as filed electronically on October 30, 1997 (Accession No. 0000950146-97-000158).

9. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 33-34370), as filed electronically on September 29, 1997 (Accession No. 0000950146-97-001485).

10. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 33-88720), as filed electronically on June 28, 1996 (Accession No. 0000928389-96-00136).

11. Incorporated by reference to Registration Statement on Form S-6 (File No. 33-75248), as filed on February 10, 1994.

12. Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-34370), as filed electronically on September 29, 1997 (Accession No. 0000950146-97-001485). In addition, a certified copy of the resolution adopted by the Depositor's Board of Directors authorizing filings pursuant to a power of attorney as required by Rule 478 under the Securities Act of 1933 is incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 33-75986), as filed electronically on April 12, 1996 (Accession No. 0000912057-96-006383).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act"), the Registrant, Variable Life Account B of Aetna Life Insurance and Annuity Company, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 6 to its Registration Statement on Form S-6 (File No. 33-75248) and has duly caused this Post-Effective Amendment to be to be signed on its behalf by the undersigned, thereunto duly authorized, and the seal of the Depositor to be hereunto affixed and attested, all in the City of Hartford, and State of Connecticut, on this 25th day of November, 1997.

                                                  VARIABLE LIFE ACCOUNT B OF
                                                  AETNA LIFE INSURANCE AND
                                                  ANNUITY COMPANY
                                                     (Registrant)

(SEAL)

ATTEST: /s/ Karen A. Peddle
        ---------------------------------
            Karen A. Peddle
            Assistant Corporate Secretary

                                             By:  AETNA LIFE INSURANCE AND
                                                  ANNUITY COMPANY
                                                     (Depositor)

                                             By:  Thomas McInerney*
                                                  ------------------------------
                                                  Thomas McInerney
                                                  Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement No. 33-75248 has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature                             Title                                                  Date
---------                             -----                                                  ----

Thomas McInerney*                     Director and President                             )
------------------------------------  (Principal Executive Officer)                      )
Thomas McInerney                                                                         )
                                                                                         )
                                                                                         )
Christopher J. Burns*                 Director                                           )   November
------------------------------------                                                     )   25, 1997
Christopher J. Burns                                                                     )
                                                                                         )



J. Scott Fox*                         Director                                           )
------------------------------------                                                     )
J. Scott Fox                                                                             )
                                                                                         )
                                                                                         )
Timothy A. Holt*                      Director                                           )
------------------------------------                                                     )
Timothy A. Holt                                                                          )
                                                                                         )
                                                                                         )
John Y. Kim*                           Director                                          )
------------------------------------                                                     )
John Y. Kim                                                                              )
                                                                                         )
                                                                                         )
Shaun P. Mathews*                      Director                                          )
------------------------------------                                                     )
Shaun P. Mathews                                                                         )
                                                                                         )
                                                                                         )
Deborah Koltenuk*                     Vice President and Treasurer, Corporate Controller )
------------------------------------                                                     )
Deborah Koltenuk                                                                         )

By: /s/ Julie E. Rockmore
    ----------------------------
    *Julie E. Rockmore
    Attorney-in-Fact

                             VARIABLE LIFE ACCOUNT B
                                  EXHIBIT INDEX

Exhibit No.         Exhibit                                                                                Page
-----------         -------                                                                                ----
99-1.1              Resolution of the Board of Directors of Aetna Life Insurance and Annuity                 *
                    Company establishing Variable Life Account B

99-1.3(i)           Form of Specialty Broker Agreement                                                       *

99-1.3(ii)          Form of Life Insurance Broker-Dealer Agreements (10/94)                                  *

99-1.3(iii)         Restated and Amended Third Party Administration and Transfer Agent Agreement             *

99-1.5(i)           Corporate VUL Policy (Containing information about Cash Value Accumulation               *
                    Method of Death Benefit Options)
                    (70180-93US)

99-1.5(ii)          Corporate VUL Policy (Containing Tables of percentages for the Guideline                 *
                    Premium Method for Death Benefit Options)
                    (70182-93US)

99-1.5(iii)         Term Rider (70181-94US) to Corporate VUL Policy                                          *
                    70182-93US

99-1.6(i)           Certificate of Incorporation of Aetna Life Insurance and Annuity Company                 *

99-1.6(ii)          Amendment of the Certificate of Incorporation of Aetna Life Insurance and                *
                    Annuity Company

99-1.6(iii)         By-Laws, as amended September 17, 1997, of Aetna Life Insurance and Annuity              *
                    Company

99-1.8(i)           Fund Participation Agreement between Aetna Life Insurance and Annuity Company,           *
                    Variable Insurance Products Fund and Fidelity Distributors Corporation dated
                    February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1,
                    1995, January 1, 1996 and March 1, 1996

*Incorporated by reference

Exhibit No.         Exhibit                                                                                 Page
-----------         -------                                                                                 ----
99-1.8(ii)          Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement              *
                    between Aetna Life Insurance and Annuity Company, Variable Insurance Products
                    Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March
                    1, 1996

99-1.8(iii)         Fund Participation Agreement between Aetna Life Insurance and Annuity Company,           *
                    Variable Insurance Products Fund II and Fidelity Distributors Corporation dated
                    February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1,
                    1995, January 1, 1996 and March 1, 1996

99-1.8(iv)          Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement              *
                    between Aetna Life Insurance and Annuity Company, Variable Insurance Products
                    Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1,
                    1996

99-1.8(v)           Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity          *
                    Investment Institutional Operations Company dated November 1, 1995

99-1.8(vi)          Fund Participation Agreement between Aetna Life Insurance and Annuity Company            *
                    and Janus Aspen Series dated April 19, 1994 and amended June 15, 1994, July
                    31, 1995 and March 1, 1996

99-1.8(vii)         Third Amendment dated as of November 28, 1997 to Participation Agreement among   ------------------
                    MFS Variable Insurance Trust, Aetna Life Insurance and Annuity Company and
                    Massachusetts Financial Services Company dated April 30, 1996 and amended on
                    September 3, 1996 and March 14, 1997

99-1.10.1           Form of Application for Corporate VUL Policy (38900-93)                                  *

99-1.10.2           Supplement (70268-97) to Form of Application for Corporate VUL Policy                    *

99-2                Opinion and Consent of Counsel
                                                                                                     ------------------
99-6                Actuarial Opinion and Consent
                                                                                                     ------------------
99-7                Consent of Independent Auditors
                                                                                                     ------------------

*Incorporated by reference

Exhibit No.         Exhibit                                   Page
-----------         -------                                   ----

99-8                Copy of Power of Attorney                         *

27                  Financial Data Schedule
                                                              ------------------
*Incorporated by reference